UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

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Cboe Global Markets, Inc.
(Name of Registrant as Specified In Its Charter)

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2026
Notice of Annual Meeting of Stockholders
and Proxy Statement

April 2, 2026
Dear Cboe Stockholder:
We cordially invite you to attend the 2026 Annual Meeting of Stockholders (the "Annual Meeting") of Cboe
Global Markets, Inc. to be held on Thursday, May 14, 2026, at 8:00 a.m., Central time.
The Annual Meeting will be a completely virtual meeting of stockholders and there will be no physical meeting location. You will be able to attend the Annual Meeting, vote your shares and submit questions during the meeting via live audio webcast by visiting www.virtualshareholdermeeting.com/CBOE2026 and entering the 16-
digit control number included in your proxy materials or on your proxy card. The live audio webcast of the
Annual Meeting will also be available for listening to the general public.
At the Annual Meeting, you will be asked to do the following:
Elect 12 directors to the Board of Directors to hold office until the next Annual Meeting of Stockholders or until their respective successors have been elected and qualified;
Approve, in a non-binding resolution, the compensation paid to our executive officers;
Ratify the appointment of KPMG LLP as our independent registered public accounting firm for the 2026 fiscal year;
Consider one stockholder proposal, if properly presented at the Annual Meeting; and
Transact any other business that may properly come before the meeting and any adjournments and postponements of the meeting.
Enclosed with this letter are a formal notice of the Annual Meeting, a proxy statement, and a form of proxy.
Please carefully review the form of proxy that you receive to confirm that it reflects all of your shares of our stock. If you hold stock in different accounts, you may need to complete multiple proxy cards to vote all of your shares.
Whether or not you plan to attend the Annual Meeting via live audio webcast, it is important that your shares be represented and voted. Please submit your proxy by Internet or telephone, or complete, sign, date and return the enclosed proxy using the enclosed postage-paid envelope. The enclosed proxy, when returned properly executed, will be voted in the manner directed in the proxy.
We hope that you will participate in the Annual Meeting, either via live audio webcast or by proxy.

Sincerely,

William M. Farrow, III Chairman

CBOE GLOBAL MARKETS, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
The 2026 Annual Meeting of Stockholders (the "Annual Meeting") of Cboe Global Markets, Inc. will be held on
Thursday, May 14, 2026, at 8:00 a.m., Central time.
The Annual Meeting will be a completely virtual meeting of stockholders. You will be able to attend the Annual
Meeting, vote your shares and submit questions during the meeting via live audio webcast by visiting
www.virtualshareholdermeeting.com/CBOE2026 and entering the 16-digit control number included in your proxy materials or on your proxy card. Online check-in to the Annual Meeting live audio webcast will begin at 7:45
a.m., Central time, and you are encouraged to allow ample time to log in to the meeting webcast and test your computer audio system. There will be no physical meeting location.
The purpose of the Annual meeting is to:
1.Consider and act upon a proposal to elect 12 directors named in the proxy statement to the Board of
Directors to hold office until the next Annual Meeting of Stockholders or until their respective successors have been elected and qualified;
2.Consider and act upon a non-binding resolution to approve the compensation paid to our executive officers;
3.Consider and act upon the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the 2026 fiscal year;
4.Consider one stockholder proposal, if properly presented at the Annual Meeting; and
5.Transact any other business that may properly come before the meeting and any adjournments or postponements of the meeting.
You are entitled to vote online during the Annual Meeting and any adjournments or postponements of the meeting if you were a stockholder of record at the close of business on March 19, 2026. A list of stockholders of record will be open for examination by any stockholder for any purpose germane to the Annual Meeting for a period of 10 days prior to the Annual Meeting at our principal executive offices at 433 West Van Buren Street,
Chicago, Illinois 60607.
Your vote is important. Whether or not you plan to attend, please vote as soon as possible. For additional details, please see the information under "How do I vote?" in the proxy statement.

Internet Before the Meeting Go to www.proxyvote.com	Internet During the Meeting Go to www.virtualshareholdermeeting .com/CBOE2026	Telephone Call toll free 1-800-690-6903	Mail Complete, sign, date and return the enclosed proxy using the enclosed postage-paid envelope
By Order of the Board of Directors,

April 2, 2026		Patrick Sexton Corporate Secretary
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 14, 2026:
Notice of Annual Meeting and Proxy Statement are on our Investor Relations website at http://ir.Cboe.com.

We are furnishing this Proxy Statement to you in connection with a solicitation of proxies by the Board of
Directors of Cboe Global Markets, Inc., a Delaware corporation, for use at the Cboe Global Markets, Inc. 2026
Annual Meeting of Stockholders on Thursday, May 14, 2026 at 8:00 a.m., Central time, and at any adjournments or postponements thereof. The approximate date on which this Proxy Statement and the accompanying form of proxy are first being sent to stockholders is April 2, 2026.
Except as otherwise indicated, the terms "the Company", "Cboe Global Markets", "we", "us", and "our" refer to
Cboe Global Markets, Inc. When we use the term "Cboe Options" or "C1" we are referring to Cboe Exchange,
Inc., a wholly owned subsidiary and predecessor entity of Cboe Global Markets.
Trademark Information
Cboe®, Cboe Global Markets®, Cboe Titanium®, and VIX® are registered trademarks of Cboe Global Markets,
Inc. or its subsidiaries. All other trademarks are property of their respective owners.

Note About Forward-Looking Statements
This Proxy Statement contains historical and forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995 that involve a number of risks and uncertainties. You can identify these statements by forward-looking words such as "may", "might", "should", "expect", "plan", "anticipate", "believe",
"estimate", "predict", "potential", or "continue", and the negative of these terms and other comparable terminology. All statements that reflect our expectations, assumptions or projections about the future other than statements of historical fact are forward-looking statements. These forward-looking statements, which are subject to known and unknown risks, uncertainties and assumptions about us, may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from those expressed or implied by the forward-looking statements. In particular, you should consider the risks and uncertainties described in Part 1 of our Annual Report on Form 10-K for the fiscal year ended
December 31, 2025 under Item 1A., "Risk Factors", and our other filings with the Securities and Exchange
Commission ("SEC"). While we believe we have identified material risks, these risks and uncertainties are not exhaustive. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible to predict all risks and uncertainties, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Cboe Global Markets 2026 Proxy Statement	1

PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this Proxy Statement for the Cboe Global Markets,
Inc. 2026 Annual Meeting of Stockholders (the "Annual Meeting"). It does not contain all of the information that you should consider in voting your shares of our common stock. Before voting, you should carefully read this entire Proxy Statement, as well as our 2025 Annual Report to Stockholders included in this mailing, which includes a copy of our Annual Report on Form 10-K for the year ended December 31, 2025.

Annual Meeting Date:	May 14, 2026
Annual Meeting Time:	8:00 a.m. (Central time)
Virtual Meeting Website Address:	www.virtualshareholdermeeting.com/CBOE2026
Record Date:	March 19, 2026
Stockholder Actions and Board of Directors Voting Recommendations

Proposal	Board Voting Recommendation	Page Reference
1 - Elect 12 directors to the Board of Directors	FOR	5
2 - Approve, in a non-binding resolution, the compensation paid to our executive officers	FOR	29
3 - Ratify the appointment of KPMG LLP ("KPMG") as our independent registered public accounting firm for the 2026 fiscal year	FOR	82
4 - Stockholder proposal regarding shareholder right to act by written consent	AGAINST	84
Business Highlights
Achieved record options volume activity levels
Launched new products and added new indices
Conducted a comprehensive strategic review of the Company's global business operations, resulting in a strategic realignment of the Company's business portfolio and an enhanced focus on core strengths and emerging growth opportunities
Expanded retail access with the launch of a Pan-European Best Bid and Offer trading solution
Began enhancing our governance, risk, and compliance framework
Advanced cloud-based data access with launch of index datasets
Successfully navigated key executive transitions
Completed key migrations
For more highlights, see "Executive Compensation—Compensation Discussion and Analysis"

2	Cboe Global Markets 2026 Proxy Statement

Returns to Stockholders
Cboe Global Markets and its Board of Directors ("Board") have demonstrated an ongoing commitment to creating long-term stockholder value and produced the following notable returns to stockholders in 2025.
Total Stockholder Return (2)
________________________________________________
(1)$ in millions. Numbers may not foot due to rounding.
(2)As of December 31, 2025. Includes reinvestment of all dividends.

Cboe Global Markets 2026 Proxy Statement	3

Director Nominee Highlights
The nominees for our Board exhibit an effective mix of qualifications, experiences, and tenure. For additional information, see "Corporate Governance—Proposal 1—Election of Directors".

Qualifications and Experiences
13
10
8
5
3
0
Strategy
Management
Markets, Clearing, and Products
Government Relations and Regulatory
Corporate Governance
International
Risk Management
Technology
Fresh Perspective
Number of Director Nominees

100%
100%
100%
83%
75%
83%
50%
42%
42%
9 years average tenure
33%
25%
42%

4	Cboe Global Markets 2026 Proxy Statement

Corporate Governance Highlights
We are committed to good corporate governance, which promotes the long-term interests of stockholders by providing for effective oversight and management of the Company. The following are highlights of our corporate governance framework. For additional information, see "Corporate Governance".

10 of the 12 Nominees are Independent;	Split Chairman and CEO roles;
Directors are Elected Annually;	Majority Voting Standard in Director Elections;
Majority Voting Standard for Bylaw and Charter Amendments;	Risk Oversight by Board and Committees, including a Risk Committee;
Proxy Access Bylaw Provision for Director Nominations;	Human Capital and Succession Oversight by Board and Compensation and Human Capital Committee;
Stockholders can Call Special Meetings;	Executive Sessions of Board and Committees; and
Robust Annual Board and Committees Self- Evaluation process;	Anti-Hedging, Anti-Pledging, and Clawback Policies for Executive Officers.
Independent Audit, Compensation and Human Capital, and Nominating and Governance Committees;
Stockholder Engagement Highlights
We are committed to fostering long-term and institution-wide relationships with stockholders and maintaining their trust and goodwill. Through a variety of engagement activities, our discussions with stockholders cover a variety of topics, including our performance, strategy, and executive compensation. See also "Corporate
Governance—Stockholder Engagement".
Executive Compensation Highlights
The design of our executive compensation program, including compensation practices and independent oversight, is intended to align management's interests with those of our stockholders. The following are highlights of our 2025 executive compensation program. See also "Executive Compensation".
Annual cash incentives were based on corporate performance (weighted 70%) and individual performance (weighted 30%);
Long-term incentives in the form of equity awards were comprised of 50% time-based restricted stock units ("RSUs") and 50% performance-based RSUs ("PSUs"), other than a special one-time grant to Ms.
Clay and the grant of RSUs to Mr. Tomczyk;
Performance-based compensation with limits on all incentive award payouts;
No excessive perquisites;
Mandatory and supplemental clawback policies applicable to cash incentives and equity awards; and
Mandatory stock ownership and holding guidelines.
Additional Information
Please see the information under "Other Items" for important information about this Proxy Statement, voting, the
Annual Meeting, Cboe Global Markets documents available to stockholders, communications, and the deadlines to submit stockholder proposals for the 2027 Annual Meeting of Stockholders. Additional questions may be directed to Investor Relations at investorrelations@Cboe.com or (312) 786-7559.

Cboe Global Markets 2026 Proxy Statement	5

CORPORATE GOVERNANCE
PROPOSAL 1—ELECTION OF DIRECTORS
Board Composition
Our Third Amended and Restated Certificate of Incorporation provides that our Board will consist of not less than 11 and not more than 23 directors. Our Board currently has 13 directors. Each director is elected annually to serve until the next Annual Meeting of Stockholders and until his or her successor is elected or appointed and qualified, except in the event of earlier death, resignation or removal. Subject to retirement, there is no limit on the number of terms a director may serve on our Board.
General
At the Annual Meeting, our stockholders will be asked to elect the 12 director nominees set forth below, each to serve until the 2027 Annual Meeting of Stockholders. All of the director nominees have been recommended for election by our Nominating and Governance Committee and approved and nominated for election by our Board.
In addition, with respect to Mr. Donohue, his employment agreement provides that the Company will nominate him as a director for stockholder approval at each annual meeting during his employment with us. All of the director nominees were elected as directors by stockholders at the 2025 Annual Meeting of Stockholders, other than Mr. Donohue, who was appointed in May 2025.
Mr. Matturri is not standing for reelection as a director at the Annual Meeting. We thank him for his dedicated service to the Company. The Board intends to decrease the total number of directors constituting our entire
Board to 12.
All of the nominees have indicated their willingness to serve if elected. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, then shares represented by properly executed proxies will be voted at the discretion of the persons named in those proxies for such other person as the Board may designate. We do not presently expect that any of the nominees will be unavailable. Your proxy for the Annual
Meeting cannot be voted for more than 12 nominees.
Qualifications and Experience
The Board believes that the skills, qualifications and experiences of the director nominees make them all highly qualified to serve on our Board, both individually and as providing complementary skills on our Board. In addition, our Board's composition represents a balanced approach to director tenure: 5 of the 12 nominees have tenures equal to or less than 5 years, with an average tenure of approximately 9 years, allowing the Board to benefit from the experience of longer-serving directors combined with fresh perspectives from newer

6	Cboe Global Markets 2026 Proxy Statement

directors. The following table shows the specific qualifications and experiences the Board and the Nominating and Governance Committee considered for each nominee.

Director Qualifications and Experiences	Farrow	Donohue	Fitzpatrick	Fong	Froetscher	Goodman	Mansfield	Mao	McPeek	Palmore	Parisi	Tomczyk
Strategy
Experience developing and executing upon long-term strategic plans, growth strategies, and capital allocation plans	●	●	●	●	●	●	●	●	●	●	●	●
Management
Experience managing large and complex organizations at a senior level	●	●	●	●	●	●	●	●	●	●	●	●
Financial Markets, Clearing, and our Products
Experience with the trading or clearing of derivatives, equities, or FX and/or with our markets and products	●	●					●		●		●	●
Government Relations and Regulatory
Experience and understanding of the complex regulatory environment in which our businesses operate and/or working in or with the government and regulators	●	●	●	●	●		●		●	●	●	●
Corporate Governance
Knowledge of corporate governance matters, primarily
through service on other public company boards, to
help support our goals of strong Board and
management accountability, transparency, effective
oversight, and good governance
	●	●		●	●	●			●	●	●	●
International
Experience in a senior leadership role in an organization with significant international operations or expansion into new international markets	●	●	●	●	●		●	●	●	●		●
Risk Management
Skills and experience in assessment, oversight, and/or management of risks	●	●	●	●	●	●	●	●	●	●	●	●
Technology
Experience or expertise in assessing opportunities and risks of new technologies and/or assessing cybersecurity risks and vulnerabilities	●	●		●				●				●
Fresh Perspective
Board tenure is equal to or less than five years		●		●			●	●	●

Cboe Global Markets 2026 Proxy Statement	7

Nominees
Set forth below is biographical information, as of March 19, 2026, for each of the directors nominated to serve on our Board for a one-year term until the 2027 Annual Meeting of Stockholders, as well as the reasons why the
Board believes each candidate is well suited to serve as a director. Additionally, based on the characteristics of our directors as reported in their respective directors and officers questionnaires, 5 of the nominees are women and 4 of the nominees are racially or ethnically diverse. The terms indicated for service include the service on the board of Cboe Options prior to our demutualization and our initial public offering in 2010.
In addition, as indicated below, certain director nominees also have served on certain boards of directors and committees of Cboe Futures Exchange, LLC ("CFE"), Cboe SEF, LLC ("SEF") and our U.S. securities exchanges, which include Cboe Options, Cboe C2 Exchange, Inc. ("C2"), Cboe BZX Exchange, Inc. ("BZX"),
Cboe BYX Exchange, Inc., Cboe EDGA Exchange, Inc., and Cboe EDGX Exchange, Inc. (collectively, the
"securities exchanges").

8	Cboe Global Markets 2026 Proxy Statement

William M. Farrow, III Chairman Independent Age: 71 Committees: Audit Committee Executive (Chair) Compensation and Human Capital Nominating and Governance
Background
Mr. Farrow has served as non-executive Chairman of the Board since
September 2023, as our independent Lead Director from May 2023 to
September 2023 and as a member of our Board since 2016. Mr. Farrow is the retired President and CEO of Urban Partnership Bank, a position he held from
2010 through 2017. Prior to that, he was the Managing Partner and CEO of
FC Partners Group, LLC from 2007 to 2009, the Executive Vice President and
Chief Information Officer of The Chicago Board of Trade from 2001 to 2007 and held various senior positions at Bank One Corporation. Mr. Farrow currently serves on the board of directors of publicly traded company WEC
Energy Group, Inc. and on the boards of directors of CoBank, Inc. and
Endeavor Health. Mr. Farrow previously was the owner of Winston and Wolfe
LLC, a privately held technology development and advisory company, and served on the boards of directors of the Federal Reserve Bank of Chicago,
Urban Partnership Bank, and Echo Global Logistics, Inc., formerly a publicly traded company. Mr. Farrow holds a B.A. degree from Augustana College and a Masters of Management from Northwestern University's Kellogg School of
Management.
Qualifications
Mr. Farrow brings his experience as the retired President and CEO of a mission based community development financial institution to our Board. He has a strong understanding of information technology systems, including cybersecurity, and the financial services and banking industry. He also has knowledge of the corporate governance issues facing boards from his experience serving on them. We believe that these experiences give Mr.
Farrow an important skill set that makes him well suited to serve on our Board and as our Chairman.

Craig S. Donohue CEO and President Age: 64 Committees: Executive
Background
Mr. Donohue has served as our Chief Executive Officer ("CEO") and director since May 2025 and as our President since August 2025. Prior to joining
Cboe, Mr. Donohue served as Chairman of the board of directors of the
Options Clearing Corporation ("OCC") from January 2024 to May 2025, as
Executive Chairman of OCC from January 2014 to January 2024, and as
Chief Executive Officer of OCC from September 2016 to January 2019. Prior to joining OCC, Mr. Donohue spent more than two decades in global financial markets, most recently as Chief Executive Officer of CME Group, Inc. from
January 2004 to May 2012. Mr. Donohue holds a Master of Management from
Northwestern University's Kellogg Graduate School of Management, a Master
of Law in Financial Services Regulation from IIT Chicago-Kent College of
Law, a J.D. from The John Marshall Law School and a bachelor's degree in political science and history from Drake University.
Qualifications
Mr. Donohue's extensive experience in global financial markets provides him with valuable insight into our business. His prior leadership roles as Chief
Executive Officer of CME Group, Inc. and as Chairman and Chief Executive
Officer of OCC provide him with significant experience in corporate governance, regulatory engagement, strategic transformation and risk management. We believe that these experiences, along with his role as our
CEO, make Mr. Donohue well suited to serve on our Board.

Cboe Global Markets 2026 Proxy Statement	9

Edward J. Fitzpatrick Independent Age: 59 Committees: Finance and Strategy Risk
Background
Mr. Fitzpatrick has served on our Board since 2013. Mr. Fitzpatrick is currently
Senior Vice President and Senior Client Advisor of Genpact Limited, a
position he has held since August 2021, and prior to that was its Chief
Financial Officer from July 2014 to August 2021. Prior to joining Genpact
Limited, Mr. Fitzpatrick worked at Motorola Solutions, Inc. and its predecessors from 1998 through 2014 in various financial positions, including as its Chief Financial Officer from 2009 to 2013. Before joining Motorola, Mr.
Fitzpatrick was an auditor at PricewaterhouseCoopers, LLP from 1988 to
1998. Mr. Fitzpatrick holds a B.S. degree in Accounting from Pennsylvania
State University and an M.B.A. degree from The Wharton School at the
University of Pennsylvania and earned his CPA (inactive) certification in 1990.
Qualifications
Mr. Fitzpatrick brings his experience as the former Chief Financial Officer of publicly traded companies to our Board. He has extensive experience with finance, public company responsibilities and strategic transactions. We believe that these experiences give Mr. Fitzpatrick an important skill set that makes him well suited to serve on our Board.

Ivan K. Fong Independent Age: 64 Committees: Nominating and Governance Risk
Background
Mr. Fong has served on our Board since December 2020. Mr. Fong is the retired Executive Vice President, General Counsel and Secretary of Medtronic
plc, a position he held from February 2022 to July 2025. Mr. Fong also served as Strategic Advisor of Medtronic plc from July 2025 to November 2025. Prior to his roles at Medtronic, he served as Senior Vice President, Chief Legal and
Policy Officer and Secretary of 3M Company from 2019 to January 2022 and as its Senior Vice President, Legal Affairs and General Counsel from 2012 to
2019. Prior to joining 3M Company, Mr. Fong was General Counsel of the
U.S. Department of Homeland Security from 2009 to 2012 and Chief Legal
Officer and Secretary of Cardinal Health, Inc. from 2005 to 2009. He has previously served as Deputy Associate Attorney General with the U.S.
Department of Justice and was a partner with the law firm of Covington &
Burling LLP. Mr. Fong holds an S.B. degree in Chemical Engineering and an
S.M. degree in Chemical Engineering Practice from Massachusetts Institute of Technology, a J.D. degree from Stanford University, and a Bachelor of Civil
Law from Oxford University.
Qualifications
Mr. Fong brings his experience as the former general counsel of public companies, in private practice and as the former general counsel of a government department. He has extensive experience in corporate governance, government relations and the types of legal issues that public companies face, which we believe makes him well suited to serve on our
Board.

10	Cboe Global Markets 2026 Proxy Statement

Janet P. Froetscher Independent Age: 66 Committees: Compensation and Human Capital (Chair) Executive Risk
Background
Ms. Froetscher is currently Senior Advisor, since September 2023, of The J.B.
and M.K. Pritzker Family Foundation, and was its Chair from September 2023 until March 2026 and its President from April 2016 until September 2023. She has served on the Board of Cboe Global Markets since our initial public offering in 2010 and of Cboe Options from 2005 to 2017. Previously, she served as President and Chief Executive Officer of Special Olympics
International from October 2013 until October 2015, President and CEO of the
National Safety Council from 2008 until October 2013, President and CEO of the United Way of Metropolitan Chicago and in a variety of roles at the Aspen
Institute, most recently as Chief Operating Officer. From 1992 to 2000, Ms.
Froetscher was the executive director of the Finance Research and Advisory
Committee of the Commercial Club of Chicago. Ms. Froetscher currently serves on the board of directors of SouthState Corporation, a publicly traded company. She has also previously served on the board of directors of
Independent Bank Group, Inc., formerly a publicly traded company that was acquired by SouthState Corporation, and the board of trustees of National
Louis University. Ms. Froetscher holds a B.A. degree from the University of
Virginia and a Masters of Management from Northwestern University's
Kellogg School of Management. Ms. Froetscher is also a Henry Crown Fellow of the Aspen Institute.
Qualifications
Ms. Froetscher brings her experiences as the former President of a family foundation and former Chief Executive Officer of public service entities to our
Board. In addition, her service on another public company board also gives
Ms. Froetscher experience with corporate governance and leadership skills.
We believe that these experiences give her leadership, operational and community engagement skills that make her well suited to serve on our
Board.

Jill R. Goodman Independent Age: 59 Committees: Executive Finance and Strategy (Chair) Nominating and Governance
Background
Ms. Goodman has served on our Board since 2012. Ms. Goodman is currently Managing Director of Foros, a strategic financial and mergers and acquisitions advisory firm, a position she has held since November 2013.
Previously, she served as a Managing Director and Head, Special Committee and Fiduciary Practice—U.S. at Rothschild from 2010 to October 2013. From
1998 to 2010, Ms. Goodman was with Lazard in the Mergers & Acquisitions and Strategic Advisory Group, most recently as Managing Director. Ms.
Goodman advises companies and special committees with regard to mergers and acquisitions. Ms. Goodman currently serves on the boards of directors of
Cover Genius, a global insurance technology company, and publicly traded company Genworth Financial, Inc. Ms. Goodman graduated magna cum laude from Rice University with a B.A. degree. She received her J.D. degree, with honors, from the University of Chicago Law School.
Qualifications
Ms. Goodman brings extensive experience in the boardroom to the Company.
Her experiences, both as an investment banker and her corporate and securities legal background, bring a unique insight with which to consider our opportunities. In addition, her service on another company board also gives
Ms. Goodman experience with corporate governance and leadership skills.
We believe that these experiences give her knowledge and skills that make her well suited to serve on our Board.

Cboe Global Markets 2026 Proxy Statement	11

Erin A. Mansfield Independent Age: 66 Committees: Compensation and Human Capital Executive Risk (Chair)
Background
Ms. Mansfield has served on our Board since 2024. Ms. Mansfield is a retired
Managing Director from Barclays PLC, a position she held from 2003 to 2023, where she served in multiple roles, including Global Head of Regulatory
Relations & Policy, Global Head of Investment Banking Compliance and Chief
Compliance Officer Americas. Prior to her time with Barclays, Ms. Mansfield was a Vice President at Goldman Sachs & Co. LLC in their Fixed Income,
Currencies & Commodities group. Ms. Mansfield holds a B.A. degree from
Vassar College.
Qualifications
Ms. Mansfield has a strong understanding of our business, financial markets, products, compliance and the regulation of the financial and derivatives industries from her leadership positions at key financial institutions. We believe that her experience makes her well suited to serve on our Board.

Cecilia H. Mao Independent Age: 51 Committees: Finance and Strategy Risk
Background
Ms. Mao has served on our Board since 2024. Ms. Mao is currently Global
Chief Product Officer at Equifax, having served in this position since 2020.
Previously, Ms. Mao was with Oracle Corp. from 2014 to 2020, holding multiple positions including Director, Senior Director, and Vice President of
Oracle Data Cloud. Prior to her time at Oracle Corp., Ms. Mao held management positions at Verisk Analytics, FICO, and other technology companies. Ms. Mao graduated from the University of California, Berkeley with a B.A. degree.
Qualifications
As an experienced leader, Ms. Mao's positions at Equifax and Oracle give her unique insights into all aspects of corporate growth, enterprise management, and technology. Ms. Mao has a deep understanding of revenue acceleration and adapting to new strategic opportunities. We believe that her experience makes her well suited to serve on our Board.

12	Cboe Global Markets 2026 Proxy Statement

Jennifer J. McPeek Independent Age: 56 Committees: Audit
Background
Ms. McPeek has served on our Board since August 2020. Ms. McPeek is an independent advisor to companies on value-based management and incentive design. Previously, she has served as the Chief Financial Officer of
Russell Investments from 2018 to 2019. From 2009 to 2017, Ms. McPeek was with Janus Henderson Investors plc and its predecessor company Janus
Capital Group Inc., serving as the Chief Financial Officer from 2013 to 2017, and as the Chief Operating and Strategy Officer post-merger in 2017. Prior to that, Ms. McPeek was with ING Investment Management, Americas from
2005 to 2009, where she was a member of the management committee and led the strategy function. Ms. McPeek currently serves on the boards of directors of First American Funds Trust, overseeing six money market funds, and Cushman & Wakefield plc, a publicly traded company. She graduated magna cum laude from Duke University with an A.B. degree in Mathematics and Economics and received her M.S. degree in Financial Engineering from the MIT Sloan School of Management. Ms. McPeek holds the Chartered
Financial Analyst designation.
Qualifications
As the former Chief Financial Officer of privately held and publicly traded asset management companies, Ms. McPeek has extensive experience with finance, public company responsibilities, strategic transactions and knowledge of our industry. In addition, her service on another company board also gives Ms. McPeek experience with corporate governance and leadership skills. We believe that her experience makes her well suited to serve on our
Board.

Roderick A. Palmore Independent Age: 74 Committees: Executive Finance and Strategy Nominating and Governance (Chair)
Background
Mr. Palmore is Senior Counsel at Dentons where he advises public and private corporations and their leadership suites on risk management and governance issues across practices and industry sectors. Mr. Palmore retired from his position as Executive Vice President, General Counsel and Chief
Compliance and Risk Management Officer of General Mills, Inc. in February
2015 and has served on the Board of Cboe Global Markets since our initial public offering in 2010 and of Cboe Options from 2000 to 2017. Prior to joining General Mills in February 2008, he served as Executive Vice President and General Counsel of Sara Lee Corporation. Before joining Sara Lee, Mr.
Palmore served in the U.S. Attorney's Office in Chicago and in private practice. Mr. Palmore has previously served as a member of the boards of directors of The Goodyear Tire & Rubber Company, a publicly traded company, Express Scripts Holding Company, formerly a publicly traded company, Nuveen Investments, Inc. and the United Way of Metropolitan
Chicago. Mr. Palmore holds a B.A. degree in Economics from Yale University and a J.D. degree from the University of Chicago Law School.
Qualifications
Through his experience as general counsel of public companies, in private practice and as an Assistant U.S. Attorney, Mr. Palmore has extensive experience in corporate governance and the legal issues facing the Company.
In addition, his experience provides him with strong risk management skills.
We believe that his experience makes him well suited to serve on our Board.

Cboe Global Markets 2026 Proxy Statement	13

James E. Parisi Independent Age: 61 Committees: Audit (Chair) Compensation and Human Capital Executive
Background
Mr. Parisi has served on our Board since 2018. Mr. Parisi most recently served as the Chief Financial Officer of CME Group Inc. from November 2004 to August 2014, prior to which he held positions of increasing responsibility and leadership within CME Group Inc. from 1988, including as Managing
Director & Treasurer and Director, Planning & Finance. He has previously served as the Chairman of the Illinois Special Olympics Foundation Board
and as a member of the boards of directors of CFE, SEF and Pursuant Health
Inc., as well as ATI Physical Therapy, Inc. and Cotiviti Holdings, Inc., both formerly publicly traded companies. Mr. Parisi holds a B.S. degree in Finance from the University of Illinois and an M.B.A. degree from the University of
Chicago.
Qualifications
As the retired Chief Financial Officer of a publicly traded company offering a diverse derivatives marketplace and as a former member of the boards of directors of CFE and SEF, Mr. Parisi has extensive knowledge of our industry.
His service on other company boards also gives Mr. Parisi experience with corporate governance and leadership skills. We believe that his experience makes him well suited to serve on our Board.

Fredric J. Tomczyk Former CEO Age: 70 Committees: Finance and Strategy Risk
Background
Mr. Tomczyk has served on our Board since 2019. He served as our CEO from September 2023 to May 2025. Previously, he was President and Chief
Executive Officer of TD Ameritrade Holding Corporation, a position he held from October 2008 to October 2016. Prior to this position, he held positions of increasing responsibility and leadership with the TD organization from 1999.
Mr. Tomczyk was also a member of the TD Ameritrade board of directors from
2006 to 2007 and 2008 to 2016. Prior to joining the TD organization in 1999,
Mr. Tomczyk was President and Chief Executive Officer of London Life. He
currently serves on the board of Willis Towers Watson PLC, a publicly traded company, and is a member of the Cornell University Athletic Alumni Advisory
Council. Mr. Tomczyk also previously served as the lead independent director of Sagen MI Canada Inc., a publicly traded company, and of its operating subsidiary Sagen Mortgage Insurance Company Canada, as a director of
Knight Capital Group, Inc. and as a trustee of Liberty Property Trust, both formerly publicly traded companies, and as a director of the Securities
Industry and Financial Markets Association. Mr. Tomczyk holds a B.S. degree in Applied Economics & Business Management from Cornell University and is a Fellow of the Institute of Chartered Accountants of Ontario.
Qualifications
Mr. Tomczyk's extensive knowledge of the financial markets, technology and the financial services and banking industries gives him unique insights into our business. His prior service as our CEO and as TD Ameritrade's President and Chief Executive Officer also gives Mr. Tomczyk experience with corporate governance and leadership skills, working with the government and regulators, successfully developing and executing corporate strategic initiatives and overseeing risk management programs. We believe that these experiences, make him well suited to serve on our Board.

The Board recommends that the stockholders vote FOR each of the director nominees.

14	Cboe Global Markets 2026 Proxy Statement

BOARD STRUCTURE
Independence
Our Bylaws require that, at all times, no less than two-thirds of our directors will be independent. The
Nominating and Governance Committee has affirmatively determined that all of our directors serving in 2025, except Messrs. Donohue and Tomczyk, are independent under BZX listing standards for independence.
All of the directors then serving on each of the Audit, Compensation and Human Capital, and Nominating and
Governance Committees are independent. Each of these Committees (as defined below) reports to the Board as they deem appropriate, and as the Board may request.
Non-Executive Chairman
The Board has an independent Non-Executive Chairman, Mr. Farrow. Our Corporate Governance Guidelines
require that an independent director serve as our Non-Executive Chairman or Lead Director, as applicable. The position is annually elected by the Board, upon the recommendation of the Nominating and Governance
Committee, however, it is expected that the elected director will serve 4 years, which may be extended in extraordinary circumstances. Under our Bylaws, the Chairman shall be the presiding officer at all meetings of the Board and stockholders and shall exercise such other powers and perform such other duties as are delegated to the Chairman by the Board. Additionally, the Charter of the Non-Executive Chairman/Lead Director,
Appendix A to our Corporate Governance Guidelines, provides for the following responsibilities, among other items:
Chair all meetings of the non-employee and independent directors of the Board, including the executive sessions;
Approve agendas for Board meetings and consult with the CEO on other matters pertinent to us and the
Board;
Serve as a liaison between the CEO and the independent Directors;
Approve meeting schedules to assure that there is sufficient time for discussion of all agenda items;
Advise and consult with the CEO on the general scope and type of information to be provided in advance of Board meetings;
In collaboration with the CEO, consult with the appropriate members of senior management about what information pertaining to our finances, operations, strategic alternatives, and compliance is to be sent to the Board; and
To perform other duties as the Board may determine.
Chairman and CEO Roles
The Board carefully considers its Board leadership structure and the benefits of continuity in leadership roles and believes having Mr. Farrow serve in the role of Non-Executive Chairman enhances the Company's strategic alignment and supports Cboe Global Markets' ability to deliver stockholder value.
The Board periodically reviews the leadership structure and may make changes in the future based upon what the Board believes to be in the best interests of the Company and stockholders at the time. At certain points in our history, the Chairman and CEO roles have been held by the same person, and at other times the roles have been held by different individuals. Under our Bylaws, the Chairman may, but need not be, our CEO, and the
Board believes it is important to retain its flexibility to allocate the responsibilities of the offices of the Chairman and CEO in any way that is in the best interests of the Company and stockholders at a given point in time based upon then-prevailing circumstances. The Board believes that the decision as to who should serve in those roles, and whether the offices should be combined or separate, should be assessed periodically by the Board and that the Board should not be constrained by a rigid policy mandate when making these determinations.

Cboe Global Markets 2026 Proxy Statement	15

In addition, our Board has implemented the following elements to help ensure independent oversight for us and for our Board:
Requiring the Board to consist of at least two-thirds independent directors who meet regularly without management and solely with non-employee and independent directors;
Establishing independent Audit, Compensation and Human Capital, and Nominating and Governance
Committees; and
Appointing an independent Non-Executive Chairman or Lead Director, as applicable.
Board Oversight of Strategy
With oversight and direction from the Board and the Finance and Strategy Committee, our CEO develops the
Company's business strategy in conjunction with management. This process is collaborative and evolving. The
Finance and Strategy Committee meets quarterly with management to approve or make recommendations, as necessary, to the Board regarding the Company's budget, capital allocation, strategic plans, and acquisition, investment or divestment opportunities. Further, summaries of the proceedings from prior Finance and Strategy
Committee meetings are provided to the Board on a quarterly basis.
In particular, in the second half of 2025, Mr. Donohue and management conducted a comprehensive strategic review of the Company's global business operations, resulting in a strategic realignment of the Company's business portfolio and an enhanced focus on core strengths and emerging growth opportunities. Following this comprehensive strategic review, the Company initiated the wind-down of its Japanese equities business, including the cessation of operations of its Cboe Japan proprietary trading system and Cboe BIDS Japan block trading platform, initiated a sales process for its Cboe Australia and Cboe Canada businesses, discontinued its
U.S. and European Corporate Listings efforts, and reduced costs associated with its U.S. and European exchange-traded products ("ETPs") Listings businesses, Cboe Europe Derivatives ("CEDX"), and several of the
Company's smaller Risk and Market Analytics businesses. Subsequent to December 31, 2025, after further review of its global business operations, the Company initiated the wind-down of CEDX. For more information on the Company's sharpened strategy, see "Executive Compensation—Compensation Discussion and Analysis
—Executive Summary—2025 Business Highlights".
Board Oversight of Human Capital and Succession Planning
The Board recognizes that our business depends on employee productivity, development, and engagement.
The Compensation and Human Capital Committee has been delegated the responsibility to oversee the policies and strategies relating to talent, leadership, and culture, including inclusion. The Compensation and Human
Capital Committee receives presentations throughout the year on human resources matters, including succession planning, inclusion initiatives, employee metrics, attrition and retention metrics, compensation and benefits, and employee engagement survey results. Further, summaries of the proceedings from prior
Compensation and Human Capital Committee meetings are provided to the Board on a routine basis, including on a quarterly basis.
The Board further believes that providing for effective continuity of leadership is central to our long-term growth strategy. The succession planning process includes consideration of ordinary course succession and planning for situations where executives unexpectedly become unable to perform their duties. Executive succession planning is an ongoing process, reviewed and discussed on at least an annual basis by the Compensation and
Human Capital Committee. The Compensation and Human Capital Committee reviews the Company's organizational chart for potential successors. Summaries of these proceedings from prior Compensation and
Human Capital Committee meetings are provided to the Board on a routine basis. The Board also reviews reports about executive succession and undergoes other relevant evaluations on an as needed basis.
In addition, Board succession planning is evaluated regularly within the Nominating and Governance
Committee, whose reports and other necessary action items are discussed and acted upon by the Board as a whole. For more information see "Committees of the Board—Nominating and Governance Committee" below.
Further, as a result of recent executive transitions, in particular the appointments of Mr. Donohue as Chief
Executive Officer and President, Scott Johnston as Executive Vice President, Chief Operating Officer, Robert A.
Hocking as Executive Vice President, Global Head of Derivatives, Prashant Bhatia as Executive Vice President,
Head of Enterprise Strategy and Corporate Development, and Timothy Lipscomb as Executive Vice President,
Chief Technology Officer, effective succession planning and the effective transfer of knowledge has been one of the Company's top priorities, including expanding succession planning deeper into the organization.

16	Cboe Global Markets 2026 Proxy Statement

Board Oversight of Governance, Social, and Environmental Matters
The Board stays apprised of particular governance, social, and environmental matters in accordance with its general oversight responsibilities. The Board has delegated to the Committees oversight over specific areas relevant to the Committees and all Committees report to the full Board on a routine basis, including on a quarterly basis, and when a matter rises to a material or enterprise level. For more information about Committee responsibilities, see also "Committees of the Board" below.
Board Oversight of Risk
The Board is responsible for overseeing our risk management processes. The Board is responsible for overseeing our general risk management strategy, the risk mitigation strategies employed by management, including adequacy of resources, and the significant risks facing us, including, for example, competition, reputation, compliance, operational, and technology risks. The Board stays informed of particular risk management matters in accordance with its general oversight responsibilities. The Board has delegated to the
Committees oversight over the following specific areas and all Committees report to the full Board on a routine basis, including on a quarterly basis, and when a matter rises to a material or enterprise level risk. For more information about Committee responsibilities, see "Committees of the Board" below.

Committee	Primary Areas of Risk Oversight
Audit	Adequacy and effectiveness of internal controls and procedures Financial reporting and taxation
Compensation and Human Capital	Compensation policies and procedures
Finance and Strategy	Credit and capital structure Strategy with business partners
Nominating and Governance	Corporate governance practices
Risk
Enterprise risk management
Information security
Operational risks relating to internal processes, people or systems, including information technology
Compliance, environmental, legal and regulatory risks
Artificial Intelligence ("AI") related risks

In addition to our Board, our management is responsible for daily risk management. To help achieve this goal, we have adopted an enterprise risk management framework that is supported by a three lines of defense approach, which involve the Business, Risk Management and Information Security Department, Compliance

Cboe Global Markets 2026 Proxy Statement	17

Department, Internal Audit Department, and the Board and Committees. We believe the following division of risk management responsibilities is an effective approach for addressing the enterprise risks that we face.

Line of Defense	Description
First
Our Business managers and employees, who are responsible for identification and assessment of risks in their day-to-day activities, design and operation of policies, procedures, and controls, and remediation of issues when they arise

Second
Compliance and Risk Management and Information Security Departments,
which provide oversight, expertise, and constructive challenge
Compliance Department governs policies, advises on regulatory requirements, and performs monitoring and testing
Risk Management and Information Security Department oversees enterprise risks and risk frameworks

Third	Internal Audit Department, which provides additional independent assurance that significant risks are being managed effectively and that controls are reasonably designed and operating effectively
Board Oversight of Information Security
The Board recognizes that our business depends on the confidentiality, integrity, availability, performance, security, and reliability of our data and technology systems and devotes time and attention to the oversight of cybersecurity and information security risk. In particular, the Board and Risk Committee each, as applicable, receives updates and reports on information security from senior management, including from the Company's
Chief Compliance Officer, Chief Risk Officer, and Chief Information Security Officer. More specifically, the Risk
Committee receives presentations from senior management throughout the year on cybersecurity, including architecture and resiliency, incident management, business continuity and disaster recovery, significant information technology changes, data privacy, insider threat, physical security, information related to third-party assessments conducted by leading information security providers of the Company's information security program, and risks associated with the use of third party service providers. The Risk Committee also receives periodic reports regarding the overall status of the Company's information security strategy and program, including adequacy of staffing and resources, and reviews and approves any changes to the related information security charter. Further, summaries of the proceedings from prior Risk Committee meetings are provided to the
Board on a routine basis, including on a quarterly basis.
In addition, our 2025 Annual Report to Stockholders included in this mailing, which includes a copy of our
Annual Report on Form 10-K for the year ended December 31, 2025, also contains relevant additional information under "Part I–Item 1C. Cybersecurity".
Board Oversight of AI
The Board has delegated oversight of AI-related risks to the Risk Committee, which is informed of such risks on a routine basis as applicable and which then informs the Board of such risks as applicable. Additionally, the
Committees are expected to oversee use of AI by the specific areas relevant to the Committees and all
Committees report to the full Board on a routine basis, including on a quarterly basis, and when a matter rises to a material or enterprise level. As discussed in more detail below, in furtherance of director education, prior
Board meetings have also included presentations on AI.
Further, to assist with oversight of AI, including with respect to governance, strategy, adoption, and risks, the
Company established an AI Steering Committee, an AI Governance Subgroup, and an AI Center of Excellence.
The Company also maintains AI-specific policies and procedures and a risk assessment methodology to help evaluate risks associated with AI applications.
Board and Committee Meeting Attendance
There were 11 meetings of the Board during 2025. Each director attended at least 75% of the aggregate number of meetings of the Board and meetings of Committees of which the director was a member during 2025.

18	Cboe Global Markets 2026 Proxy Statement

Independent Directors Meetings
Periodically, the independent directors meet separately without management. The Non-Executive Chairman or
Lead Director, as applicable, presides over these meetings. The independent directors met separately without management 4 times during 2025.
Annual Meeting Attendance
We encourage members of the Board to attend our annual meeting of stockholders. All of our current directors, who were then-serving on the Board, attended the 2025 Annual Meeting of Stockholders. Meetings of the Board
and its Committees are being held in conjunction with the Annual Meeting. We expect all director nominees will attend the Annual Meeting.
COMMITTEES OF THE BOARD
Overview
Our Board has the following standing committees (each, a "Committee" and collectively, the "Committees"):
The Audit Committee,
The Compensation and Human Capital Committee,
The Executive Committee,
The Finance and Strategy Committee,
The Nominating and Governance Committee, and
The Risk Committee.
Other than the members of the Executive Committee required to be on such Committee pursuant to our Bylaws, each of the members of the Committees was recommended by the Nominating and Governance Committee for approval by the Board for service on that Committee. Each of the Committees has a charter and the Audit
Committee, Compensation and Human Capital Committee, and Nominating and Governance Committee
charters are available on the Governance Documents page of our Investor Relations section of our website at:
http://ir.Cboe.com. The ATS Oversight Committee was dissolved on December 16, 2025.

Cboe Global Markets 2026 Proxy Statement	19

The following table is a listing of the composition of our standing Committees during 2025 and as of March 19,
2026, including the number of meetings of each Committee during 2025.

Director	Audit	Compensation and Human Capital	Executive	Finance and Strategy	Nominating and Governance	Risk
Number of meetings	14	16	1	6	9	11
William M. Farrow, III (1)	(2)	(3)		(4)	(3)
Craig S. Donohue (5)			(6)
Edward J. Fitzpatrick		(4)(7)	(4)	(3)
Ivan K. Fong
Janet P. Froetscher		(7)				(8)
Jill R. Goodman
Erin A. Mansfield		(3)	(3)			(8)
Cecilia H. Mao
Alexander J. Matturri, Jr.		(3)	(9)
Jennifer J. McPeek
Roderick A. Palmore
James E. Parisi
Fredric J. Tomczyk			(4)	(3)		(3)
________________________________________________
= Chair = Member
(1)The Non-Executive Chairman, Mr. Farrow, and the Chief Executive Officer, Mr. Donohue, are both members of the Executive Committee. Mr. Farrow is an invited guest to the meetings of each of the other standing
Committees that he is not already a member of.
(2)Joined as a member of the Committee on February 13, 2026.
(3)Joined as a member of the Committee on May 6, 2025.
(4)Stepped down as a member of the Committee on May 6, 2025.
(5)Mr. Donohue is an invited guest to the meetings of each of the other standing Committees, other than the
ATS Oversight Committee (for the portion of 2025 during which that Committee existed).
(6)Joined as a member of the Committee on May 7, 2025.
(7)Effective May 6, 2025, Ms. Froetscher became Chair and Mr. Fitzpatrick stepped down as Chair of the
Compensation and Human Capital Committee.
(8)Effective May 6, 2025, Ms. Mansfield became Chair and Ms. Froetscher stepped down as Chair of the Risk
Committee.
(9)Stepped down as a member of the Committee on December 16, 2025.
Audit Committee
The Audit Committee consists of 4 directors, all of whom are independent under BZX listing rules, as well as under Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Audit
Committee consists exclusively of directors who are financially literate. In addition, Mr. Parisi has been designated as our audit committee financial expert and meets the SEC definition of that position.
The Audit Committee's responsibilities include:
Engaging our independent auditor and overseeing its compensation, work, and performance,

20	Cboe Global Markets 2026 Proxy Statement

Reviewing and discussing the annual and quarterly financial statements and related press releases with management and the independent auditor,
Overseeing the internal audit function and reviewing the adequacy of internal controls and procedures,
and
Reviewing transactions with related persons for potential conflict of interest situations.
The Audit Committee also meets, as needed, with our independent auditor, Chief Executive Officer, Chief
Financial Officer, Chief Audit Executive, and other management in executive session without management present and our independent auditor, Chief Audit Executive, and other management may communicate directly, as needed, with members of the Audit Committee and the Board at large.
Compensation and Human Capital Committee
The Compensation and Human Capital Committee consists of 5 directors, all of whom are independent under
BZX listing rules. The Compensation and Human Capital Committee has primary responsibility to approve or make recommendations to the Board for:
All elements and amounts of compensation for the executive officers, including any performance goals,
Reviewing succession plans relating to the CEO and our other executive officers,
Adopting, amending, and terminating cash and equity-based incentive compensation plans,
Approving any employment agreements, severance agreements, or change in control agreements with executive officers,
Adopting, periodically reviewing, and overseeing any clawback policy governing the recoupment of incentive-based compensation,
Overseeing the policies and strategies relating to talent, leadership, and culture, including inclusion, and
The level and form of non-employee director compensation and benefits.
For additional information, see "Corporate Governance—Board Structure—Board Oversight of Human Capital
and Succession Planning".
Nominating and Governance Committee
Overview
The Nominating and Governance Committee consists of 4 directors, all of whom are independent under BZX listing rules. The Nominating and Governance Committee's responsibilities include making recommendations to the Board on:
Persons for election as director,
An independent director to serve as Non-Executive Chairman of the Board (or, if applicable, a director to serve as Chairman of the Board and an independent director to serve as Lead Director),
Any stockholder proposals and nominations for director,
The appropriate structure, operations, and composition of the Board and its Committees,
The Board and Committee annual self-evaluation process, and
The contents of the Corporate Governance Guidelines, Code of Business Conduct and Ethics, and
other corporate governance policies and programs.
The Nominating and Governance Committee shall receive, direct and supervise any investigations into any matter brought to its attention within the scope of its duties, in the Company's Corporate Governance Guidelines or as directed by the Board. In addition, the Committee shall review and may investigate matters pertaining to the integrity of management, including conflicts of interest and adherence to codes of ethics or business conduct.
The Nominating and Governance Committee also receives periodic reports from the Company regarding its political activities and related expenditures and is also responsible for general oversight of the Cboe impact

Cboe Global Markets 2026 Proxy Statement	21

reports and program. For additional information, see "Corporate Governance—Board Structure—Board
Oversight of Governance, Social, and Environmental Matters".
Selection Process and Criteria for Directors
The Nominating and Governance Committee is responsible for considering and recommending to the Board nominees for election as director, including considering each incumbent director's continued service on the
Board. The Committee annually reviews the skills and characteristics required of all directors in the context of the current composition of the Board, our operating requirements, targeted skills and experiences, and the long-
term interests of our stockholders. In addition, the Committee may consider such other factors it deems appropriate when conducting its assessment of director candidates.
We believe that each of the individuals serving on our Board has the necessary qualifications to be a member of the Board and that each director brings skills and experiences that collectively allow the Board to address the challenges and opportunities we face. In evaluating incumbent and new prospective director candidates, the
Committee takes into consideration many factors, including the individual's educational and professional background, potential retirement plans, whether the individual has any special experience in a relevant area, personal accomplishments, and cultural experiences. Among other attributes, our selection process prioritizes individuals with integrity, substantial business experience, a track record of sound professional judgment, and a commitment to the long-term growth of the company. As one of the world's largest derivatives exchanges, our selection process seeks to create a Board with a deep understanding of the derivatives industry and the knowledge and experience to execute on our strategic derivatives goals. Moreover, as needed, we look for a mix of financial and accounting expertise and technological expertise in our Board that will help us to oversee the Company and to identify and adapt to opportunities in the global financial industry. In addition, the
Committee may consider such other factors it deems appropriate when conducting its assessment of director candidates. For more information on each Directors' background and individual skills, see "Corporate
Governance—Proposal 1—Election of Directors".
Additionally, while we do not currently have a formal diversity policy, our Corporate Governance Guidelines provide that the Nominating and Governance Committee will seek to recommend to the Board candidates for director with a diverse range of experiences, qualifications, and skills to provide varied insights and competent guidance regarding our operations, with a goal of having a Board that reflects diverse backgrounds, gender, race, experience, and viewpoints. We believe that we benefit from having directors with a diversity of skills, characteristics, backgrounds, and cultural experiences.
Identifying and Evaluating New Directors
The Nominating and Governance Committee utilizes a variety of methods to identify, recruit, and evaluate potential new director candidates. The Committee considers various potential candidates for director, considering the criteria discussed above and qualifications of the individual candidate. Board nominees can be identified by current directors, management, third-party professional search firms, stockholders, or other persons. Prior to a prospective new director's nomination, the director candidate is asked to meet separately with the Chairman of the Board, the Chair of the Nominating and Governance Committee, and the independent
Non-Executive Chairman or Lead Director, as applicable, who will each consider the prospective director's candidacy. New director candidates may also meet separately with other members of the Board. In addition, a background check is completed before a final recommendation is made to the Board. After a review and evaluation of a prospective new director based on the criteria discussed above, the Nominating and
Governance Committee will decide whether to recommend to the Board the candidate's appointment as a director or nominee for election as a director, and the Board will decide whether to approve the candidate's appointment as a director or a nominee.
Onboarding New Directors
New directors participate in a robust multi-session orientation program to familiarize themselves with the company and management. Our orientation program for new directors includes a discussion of a broad range of topics, including the background of the company, the Board and its governance model, subsidiary governance, regulatory oversight, strategy and business operations, financial statements and capital structure, the management team, key industry and competitive factors, the legal and ethical responsibilities of the Board, and other matters crucial to the ability of a new director to fulfill his or her responsibilities.

22	Cboe Global Markets 2026 Proxy Statement

Continuing Education for Directors
Directors are encouraged to attend conferences, seminars, trainings and/or courses and take other actions as they deem necessary to enhance their effectiveness as directors. Appropriate areas of director education need not be confined to corporate governance but may include broader topics related to our businesses. In furtherance of director education, Board meetings and dinners may include guest speakers, client presentations, and our employees presenting on a variety of topics, including on emerging technologies, such as AI, and Cboe's potential utilization and adoption thereof. Cboe will reimburse directors, up to a certain amount, for the reasonable costs of attending relevant education programs.
Retirement
Our Corporate Governance Guidelines provide that the Board expects that no director shall be elected or reelected as a director once he or she reaches age 75. Any director who turns 75 while serving as a director may continue to serve for the remainder of their current term. The Board undertakes ongoing evaluation of its members' performance with respect to their capacity to serve and keeps note of director age for director planning purposes.
Annual Board, Committee, and Director Self-Evaluations
The Board believes that a robust annual evaluation process is a critical part of its governance practices. The
Nominating and Governance Committee is responsible for establishing and overseeing the Board's,
Committees', and directors' annual self-evaluations to determine whether the Board, the Committees, and the directors are functioning effectively and to identify potential areas of improvement. The annual self-evaluation process includes the following:

Stage in Process	Board of Directors	Committees
Determine Discussion Topics ↓
Nominating and Governance
Committee determines specific
topics and subject areas to
discuss with each director, such
as roles, responsibilities,
structure, skills, experience,
background, composition, and
effectiveness

Nominating and Governance
Committee determines and
distributes to each Committee a
list of specific topics and subject
areas to facilitate discussion
about each Committee's roles
and responsibilities, structure,
charter, policies, composition,
and effectiveness

Discussions ↓	Chair of Nominating and Governance Committee and Non-Executive Chairman or Lead Director, as applicable, interview each director in one-on-ones to discuss Board's and directors' performances	Chair of each Committee facilitates discussion of Committee's performance in executive session and in one-on- ones
Feedback ↓
Chair of Nominating and
Governance Committee and
Non-Executive Chairman or Lead
Director, as applicable, report
results of discussions and
recommendations to Nominating
and Governance Committee for
its consideration
Chair of each Committee reports results of Committee self- evaluation and recommendations to Nominating and Governance Committee for its consideration
Reviews ↓
Nominating and Governance Committee reviews results from Board,
Committee, and director self-evaluations and provides summary of assessments and recommendations to full Board and each director, as applicable
Board discusses results and, if necessary, provides additional recommendations

Feedback Incorporated	Changes and enhancements, if any, are implemented to governance policies and practices

Cboe Global Markets 2026 Proxy Statement	23

In addition to the annual evaluation process, the Board and Committees meet in regular executive sessions, which provides the directors with opportunities to reflect and provide feedback on an ongoing basis to determine whether the Board and the Committees are functioning effectively and to identify potential areas of improvement.
Stockholder Nominations
The Nominating and Governance Committee will consider stockholder recommendations for candidates for our
Board and will consider those candidates using the same criteria applied to candidates suggested by management. Stockholders may recommend candidates for our Board by contacting the Corporate Secretary of
Cboe Global Markets, Inc. at 433 West Van Buren Street, Chicago, Illinois 60607.
In addition, stockholders may formally nominate candidates for our Board to be considered at an annual meeting of stockholders through the process described below under the heading "Other Items—Stockholder
Proposals".
ATS Oversight Committee
The ATS Oversight Committee, which met 5 times in 2025 and was dissolved on December 16, 2025, was responsible for, among other things, overseeing the business and operations of BIDS Trading's U.S. equities businesses, overseeing the adequacy and effectiveness of the information and other barriers established to maintain the separation of BIDS Trading's U.S. equities businesses from Cboe Global Markets' registered national exchange businesses, and helping to ensure that specified functions of those BIDS Trading's U.S.
equities businesses were independent of and not integrated with or otherwise linked to Cboe Global Markets'
registered national exchange businesses. The Committee was composed of Alexander Matturri (Chair), Erin
Mansfield, and Jennifer McPeek. It was determined in late 2025 that BIDS Trading could operate under the
Company's ownership without a requirement for oversight by such Committee.
Executive Committee
The Executive Committee has the authority to exercise the powers and authority of the Board when the convening of the Board is not practicable, except as limited by its charter, the Company's Bylaws and applicable law.
Finance and Strategy Committee
The Finance and Strategy Committee's responsibilities include approving or making recommendations to the
Board regarding the budget, capital allocation, strategic plans, and acquisition, investment, or divestment opportunities.
Risk Committee
The Risk Committee is generally responsible for, among other things, overseeing the risk assessment and risk management of the Company, including risk related to cybersecurity, clearing, information technology, AI, environment, and the Company's compliance with laws, regulations, and its policies.
Compensation and Human Capital Committee Interlocks and Insider Participation
Messrs. Farrow, Fitzpatrick, Matturri, and Parisi and Mses. Froetscher and Mansfield served as members of our
Compensation and Human Capital Committee during 2025. No member of the Compensation and Human
Capital Committee is a current or former officer or employee of the Company. In addition, there are no compensation committee interlocks with other entities with respect to any member of the Compensation and
Human Capital Committee.
STOCKHOLDER ENGAGEMENT
Cboe Global Markets and its Board are committed to fostering long-term and institution-wide relationships with stockholders and maintaining their trust and goodwill. As a result, each year we interact with stockholders through a variety of engagement activities. These engagements routinely cover strategy and performance, corporate governance, executive compensation, and other current and emerging issues to help ensure that our
Board and management understand and address the issues that are important to our stockholders.
Our key stockholder engagement activities in 2025 included attending investor and industry conferences, participating in informational fireside chats, and hosting meetings at our corporate headquarters. Some of these

24	Cboe Global Markets 2026 Proxy Statement

conferences also featured webcasts and replays of the presentations so that our stockholders could listen remotely. In addition, our quarterly earnings calls are open to the general public and feature a live webcast.
Further, in 2025, we also conducted an outreach specifically focused on corporate governance, executive compensation, and proxy season trends and issues, targeting our top stockholders that represented approximately 40% of our common stock outstanding. Through corporate governance outreach and investor and industry conferences, we engaged in meetings with holders of approximately 47% of our common stock outstanding. Through these discussions we gained valuable feedback, and this feedback was shared with the
Board and its relevant Committees.
For the 2025 Annual Meeting of Stockholders, we received a stockholder proposal regarding the disclosure of political contributions. In response to the proposal we published an annual report on political contributions prior to the proxy distribution date, including our policy for making contributions with corporate funds to participate in political campaigns or influence public opinion, confirmation that no corporate funds are used for federal political activities or contributed to 501(c)(4) organizations, acknowledgment of potential corporate contributions to state and local candidates or political entities (without disclosing specific amounts or recipients), disclosure of payments to trade associations receiving over $50,000 annually that may engage in U.S. federal lobbying on the Company's behalf, the title of the individual responsible for decision-making regarding political contributions, and presentation of the report to the Board and relevant Committees. Notwithstanding these actions, the stockholder proposal received the support of approximately 56.1% of our stockholders at the 2025 Annual
Meeting of Stockholders. Based on this support, we expanded the disclosures in our annual report on political contributions by including, in addition to the items described previously, all contributions to state and local candidates and political entities (including specific amounts and recipients), contributions to certain entities directly affiliated with political parties, such as the Democratic and Republican National Conventions, contributions to 501(c)(6) industry associations exceeding $25,000, regardless of lobbying activity, confirmation that the Company does not make non-monetary contributions, such as the use of facilities for political purposes, and confirmation that the Company does not earmark or direct the use of contributions to industry associations.
We also reached out to our top stockholders that represented approximately 47% of our common stock outstanding for any additional feedback related to such enhancements.
COMMUNICATIONS WITH DIRECTORS
As provided in our Corporate Governance Guidelines, stockholders and other interested parties may communicate directly with our independent directors or the entire Board. Our policy and procedures regarding these communications are located in the Investor Relations section of our website at http://ir.Cboe.com.
INSIDER TRADING POLICY
Our Insider Trading Policy prohibits directors, officers and employees worldwide from trading in Company securities while in possession of material, non-public information about the Company. The Insider Trading Policy is designed to promote compliance with insider trading laws, rules and regulations, as well as the rules and regulations of BZX. The policy also applies to transactions in the securities of other entities to the extent covered persons are in possession of any material, non-public information relating to those securities. Under the policy, certain individuals are prohibited from trading in Company securities during various times throughout the year known as "blackout periods", and certain individuals must receive preclearance from the General Counsel before trading in Company securities.
Our Insider Trading Policy prohibits our executive officers and all employees, except as set forth below, from entering into transactions involving options to purchase or sell our common stock or other derivatives related to our common stock.
Employees, other than our executive officers, may enter covered calls and collars for hedging purposes through the purchase or sale of exchange-traded options, provided that they otherwise comply with the remainder of our
Insider Trading Policy. See "Executive Compensation—Compensation Discussion and Analysis—Other
Executive Compensation Program Considerations—Hedging Policy".
Under the Insider Trading Policy, employees are prohibited from entering into pledges or margin loans of
Company securities.
Our policy on insider trading was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Additionally, in 2011, the Board of Directors approved an initial authorization for the Company to repurchase shares of its outstanding common stock of $100 million and subsequently approved additional authorizations for

Cboe Global Markets 2026 Proxy Statement	25

a total authorization of $2.3 billion, as of December 31, 2025. The Company expects to fund repurchases primarily through the use of existing cash balances. The program permits the Company to purchase shares, through a variety of methods, including in the open market or through privately negotiated transactions, in accordance with applicable securities laws. It does not obligate the Company to make any repurchases at any specific time or situation.

26	Cboe Global Markets 2026 Proxy Statement

NON-EMPLOYEE DIRECTOR COMPENSATION
Compensation Philosophy and Summary
Our non-employee director compensation program provides director fees that are generally designed to be paid at competitive levels that are near the median of director fees of our compensation peer group, which is discussed in further detail below in the "Executive Compensation—Compensation Discussion and Analysis"
section. This allows us to attract and retain individuals with the skills, qualifications, and experiences required to sit on our Board.
Annually, the Compensation and Human Capital Committee reviews a competitive market data analysis for non-
employee director compensation produced by Meridian Compensation Partners, LLC ("Meridian"), our
independent compensation consultant, and recommends changes to our director compensation program, if any, to the Board for approval.
For 2025, our non-employee director compensation program remained unchanged from 2024 and consisted of a mix of: cash and stock retainers, committee member cash retainers, committee chair cash retainers, committee meeting attendance fees, if applicable, and a non-executive Chairman retainer. Committee chairs receive both the applicable committee chair, committee member cash retainers, and committee meeting attendance fees, if applicable.
2025 Elements of Director Compensation Program
The compensation of our non-employee directors is based upon a compensation year beginning and ending in
May coinciding with the holding of our Annual Meeting of Stockholders. The following table reflects the base amount payable (i.e., not prorated) with respect to each component of our director compensation program for the Board term ending with the 2025 Annual Meeting of Stockholders and for the Board term ending with the
Annual Meeting in 2026:

Annual Fees	May 2025 — May 2026
Cash retainer	$90,000
Stock retainer, value based on closing price on date of grant	$170,000
Committee chair cash retainer
ATS Oversight (1)	$20,000
Audit	$25,000
Compensation and Human Capital	$15,000
Finance and Strategy	$15,000
Nominating and Governance	$15,000
Risk	$20,000
Committee member cash retainer (2)
ATS Oversight (1)	$7,500
Audit	$16,500
Compensation	$12,000
Finance and Strategy	$12,000
Nominating and Governance	$12,000
Risk	$12,000
Non-Executive Chairman cash retainer fee	$150,000
Meeting Fees
Committee meeting attendance fee per meeting attended (only if in excess of each committee's baseline meeting number plus two) (2)(3)	$1,500
_____________________________________
(1)The ATS Oversight Committee was dissolved on December 16, 2025.
(2)In lieu of a cash retainer, non-employee directors serving on the Executive Committee are paid an attendance fee of $1,500 for each meeting of the Executive Committee attended.

Cboe Global Markets 2026 Proxy Statement	27

(3)The baseline meeting number plus two for each committee is ATS Oversight (7), Audit (13), Compensation
(10), Finance and Strategy (10), Nominating and Governance (10), and Risk (7).
2025 Director Compensation
The compensation of our non-employee directors (other than Mr. Tomczyk, whose compensation is included under the heading "Executive Compensation") for their service for the year ended December 31, 2025 is shown in the following table.

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	All other Compensation (3)	Total
William M. Farrow, III (4)(5)(6)(7)	$283,126	$170,090	$10,000	$463,216
Edward J. Fitzpatrick (6)(7)	$126,313	$170,090	$10,000	$306,403
Ivan K. Fong (7)	$118,500	$170,090	$15,000	$303,590
Janet P. Froetscher (6)(7)	$138,266	$170,090	$15,000	$323,356
Jill R. Goodman (6)(7)	$130,500	$170,090	$—	$300,590
Erin A. Mansfield (7)	$133,335	$170,090	$10,000	$313,425
Cecilia H. Mao (6)(7)	$118,500	$170,090	$10,000	$298,590
Alexander J. Matturri, Jr. (5)(7)	$163,313	$170,090	$—	$333,403
Jennifer J. McPeek	$114,000	$170,090	$—	$284,090
Roderick A. Palmore (5)(7)	$150,500	$170,090	$5,000	$325,590
James E. Parisi (5)(6)(7)	$165,000	$170,090	$20,000	$355,090
____________________________________
(1)The amounts shown in the Fees Earned or Paid in Cash column include the Board cash retainer and the
Committee chair and member cash retainers and may also include certain fees that were earned in 2025 and were paid in early 2026.
(2)The amounts in the stock award column represent the grant date fair value of equity grants of RSUs received by non-employee directors serving on the Board on May 6, 2025, as computed in accordance with stock-based compensation accounting rules (Financial Standards Accounting Board ASC Topic 718).
Assumptions used in the calculation of these amounts are included in the footnotes to our 2025 consolidated financial statements, which are included in our Annual Report on Form 10‑K for the year ended December 31, 2025 filed with the SEC. The non-employee directors then-serving on the Board received an equity grant of RSUs on May 6, 2025. The equity grants vest on the earlier of the one-year anniversary of the grant date or the completion of their final year of director service, subject to the director's continuous service through the vesting date. Each of the listed directors held 729 shares of unvested RSUs as of December 31, 2025.
(3)Amounts shown in the All Other Compensation column represent payments made by the Company (i)
through our Matching Gift Program and (ii) by matching Cboe Political Action Committee ("PAC")
contributions, both of which are available to non-employee directors, subject to program limits. The amounts for Mr. Fong also include matching gifts with respect to 2024 that were paid out in 2025.
(4)The amount shown in the Fees Earned or Paid in Cash column for Mr. Farrow also includes the non-
executive Chairman cash retainer fee.
(5)The amount shown in the Fees Earned or Paid in Cash column also include cash fees of $20,000 for
Messrs. Farrow, Matturri, Palmore and Parisi for their roles in connection with the CEO search.
(6)Mr. Fitzpatrick and Ms. Froetscher each elected to defer 100% of their 2025 cash fees (excluding any fees paid from service to a subsidiary board of directors or committee), and Messrs. Farrow and Parisi and
Mses. Goodman and Mao each elected to defer 100% of their 2025 equity grant.
(7)The amounts shown in the Fees Earned or Paid in Cash column also include committee meeting attendance fees of $1,500 for Messrs. Farrow, Matturri, Palmore, and Parisi and Mses. Froetscher,
Goodman, and Mansfield for attending an Executive Committee meeting and $4,500 for Mr. Fong and Ms.
Mao, $3,000 for Mr. Fitzpatrick and Ms. Froetscher, and $1,500 for Ms. Mansfield for attending Risk
Committee meetings in excess of the baseline meeting number plus two.

28	Cboe Global Markets 2026 Proxy Statement

Deferred Compensation
U.S. based non-employee directors may elect to defer receipt of all or a portion of his or her annual cash retainer and any meeting fees pursuant to a valid deferral election under the Cboe Global Markets, Inc.
Deferred Compensation Plan (the "Cash Deferral Plan"). To the extent that any such cash payments are deferred, they are credited to a notional account and will be invested in either a retirement target date fund or other investment option selected by the director under the terms of the Cash Deferral Plan.
Non-employee directors may elect to defer all of their annual RSU grants into a stock account pursuant to a valid deferral election under the Cboe Global Markets, Inc. Director Equity Deferral Plan (the "Equity Deferral
Plan"). Subject to and following satisfaction of the applicable vesting requirements, the plan credits notional stock units for the RSU until distribution in the form of shares of common stock upon the distribution date.
Deferred RSUs will remain eligible for dividend equivalents, with U.S. based directors receiving dividend equivalents on a current basis and non-U.S. based directors having their dividend equivalents deferred (but not reinvested) until the underlying shares are distributed.
Neither plan permits matching contributions and deferred cash amounts are fully vested and deferred equity grants are subject to applicable vesting requirements. In general, amounts deferred are paid to a non-employee director dependent on the elections of the director, which could be: (i) the date elected by such director; (ii) the director's separation from service; or (iii) the date a change of control (as defined in the Cash Deferral Plan and the Equity Deferral Plan) occurs. In the event the director's death or qualifying disability, the elections of the director are overridden. Amounts deferred under the Cash Deferral Plan are paid in cash in a single sum payment or, at the director's election, in installments (other than on a change in control). Amounts deferred under the Equity Deferral Plan are paid in shares of common stock in a single lump sum.
Director Stock Ownership and Holding Guidelines
The Compensation and Human Capital Committee has adopted stock ownership and holding guidelines, which provide that each non-employee director should own stock equal to 5 times the cash annual retainer for directors. For purposes of this ownership and holding requirement, (a) shares owned outright or in trust and (b)
vested, deferred RSUs, are included. In addition, each non-employee director is required to hold all shares received from annual equity awards until the guidelines are met, except for sales of shares to pay taxes with respect to the vesting or exercising of equity grants. Other than Mses. Mansfield and Mao who were first elected to our Board in 2024, each of the non-employee incumbent directors as of December 31, 2025 has met the ownership requirement as of December 31, 2025.
Director Hedging and Pledging Policies
Under our Insider Trading Policy, our directors are prohibited from entering into transactions involving options to purchase or sell our common stock or other derivatives related to our common stock. Our Insider Trading Policy also prohibits directors from entering into any pledges or margin loans on shares of our common stock. In 2025, none of the directors had hedges, pledges, or margin loans on shares of our common stock. See also
"Corporate Governance—Insider Trading Policy".

Cboe Global Markets 2026 Proxy Statement	29

EXECUTIVE COMPENSATION
PROPOSAL 2—ADVISORY VOTE TO APPROVE
EXECUTIVE COMPENSATION
In accordance with Section 14A of the Exchange Act, the Board is providing our stockholders with an advisory vote to approve executive compensation. This advisory vote, commonly known as a "say-on-pay" vote, is a non-
binding vote to approve the compensation paid to our named executive officers as disclosed in this Proxy
Statement in accordance with SEC rules. The Board has adopted a policy of providing for annual "say-on-pay"
votes in accordance with the results of our last stockholder advisory vote.
As discussed in the "Compensation Discussion and Analysis" section, our executive compensation program is designed to meet the following objectives:
Attract and retain talented and dedicated executives,
Motivate our executives to achieve corporate goals that create value for our stockholders, and
Align the compensation of our executive officers with stockholder returns.
The Compensation and Human Capital Committee has implemented the following best practices applicable to our executive officers to help achieve these objectives:
A high proportion of total compensation is in the form of performance-based compensation with limits on all incentive award payouts,
Incentive awards are linked to the achievement of financial and relative stock price performance goals,
Stock ownership and holding guidelines,
Double trigger change in control provisions in equity awards and for severance benefits under an employment agreement and the Executive Severance Plan,
Prohibition on hedging of Company stock,
Prohibition on pledging of Company stock,
No tax gross-up payments in the event of a change in control, and
Mandatory and supplemental clawback policies applicable to cash incentives and equity awards.
We believe that the compensation paid to the named executive officers is appropriate to align their interests with those of our stockholders to generate stockholder returns. Accordingly, the Board recommends that our stockholders vote in favor of the say-on-pay vote as set forth in the following non-binding resolution:
RESOLVED, that our stockholders approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed in this Proxy Statement, including under the heading "Compensation
Discussion and Analysis", the accompanying compensation tables and the corresponding narrative discussion.
As this is an advisory vote, the outcome of the vote is not binding on us with respect to executive compensation decisions, including those relating to our named executive officers. Our Compensation and Human Capital
Committee and Board value the opinions of our stockholders. The Compensation and Human Capital
Committee and Board will consider the results of the say-on-pay vote and evaluate whether any actions should be taken in the future.
The Board recommends that the stockholders vote FOR approval, in a non-binding resolution, of the compensation paid to our executive officers.

30	Cboe Global Markets 2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis section is intended to provide our stockholders with an understanding of our compensation practices and philosophy, material elements of our executive compensation program, and the decisions made in 2025 with respect to the total compensation awarded to, earned by, or paid to each of the following 2025 "named executive officers" or "NEOs":

Name	Title*
Craig S. Donohue	Chief Executive Officer and President
Jill M. Griebenow	Executive Vice President, Chief Financial Officer
Christopher A. Isaacson (1)	Executive Vice President, Chief Operating Officer
Patrick Sexton	Executive Vice President, General Counsel and Corporate Secretary
Timothy Lipscomb	Executive Vice President, Chief Technology Officer
Fredric J. Tomczyk (2)	Former Chief Executive Officer
David Howson (3)	Former Executive Vice President, Global President
Catherine R. Clay (4)	Former Executive Vice President, Head of Global Derivatives
________________________________________________
*Titles are as of December 31, 2025.
(1)Mr. Isaacson resigned as Executive Vice President, Chief Operating Officer at the end of March 6, 2026 and
his last day with the Company was March 6, 2026. He will provide the Company with consulting services until December 31, 2026.
(2)Mr. Tomczyk resigned as Chief Executive Officer at the end of May 6, 2025 and remained an employee of the Company serving in an advisory capacity until June 30, 2025.
(3)Mr. Howson resigned as Executive Vice President, Global President at the end of August 1, 2025 and his
last day with the Company was August 1, 2025.
(4)Ms. Clay resigned as Executive Vice President, Head of Global Derivatives at the end of September 30,
2025 and her last day with the Company was October 15, 2025.

Cboe Global Markets 2026 Proxy Statement	31

This Compensation Discussion and Analysis section is organized as follows:

32	Cboe Global Markets 2026 Proxy Statement

Executive Summary
Principal Components of 2025 Executive Compensation

Base Salary
Fixed level of cash compensation based on performance, expertise, experience, and market value
Target annual incentive is based on percentage of base salary
Annual Incentive Bonus
Provides variable cash compensation payout opportunities if pre-established EBITDA and net revenue corporate and individual performance goals are met over a one-year performance period
Individual performance goals include corporate strategy goals and individual goals tailored to the executive
Payout range is 0% to 200% of executive's target bonus opportunity
Long-Term Equity Awards—Restricted Stock Units
Provides compensation in the form of Company shares if 3- year graded service period is met
Aligns interests of our executives with those of our stockholders, encourages retention of executives, and motivates executives to focus on our long-term growth and increase stockholder value
Long-Term Equity Awards—Performance Stock Units
Provides variable compensation in the form of Company shares if pre-established relative total stockholder return ("TSR") and earnings per share ("EPS") goals are met over a 3-year period
Aligns the interests of our executives with stockholders, provides significant incentive for retention, and motivates our executives to focus on our long-term growth and increase stockholder value
Payout range is 0% to 200% of executive's target number of PSUs
CEO's Target Pay Mix*
at risk
Other NEOs' Target Pay Mix
at risk
_____________________________________
*The "CEO's Target Pay Mix" chart set forth above excludes the sign-on long-term equity award with a target grant date value of $6,000,000 granted to Mr. Donohue in connection with his appointment as Chief
Executive Officer of the Company given the one-time nature of the award and that the award is not representative of the Company's typical compensation practices.

Cboe Global Markets 2026 Proxy Statement	33

Performance Affecting Fiscal 2025 Annual Incentive Pay Outcomes

2025 Net Revenues	2025 Adjusted EBITDA (1)
$2,429 Million	$1,655 Million

110.8% of Target Achieved	117.5% of Target Achieved
Performance Affecting 2023-2025 PSU Pay Outcomes

3-Year Relative TSR	3-Year Cumulative Adjusted Diluted EPS (1)
86th Percentile	$27.08

200% of Target PSUs Earned	200% of Target PSUs Earned
_________________________________________________
(1)Adjusted earnings before interest, taxes, depreciation, and amortization ("EBITDA"), excluding minority investments, and 3-year cumulative adjusted diluted EPS are non-U.S. generally accepted accounting principles ("GAAP") measures and reconciliations to GAAP measures are provided in Appendix A.
Compensation Governance Practices

What we do	What we don't do
Mitigate compensation risk
Enforce robust mandatory stock ownership
and holding guidelines
Utilize independent compensation consultant
Maintain a Compensation and Human
Capital Committee that is composed solely of
independent directors
Active engagement with stockholders
Maintain double trigger change in control
provisions in equity awards and for
severance benefits under an employment
agreement and the Executive Severance
Plan
Apply mandatory and supplemental
clawback policies to cash incentive and
equity incentive awards for executives
Impose maximum caps and limits on short-
and long-term incentive award payouts

No hedging of Company stock by executives
No pledging of Company stock by executives
No payment of tax gross-ups upon a change
in control or otherwise
No excessive use of employment contracts
No payouts for corporate performance below
threshold level
No excessive perquisites
No guaranteed incentive payments

34	Cboe Global Markets 2026 Proxy Statement

2025 Business Highlights
Cboe Global Markets and its Board are committed to a corporate mission and strategy designed to create long-
term stockholder value. Our strategic path forward includes:
1.Rationalizing our business portfolio to optimize our return on invested capital and potential growth trajectory;
2.Optimizing our core businesses of Index Options, Multi-List Options, Futures, U.S. Equities, European
Equities, and Global FX, while expanding Data Vantage offerings that draw upon these businesses;
3.Capitalizing on emerging industry trends that align with our core strengths and potentially unlocking new opportunities to create value for our clients; and
4.Maintaining a disciplined and financially rigorous approach to capital allocation.
The following is a brief summary of our 2025 business highlights as they relate to the ongoing commitment of our team and the Board to this strategy and the key performance metrics used in our performance-based compensation program.
Net revenues of $2,429 million for 2025, up 17% from $2,072 million for 2024.
Achieved record volumes in our options segment:
•total options average daily volume ("ADV") reached an all-time high of contracts traded per day -
the sixth consecutive record-breaking year; and
•set several ADV records for the year, including in multi-list options, S&P 500 Index (SPX) options,
SPX zero-days-to expiry (ODTE) options, Cboe Volatility Index (VIX®) options, and XSP (Mini-SPX)
options.
Expanded our derivatives product suite, including the launch of:
•cash-settled futures and options on a new index tracking 10 U.S.-listed large-cap stocks of technology and growth-oriented companies (the "Cboe Magnificent 10 Index"), and
•continuous Bitcoin and Ether futures.
Conducted a comprehensive review of our global business operations, resulting in a strategic realignment of our business portfolio and an enhanced focus on core strengths and emerging growth opportunities.
Began enhancing our governance, risk, and compliance framework.
Enhanced existing collaborations with S&P Dow Jones Indices by launching options on the S&P 500
Equal Weight Index and with FTSE Russell to offer Cboe FTSE Bitcoin Index Futures.
Expanded retail access with the launch of a Pan-European Best Bid and Offer trading solution.
Expanded dedicated cores technology offering internationally, enhancing order processing performance and reliability for participants across our global markets.
Advanced cloud-based data access with launch of index datasets.
Completed key migrations, including the transition of Cboe Digital Exchange futures to CFE and the migration of Cboe Canada's technology platform.
Successfully navigated key executive transitions.
In U.S. equities, off-exchange, BIDS Trading reported a yearly ADV record.
Cboe Europe Equities achieved record average daily notional value ("ADNV") and market share.
Cboe FX achieved a record full year spot ADNV, eclipsing last year's record.
We believe that the performance of the Company demonstrates that management is keenly focused on driving the Company for sustainable long-term growth, while obtaining short-term results. Our business continued to generate strong cash flows from operations and we were able to return $350 million to stockholders through

Cboe Global Markets 2026 Proxy Statement	35

dividends and share repurchases while retaining the flexibility to pursue new growth opportunities. To that end, in 2025:
In keeping with our goal of consistent and sustainable dividend growth, we increased our quarterly dividend by 14% to $0.72 per share and paid cash dividends of $284 million; and
We repurchased 305,317 of our outstanding shares of common stock under a share repurchase program for a total of $65 million.
As a result of our strong performance in 2025 and capital allocation decisions, as of December 31, 2025, we achieved total stockholder returns and compound annual growth rates ("CAGR"), including reinvested dividends, of approximately:
30% over the past year;
108% over the past three years, a 28% CAGR;
189% over the past five years, a 24% CAGR; and
359% over the past ten years, a 15% CAGR.
Executive Compensation Program Practices
Compensation Philosophy and Summary
Our executive compensation program is designed to attract and retain talented and dedicated executives who are instrumental in our achievement of key strategic business objectives. To meet these objectives, the
Compensation and Human Capital Committee designed and implemented a program that links a substantial portion of executive compensation to the achievement of pre-set corporate and individual performance goals.
The Compensation and Human Capital Committee believes that our executive compensation program plays a vital role in contributing to the achievement of key strategic business objectives that ultimately drive long-term business success. Accordingly, we designed our executive compensation program to focus our executives on achieving critical corporate financial and strategic goals, while taking steps to position the business for sustained growth in financial performance over time.
Our 2025 executive compensation program generally consisted of the following elements, in addition to retirement, health, and welfare benefits:
Base Salary
Net Revenue
70%
Corporate
Performance
Adjusted EBITDA
Annual Incentive
(Bonus)
Total
Pay
Individual Goals
30%
Individual
Performance
50%
Restricted Stock
Units
Time-Based
Vesting
Long-Term Equity
Awards
25%
Total Stockholder
Return
Performance Stock
Units
50%
25%
Earnings Per Share
The following charts show the 2025 total target compensation mix for the CEO and the other NEOs as a group.
The majority of 2025 total target compensation is "at-risk" (i.e., linked to achievement of performance goals and/
or the value is tied to our common stock price) and, further, the majority of "at-risk" pay is in the form of equity

36	Cboe Global Markets 2026 Proxy Statement

awards. Total target compensation is the sum of an executive officer's 2025 target annual pay opportunities for their respective roles and does not include Messrs. Tomczyk's or Howson's 2025 compensation, Ms. Clay's
2025 compensation and special one-time long-term equity award, or Mr. Donohue's sign-on grant.
CEO's Target Pay Mix
Other NEOs' Target Pay Mix
at risk
at risk
Company's Response to Stockholder Vote on Say-on-Pay
At the 2025 Annual Meeting of Stockholders, our "say-on-pay" proposal received the support of approximately
93.5% of the votes cast for approval of our 2024 executive compensation program, as disclosed in our 2025
Proxy Statement, and every year since going public in 2010 we have received over 84.4% stockholder support of our executive compensation programs.
The Compensation and Human Capital Committee has reviewed the results of the stockholder vote on our 2024 executive compensation program and considered such results supportive of our executive compensation program and the Compensation and Human Capital Committee's measured approach to modifying our compensation practices to enhance their alignment with stockholder interests. In addition, the Compensation and Human Capital Committee has determined that the vote result and stockholder engagement did not warrant any large-scale changes to our executive compensation program; however, as discussed below, the
Compensation and Human Capital Committee continues to take steps to help ensure our compensation practices remain aligned with best practices and stockholder interests. See "Corporate Governance—
Stockholder Engagement" for more information about our stockholder outreach.
Compensation Refinements
The Board and the Compensation and Human Capital Committee approved the following two refinements to our executive compensation program: (i) modified the weightings of the performance metrics of our annual incentive plan and (ii) modified the payout scale by adding a net revenue threshold to, among other things, help ensure a more balanced approach to achieving performance metrics.
More specifically, for 2025, with respect to the NEOs, the Compensation and Human Capital Committee
discontinued the use of the diversity, equity, and inclusion performance metric originally adopted in 2023 and reallocated the 10% of the overall weight allocated to that metric to the individual performance metric of the annual incentive program. This change was made to provide more flexibility in establishing applicable performance metrics and evaluating the performances of the NEOs. However, the individual performance goals for 2025 included, among others, goals related to enhancing the Company's culture and associate experience and promoting an inclusive environment. Further, the Compensation and Human Capital Committee also added a new rule to the annual incentive program to provide that in order for an NEO to achieve a payout of over
100% with respect to corporate-wide adjusted EBITDA, corporate-wide net revenue achievement must be at least 97% of target. This change was made to better align the interests of our NEOs with our revenues, business strategy, and investing in our business as well as our stockholders.

Cboe Global Markets 2026 Proxy Statement	37

Executive Compensation Program Governance Cycle
Throughout the year, the Board and the Compensation and Human Capital Committee are heavily involved in reviewing, monitoring, and approving, as applicable, the executive compensation program. The Compensation and Human Capital Committee, composed of all independent directors, is responsible for reviewing the various components of the total compensation program for all executive officers. The Compensation and Human Capital
Committee met 16 times in 2025.
The Compensation and Human Capital Committee either approves or makes recommendations to the Board regarding compensation-related decisions. Ms. Griebenow and Messrs. Tomczyk and Donohue, along with the
EVP, Chief Human Resources Officer, generally attended portions of the 2025 meetings of the Compensation and Human Capital Committee to provide information and assistance, other than when the Compensation and
Human Capital Committee discussed the respective executive's compensation.
While specific topics may vary from meeting to meeting and quarter to quarter, the following illustration describes the general annual cycle of the Board's and Compensation and Human Capital Committee's activities.
Q1
- For prior service year:
+ Review company and PSU performance
+ Evaluate individual performance
+ Determine incentive payment amounts
+ Approve CD&A and Compensation and Human Capital
Committee Report
- For current service year:
+ Finalize base salary and target annual incentive opportunity
+ Finalize amounts, structure, mix and equity performance goals
+ Finalize corporate strategic and individual goals
+ Approve non-employee director compensation
- Discuss investor outreach, including executive compensation feedback
Q4
- Review year-to-date company and PSU performance
- Discuss potential structure, mix and equity
performance goals
- Discuss potential corporate strategic and individual
goals
Q2
- Determine peer group composition
- Review stock ownership and holding levels
- Review stockholder vote on "say-on-pay" proposal
- Approve non-employee director equity awards
Q3
- Review proxy advisory firm feedback
- Evaluate independence of compensation consultant
- Assess any potential risks arising from compensation policies and practices
- Executive succession planning
- Conduct Compensation and Human Capital Committee annual
self-assessment
Independent Compensation Consultant
For 2025, the Compensation and Human Capital Committee engaged Meridian as its independent compensation consultant to provide the Compensation and Human Capital Committee with advice and assistance related to the design of our executive compensation program.
Meridian reviews our executive compensation program and advises the Compensation and Human Capital
Committee on best practices and plan design to help improve the program's effectiveness and alignment with market practices. In addition, Meridian provides advice to the Compensation and Human Capital Committee on the Company's compensation peer group and on the competitive positioning of the various components of the executive compensation program.
Meridian consultants regularly attend meetings of the Compensation and Human Capital Committee. Meridian
also meets with the Compensation and Human Capital Committee in executive session without management present and may communicate directly, as needed, with members of the Compensation and Human Capital
Committee and the Board at large. Based on a review of its engagement of Meridian, and consideration of

38	Cboe Global Markets 2026 Proxy Statement

factors set forth in SEC and BZX rules, the Compensation and Human Capital Committee determined that
Meridian's work did not raise any conflicts of interest and that Meridian is independent from management.
Peer Group and Comparative Data
For 2025 compensation decisions, the Compensation and Human Capital Committee considered competitive market data derived from a 20-company custom peer group and an executive compensation survey published by a third party that solely covered exchange holding companies, financial services firms, and technology-
focused companies of similar size to the Company.
The 20-company custom peer group was composed of exchange holding companies, financial services firms, and technology-focused companies with corporate profiles similar to ours. The Company's annual revenue, market capitalization, and EBITDA fell near the median of the peer group, and number of employees fell below the median of the peer group.
The Compensation and Human Capital Committee used the market data derived from the peer group and the executive compensation survey as points of reference, rather than as the sole determining factor in setting compensation for our NEOs.

Peer Group
Akamai Technologies, Inc.	London Stock Exchange Group plc
Broadridge Financial Solutions, Inc.	LPL Financial Holdings Inc.
CME Group Inc.	MarketAxess Holdings Inc.
Deutsche Borse AG	MSCI Inc.
Equifax Inc.	Nasdaq, Inc.
Euronet Worldwide, Inc.	SEI Investments Company
FactSet Research Systems Inc.	Stifel Financial Corp.
Fortinet, Inc.	TransUnion
Intercontinental Exchange, Inc.	Verisk Analytics, Inc.
Jack Henry & Associates, Inc.	Virtu Financial, Inc.
Following the 2025 compensation decisions, the Compensation and Human Capital Committee reviewed the peer group. The Committee reviewed the data provided by Meridian and compared our corporate performance to our peer group in the areas of revenues, EBITDA, market capitalization, and number of employees. The
Committee also considered business descriptions, complexity of business, and other qualitative factors. The
Committee determined no changes were necessary to the peer group in 2025.
2025 Elements of Executive Compensation Program
Base Salary
The base salary for our NEOs is designed to be part of a competitive total compensation package when compared to our peer group and market survey data. Base salary provides our NEOs with a measure of certainty within their total compensation package and provides a baseline for their target payout opportunity under the annual incentive plan. In setting base salary, in addition to considering market benchmark data derived from our peer group and an executive compensation survey, the Compensation and Human Capital
Committee also considered for each NEO the following factors:

Position,	Individual performance,

Experience,	Potential to influence our future success, and

Industry specific knowledge,	Total compensation.

Level of responsibility,
For 2025, the Compensation and Human Capital Committee approved or made recommendations to the Board regarding the base salaries for each of the NEOs, with input in part from Messrs. Donohue or Tomczyk regarding the individual performances of Messrs. Isaacson, Sexton, Lipscomb, and Howson and Mses.

Cboe Global Markets 2026 Proxy Statement	39

Griebenow and Clay. The table below shows each NEO's annualized base salary at December 31, 2025 and
2024, respectively, and the year over year percentage change in base salary.

Named Executive Officer	2024 Base Salary (1)	2025 Base Salary (1)	Percent Change
Craig S. Donohue (2)	$—	$1,300	—%
Jill M. Griebenow	$500	$500	—%
Christopher A. Isaacson	$650	$650	—%
Patrick Sexton	$450	$450	—%
Timothy Lipscomb (2)(3)	$—	$465	—%
Fredric J. Tomczyk (4)	$1,000	$1,000	—%
David Howson	$625	$625	—%
Catherine R. Clay	$500	$500	—%
____________________________________
(1)In thousands.
(2)Mr. Donohue and Mr. Lipscomb became NEOs for the first time in 2025, and thus no amounts are shown in the table for 2024.
(3)Mr. Lipscomb's 2025 base salary from January 1, 2025 through February 28, 2025 was $437,000, from
March 1, 2025 through May 31, 2025 was $450,000, and from June 1, 2025 through December 31, 2025 was $465,000. The base salary for Mr. Lipscomb increased due to his assumption of additional responsibilities and to align his compensation more closely with comparative market data.
(4)Mr. Tomczyk's employment with the Company ended on June 30, 2025.  Starting on July 1, 2025, Mr.
Tomczyk participated in the Company's 2025 director compensation program for non-employee directors on a pro rata basis for 2025 based on his service as a non-employee director.
Annual Incentive
Overview. The annual incentive, or bonus, component of the total compensation package paid to our NEOs is designed to reward the achievement of key corporate and individual performance goals that drive our annual operating and financial results.
The Compensation and Human Capital Committee established a target annual incentive opportunity for each of the NEOs by considering market benchmark data derived from our peer group and an executive compensation survey, and separately by considering the following factors:

Position,	Individual performance,

Experience,	Potential to influence our future success, and

Industry specific knowledge,	Total compensation.

Level of responsibility,

40	Cboe Global Markets 2026 Proxy Statement

2025 Target Annual Incentive Opportunity. The table below shows each NEO's 2024 and 2025 target annual incentive opportunity, shown as a percentage of salary, and the year over year percentage point change in target annual incentive opportunity.

Named Executive Officer	2024 Target Annual Incentive Opportunity as Percentage of Base Salary	2025 Target Annual Incentive Opportunity as Percentage of Base Salary	Change in Percentage Points
Craig S. Donohue (1)	—%	150%	— pts
Jill M. Griebenow (2)	130%	130%	— pts
Christopher A. Isaacson	150%	150%	— pts
Patrick Sexton	120%	120%	— pts
Timothy Lipscomb (1)(3)	—%	110%	— pts
Fredric J. Tomczyk	165%	165%	— pts
David Howson (4)	150%	150%	—pts
Catherine R. Clay (5)	100%	130%	30pts
____________________________________
(1)Mr. Donohue and Mr. Lipscomb became NEOs for the first time in 2025, and thus no amounts are shown in the table for 2024.
(2)Ms. Griebenow's 2024 target annual incentive opportunity from January 1, 2024 through February 29, 2024 was 120% of her base salary and then from March 1, 2024 through December 31, 2024 was 130% of her base salary.
(3)Mr. Lipscomb's 2025 target annual incentive opportunity from January 1, 2025 through May 31, 2025 was
90% of his base salary and then from June 1, 2025 through December 31, 2025 was 110% of his base salary.
(4)Mr. Howson's 2024 target annual incentive opportunity from January 1, 2024 through February 29, 2024 was 135% of his base salary and then from March 1, 2024 through December 31, 2024 was 150% of his base salary.
(5)Ms. Clay's 2025 target annual incentive opportunity from January 1, 2025 through February 28, 2025 was
100% of her base salary, from March 1, 2025 through May 31, 2025 was 110% of her base salary, and from
June 1, 2025 through her last day with the Company was 130% of her base salary.
The target annual incentive opportunity for Mr. Lipscomb and Ms. Clay increased due to their assumption of additional responsibilities and to align their compensation more closely with comparative market data.
The Compensation and Human Capital Committee determines actual annual incentive bonus payouts based on achieved results measured against pre-established performance goals. The use of pre-established performance metrics and related goals creates an annual incentive plan that rewards our executive officers for strong performance, reduces payouts when performance does not meet target and eliminates payouts if performance does not meet threshold. In addition, the performance metrics and related goals create a structured, formulaic annual incentive plan—the executive officers know throughout the year what needs to be accomplished and what specific bonus dollar amounts can be earned at different performance levels.

Cboe Global Markets 2026 Proxy Statement	41

Annual Incentive Payout Formula and Opportunity. The following is a graphical depiction showing the formula used for determining annual incentive bonus payouts.
Base Salary
Target
Incentive
Percentage
Opportunity
Percentage
of Target
Incentive
Earned
Annual
Incentive
Payout
Weighted Sum of Percentage
Payouts of Target for Corporate
and Individual Metrics
Percentage
Payout of
Target for
each Metric
Metric
Weighting
For the 2025 annual incentive plan the Compensation and Human Capital Committee approved two types of performance metrics: (i) corporate financial performance metrics (weighted 70%) and (ii) individual performance metrics (weighted 30%). The Compensation and Human Capital Committee established goals at threshold, target, and maximum performance levels with respect to the corporate financial performance metrics. However, given the nature of the individual performance metrics, the Committee did not set a range of individual performance levels. Rather, the Committee determined each NEO's payout based on the assessment of the executive officer's actual performance measured against pre-established individual performance goals, which are set forth in further detail below. In general, changes to base salary and target annual incentive opportunity are effective March 1, 2025.
The Company will pay no annual incentive bonus to an NEO with respect to a corporate financial metric if the actual performance for such corporate financial metric is below threshold. The following chart shows the annual incentive payout opportunity for each NEO at specified performance levels.

	Base Salary (1)	Target Annual Incentive Opportunity as Percentage of Base Salary	Annual Incentive Payout Opportunity (1)
Named Executive Officer			Threshold	Target	Maximum
Craig S. Donohue (2)	$851	150%	$223	$1,277	$2,554
Jill M. Griebenow	$500	130%	$114	$650	$1,300
Christopher A. Isaacson	$650	150%	$171	$975	$1,950
Patrick Sexton	$450	120%	$95	$540	$1,080
Timothy Lipscomb (3)	$457	See note 3	$81	$466	$931
Fredric J. Tomczyk (4)	$496	165%	$143	$818	$1,636
David Howson (5)	$625	150%	$164	$938	$1,875
Catherine R. Clay (5)(6)	$500	See note 6	$105	$601	$1,201
_____________________________________
(1)In thousands.
(2)Mr. Donohue's annual incentive payout opportunity is based on his base salary, which started on May 7,
2025 at a rate of $1,300,000 on an annualized basis in connection with his appointment to CEO.
(3)Mr. Lipscomb's 2025 base salary from January 1, 2025 through February 28, 2025 was $437,000, from
March 1, 2025 through May 31, 2025 was $450,000, and from June 1, 2025 through December 31, 2025 was $465,000. Mr. Lipscomb's 2025 target annual incentive opportunity from January 1, 2025 through May

42	Cboe Global Markets 2026 Proxy Statement

31, 2025 was 90% of his base salary and then from June 1, 2025 through December 31, 2025 was 110% of his base salary.
(4)Mr. Tomczyk's employment with the Company ended on June 30, 2025.  Mr. Tomczyk received a prorated portion of his 2025 annual incentive bonus based on his employment through June 30, 2025 and payable based on actual performance and at the same time as paid to other executives of the Company. Mr.
Tomczyk's base salary was paid at a rate of $1,000,000 on an annualized basis.  Mr. Tomczyk did not receive any severance or additional payments upon the termination of his employment with the Company.
(5)Mr. Howson and Ms. Clay were ineligible for an annual bonus for fiscal year 2025 due to their resignations in 2025.
(6)Ms. Clay's 2025 target annual incentive opportunity from January 1, 2025 through February 28, 2025 was
100% of her base salary, from March 1, 2025 through May 31, 2025 was 110% of her base salary, and from
June 1, 2025 through her last day with the Company was 130% of her base salary.
Corporate Financial Performance Measures, Goals, and Outcomes. For the 2025 annual incentive plan, the
Compensation and Human Capital Committee approved the following corporate financial performance metrics for Messrs. Donohue, Isaacson, Sexton, Lipscomb, Tomczyk, and Howson and Mses. Griebenow and Clay (as
of June 1, 2025): (i) corporate-wide net revenue (weighted 30%) and (ii) corporate-wide adjusted EBITDA
(weighted 40%). These performance metrics, in the aggregate, are weighted 70% of each NEO's target annual incentive opportunity.
For the portion of the year prior to June 1, the Compensation and Human Capital Committee approved the following corporate performance metrics for Ms. Clay: (i) corporate-wide net revenue (weighted 15%), (ii)
corporate-wide adjusted EBITDA (weighted 15%), (iii) business unit revenue (weighted 20% in the aggregate of the applicable business units), and (iv) business unit EBITDA or adjusted EBITDA (weighted 20% in the aggregate of the applicable business units).
The Compensation and Human Capital Committee approved the corporate financial performance metrics for the
NEOs for the following reasons:
To align the interests of our executives with stockholders,
To focus our executives on long-term growth by continuing to increase our revenue and earnings by increasing volumes in our products, and
To allocate a larger weighting to adjusted EBITDA growth rather than to revenue growth because executives are able to influence adjusted EBITDA growth to a greater degree than revenue growth.
The Committee also established goals at threshold, target, and maximum performance levels and payouts with respect to the corporate performance metrics. The Committee used straight-line interpolation to determine payouts for performance results in between the threshold and target performance levels and in between the target and maximum performance levels. The percentage payout of target incentive opportunity for each of the metrics is 25% for threshold, 100% for target, and 200% for maximum.
For each NEO, the table below shows the corporate performance metric threshold, target, and maximum goals, actual performances and percentage payouts of target for 2025. The table below also shows each officer's 2025
Percentage Payout of Target based on achieved performance.

Performance Metrics	Weighting	Threshold*	Target*	Maximum*	Actual*	Percentage Payout of Target
Net Revenue (1)	30%	$1,973	$2,192	$2,411	$2,429	200%
Adjusted EBITDA (2)	40%	$1,197	$1,409	$1,620	$1,655	200%
____________________________________
*In millions.
(1)In order for an NEO to receive a payout of above target with respect to adjusted EBITDA, actual net revenue achievement must be at least 97% of target net revenue. For 2025, actual net revenue achievement was 110.8% of target.
(2)Adjusted EBITDA, excluding minority investments, for the Company is a non-GAAP measure used by the
Company and a reconciliation of actual performance to a GAAP measure is provided in Appendix A.

Cboe Global Markets 2026 Proxy Statement	43

The achievement of net revenue and adjusted EBITDA are measured as of December 31, 2025. The target
2025 net revenue and adjusted EBITDA goals were presented to and reviewed by the Board as part of the
Company's annual budgeting process in February 2025. The adjusted EBITDA goal for the Company excludes the performance of our minority investments, such as 7Ridge Fund (which owns Trading Technologies and from which we exited our investment in the fourth quarter of 2025), since earnings related to these investments do not reflect actual corporate performance. In February 2026, the Board approved the actual performances of the corporate-wide net revenue and corporate-wide adjusted EBITDA.
Individual Performance. For the 2025 annual incentive plan, individual performance goals comprised 30% of each NEO's target annual incentive opportunity. Based upon the level of achievement for the individual performance goals, the Compensation and Human Capital Committee determined the payout percentage of target annual incentive award opportunity for individual performance for each NEO.
In 2025, with respect to each NEO, the Compensation and Human Capital Committee set the following corporate strategic goals and considered, among other items, the following achieved performance in 2025:

Goal	Performance
Empower Our People with a World Class Associate Experience Key focus areas include cultivating careers, growing the next generation, and building for the future
•Held succession planning meetings to determine appropriate
talent pipeline and extended succession planning deeper into the organization
•Communicated with employees on a regular basis, including
through town hall meetings and periodic letters
•Completed and analyzed the employee engagement survey
and implemented targeted action plans to enhance the
employee experience
•Named best place to work by third parties

Accelerate Core Business Expansion in Global Derivatives Key focus areas include driving market innovation, expanding international footprint and global ecosystem, and unlocking access
•Launched new products and indices such as cash-settled
futures and options on a new index tracking the Cboe
Magnificent 10 Index and continuous Bitcoin and Ether
futures
•Enhanced existing collaborations with S&P Dow Jones
Indices with launching options on the S&P 500 Equal Weight
Index and with FTSE Russell to offer Cboe FTSE Bitcoin
Index futures
•Made wide range of functionality, market structure, and
technology improvements across options and futures

Maximize Recurring Revenue through Data Vantage Growth Key focus areas include innovative data solutions, global sales and distribution, and venue excellence	•Advanced cloud-based data access with launch of index datasets •Reduced costs associated with Risk and Market Analytics businesses

44	Cboe Global Markets 2026 Proxy Statement

Leverage Global Network to Deliver Client-Driven Solutions Across Business Lines Key focus areas include cross selling opportunities, client-centric innovation, and extract network value	•Expanded dedicated cores technology offering internationally, enhancing order processing performance and reliability for participants across our global markets while increasing recurring revenue
Drive Innovation with Our Trusted Leading-Edge Technology Key focus areas include trusted platforms, technology leadership and innovation, and technology and data maximization
•Unveiled a new brand for our exchange technology platform,
Cboe Titanium®
•100% uptime across 26 of our 27 markets in 2025 and
greater than 99.9% uptime across our markets globally, while significantly reducing latencies
•Transitioned Cboe Digital Exchange futures to CFE
•Completed Cboe Canada migration
•Continued to expand utilization and adoption of AI and
matured an AI Center of Excellence
•Supported the listing of new options classes, new products, new order types, and market enhancements
•Significant performance improvements were seamlessly
implemented in our largest markets (options) and products
(SPX, VIX)

The Committee received input from Mr. Donohue regarding the individual performances and recommendations regarding incentive compensation of the executive officers (other than himself and Mr. Tomczyk), including
Messrs. Isaacson, Sexton, and Lipscomb and Ms. Griebenow (and, in the case of Mr. Lipscomb, with input from
Mr. Isaacson provided to Mr. Donohue). The Committee, with input from the Board, also evaluated the individual performances of Mr. Donohue and Mr. Tomczyk. More specifically, with respect to Messrs. Donohue, Isaacson, and Tomczyk and Ms. Griebenow, the Committee set the following individual goals and considered, among other items, the following achieved performance in 2025.
The table below shows Mr. Donohue's individual goals and achieved performance highlights in 2025.

Goal	Performance
Manage the Company and its affiliates to achieve the corporate strategic goals listed above	•As discussed above and in "2025 Business Highlights", overall, achieved the targeted 2025 strategic goals
Manage communications with the investment community, rating agencies, the government, regulators, and the public to promote confidence in the Company and in the integrity of its markets
•Engaged with customers and stockholders at investor and
industry conferences, and by participating in informational
fireside chats and hosting meetings
•Regulatory engagement helped advocate for the Company's
interests and led to positive changes, such as streamlined
oversight of BIDS Trading
•Met with global government officials, lawmakers, and
regulators
•Continued to communicate sharpened strategic focus with
stockholders and employees

Cboe Global Markets 2026 Proxy Statement	45

Enhance the Company's growth strategy
by increasing the focus on optimizing our
core businesses, completing
business reviews and delivering
recommendations, and furthering the
development of new growth
opportunities outside our core

•Achieved record financial results in 2025
•Executed on a strategic realignment
•Completed a comprehensive strategic review of global
business operations, resulting in several meaningful
decisions
•Continued and expanded our relationships with key strategic index providers
•Increased focus on our core businesses of derivatives, Data
Vantage, equities, and FX
•Continued to explore potential new growth opportunities
outside of our core businesses, such as event prediction
markets

Further developing and recruiting executive talent by creating an environment that develops and empowers a cohesive leadership team
•Transformed the executive leadership team culture by
making it more cohesive, adding more rigor, and expanding
and empowering the executive team
•Oversaw the hiring of new executives and the creating and
filling of new roles to better align ourselves with secular
trends

Enhance key corporate processes
•Initiated several initiatives to help mature foundational
corporate processes
•Developed a framework outlining strategic and financial
criteria used to evaluate our businesses and initiatives
•Began enhancing our governance, risk, and compliance
framework

Begin to create a more robust succession planning process for a broad group of leaders
•Held succession planning meetings with the Compensation
and Human Capital Committee and the Board
•Held succession planning meetings to determine appropriate
processes, talent pipeline and retention risk
•Refined and developed a successor talent bench across
critical positions and extended succession planning deeper
into the organization
•Adeptly handled significant executive management turnover,
such as the roles of President, Global Head of Derivatives,
and Global Head of Data Vantage

Enhance the Company's culture and associate experience, including by supporting communities where we operate and promoting an inclusive environment that supports innovation and growth
•Continued to support employee resource groups
•Encouraged employees to support a culture of inclusion
•Initiated small group discussions among senior leaders
•Evaluated employee engagement scores and strove to
address several key areas
•Enhanced leadership development training and opportunities
•Continued charitable donation match benefit

46	Cboe Global Markets 2026 Proxy Statement

The table below shows Mr. Tomczyk's individual goals and achieved performance highlights in 2025.

Goal	Performance
Manage the Company and its affiliates to achieve the corporate strategic goals listed above	•As discussed above and in "2025 Business Highlights", overall, achieved the targeted 2025 strategic goals
Manage global internal and external
communications with the investment
community, the government, regulators
and the public to promote integrity of the
markets and confidence in our innovation
superiority and products

•Managed and stabilized employee and senior management
team retentions and transitions
•Engaged with customers and stockholders at investor and
industry conferences, and by participating in informational
fireside chats and hosting meetings
•Met with global government officials, lawmakers, and
regulators
•Refocused investor relations messaging on the long term

Manage business continuity with scalable, efficient growth across global footprint
•Achieved record financial results in 2025
•Continued and expanded our relationships with key strategic index providers
•Continued exploration of emerging technologies, such as AI
and event prediction markets

Execute on our sharpened strategy with a
greater focus on organic growth
leveraging our global securities exchange
platform
Outline the role of inorganic investments
in the execution of our overall strategy

•Continued to communicate sharpened strategic focus with
stockholders and employees
•Developed and implemented a more robust and disciplined
approach to capital allocation
•Refocused the role of inorganic investments

Advance the Company's culture and talent
•Continued to support employee resource groups
•Encouraged employees to support a culture of inclusion
•Sustained a high level of employee inclusivity engagement
score
•Continued charitable donation match benefit

Implement succession plan for both an unexpected and an orderly succession
•Held succession planning meetings with the Compensation
and Human Capital Committee and the Board
•Along with the Compensation and Human Capital Committee
and Board, identified and hired a new CEO
•Successfully transitioned the CEO role to Mr. Donohue
•Held succession planning meetings to determine appropriate
talent pipeline and retention risk
•Refined and developed a successor talent bench across
critical positions and extended succession planning deeper
into the organization

Cboe Global Markets 2026 Proxy Statement	47

The table below shows Ms. Griebenow's individual goals and achieved performance highlights in 2025.

Goal	Performance
Manage the Company and its affiliates to achieve the corporate strategic goals listed above	•As discussed above and in "2025 Business Highlights", overall, achieved the targeted 2025 strategic goals
Manage the financial and administrative functions of the Company and its affiliates
•Continued timely and accurate financial reporting
•Continued to strengthen and enhance internal controls
•Developed a framework outlining strategic and financial
criteria used to evaluate our businesses and initiatives
•Completed the build out of new office space in Overland
Park, Kansas and began trading floor enhancements

Effective communication with investment (equity and credit) community, and the public to articulate investment thesis, strategic priorities, capital allocation approach and key performance metrics
•Engaged with stockholders at investor and industry
conferences, and by participating in informational fireside
chats and hosting meetings
•Continued open dialogue with customers and investors
•Maintained strong relationships with banking syndicate group and rating agencies
•Continued to communicate growth story to investors

Execute our sharpened strategy with a greater focus on organic growth leveraging our global securities platform Outline the role of inorganic investments in the execution of our overall strategy
•Completed a comprehensive strategic review of global
business operations
•Helped to drive meaningful change in the budgeting process
and overall expense discipline
•Maintained financial rigor to help position for potential future inorganic investments

Ensure recruitment, retention and rewarding of diverse, top performing talent and institutional knowledge by driving overall engagement and innovation
•Continued to maintain high employee retention and
engagement, despite competitive job market and leadership
transitions
•Held routine succession planning meetings to determine
appropriate talent pipeline, including focus on leadership
development, recruitment, extending succession planning
deeper into the organization, and retaining key talent
throughout 2025

Advance the Company's culture and talent
•Helped promote integrity, inclusivity and ethical conduct
•Participated in employee resource groups, mentorship
programs, the Company's Charity Board, and Cboe
Empowers
•Executive sponsor of the Company's Women's Initiative and
the Company-wide senior director/director group

The table below shows Mr. Isaacson's individual goals and achieved performance highlights in 2025.

Goal	Performance
Manage the Company and its affiliates to achieve the corporate strategic goals listed above	•As discussed above and in "2025 Business Highlights", overall, achieved the targeted 2025 strategic goals

48	Cboe Global Markets 2026 Proxy Statement

Manage global internal and external
communications with the investment
community, the government, regulators
and the public to promote integrity of the
markets and confidence in our innovation
superiority and products

•Engaged with stockholders at investor and industry
conferences, and by participating in informational fireside
chats and hosting meetings
•Regulatory engagement helped advocate for the Company's
interests and led to positive changes, such as streamlined
oversight of BIDS Trading and the SEC Rule 611 roundtable
•Continued open dialogue with customers, investors, and
regulators
•Hosted a Company technology summit incorporating
customer, vendor, and Board perspectives
•Continued board leadership and governance at Cboe Global
Markets and its subsidiaries (Cboe Clear U.S. and Cboe
Digital)
•Met with global government officials, lawmakers, and
regulators

Manage the operation of the Company
and its affiliates to ensure resilient,
efficient, and innovative service at a
competitive cost
Maintain best in class platforms with a
high level of performance, availability,
and resilience while driving innovation,
organic initiatives, and merger and
acquisition integrations

•Achieved record financial results in 2025
•Completed dedicated cores roll out globally
•Continued weekly software releases across our platforms,
executing against strategic technology roadmap
•100% uptime across 26 of our 27 markets in 2025 and
greater than 99.9% uptime across all our markets globally,
while significantly reducing latencies
•Completed Cboe Canada and Cboe Digital Exchange
migrations
•Supported global business lines' introductions of a wide
range of differentiated new features, offerings, and market
structure changes in a globally consistent, locally optimized manner
•Managed prudent expense growth and monitoring to help
fuel revenue growth

Execute on our sharpened strategy with a
greater focus on organic growth
leveraging our strengths and global
exchange platform.
Outline the role of inorganic investments
in the execution of our overall strategy

•Continued to communicate internally technology strategy and key principles
•Improved resource tracking and allocation
•Continued to drive technology innovation
•Reviewed data center strategy and capacity planning for
long-term growth, and executed multiple data center
migrations
•Coached business leaders on compelling organic growth
opportunities

Cboe Global Markets 2026 Proxy Statement	49

Assess risks to the Company and ensure they are monitored and minimized
•Reviewed and analyzed enterprise risk management
program and key risk indicators on a periodic basis with key
Company leaders and the Risk Committee
•Managed key risks within risk tolerance
•Progressed on cyber security preparedness and resilience,
including holding cyber security tabletop exercises
•Continued to strengthen and enhance internal controls and
began enhancing our governance, risk, and compliance
framework
•Monitored and improved global technology and operations
capacity and performance to handle the most volatile market
times

Ensure recruitment, retention and
rewarding of diverse, top performing
talent and institutional knowledge by
driving overall engagement and
innovation, including during integration of
any mergers and acquisitions

•Assumed leadership of Global Cash Equities, FX, Clearing
and BIDS business lines in May 2025
•Continued to maintain high employee retention and
engagement, despite competitive job market, leadership
transitions, and strategic realignment decisions
•Continued to lead leadership development program
•Held routine succession planning meetings to determine
appropriate talent pipeline, including focus on recruitment, extending succession planning deeper into the organization,
and retaining key talent throughout 2025
•Implemented multiple leadership transitions
•Conducted extensive coaching of and engagement with team
members to help with development and retention

Advance the Company's culture and talent
•Helped promote integrity, inclusivity and ethical conduct
•Participated in employee resource groups, mentorship
program, and women in technology and operations groups
•Promoted greater financial rigor
•Office and culture leader for the Overland Park, Kansas
office, including through new office space opening
•Sustained a high level of employee engagement scores

Provide leadership and oversight of global cash equities, clearing, FX, and BIDS business lines
•Led business leaders through comprehensive strategic
review of global business operations, resulting in several
meaningful decisions
•Enhanced financial rigor through leadership and strategic
review of businesses under oversight
•Multiple businesses under oversight exceeded budgeted
expectations and worked to improve the sole outlier
•Continued and improved collaboration across business lines
and functions

The Compensation and Human Capital Committee did not evaluate Mr. Howson's or Ms. Clay's performances as they each forfeited their respective bonus as a result of their resignations.
In addition to contributions to corporate performance, in determining the achievement of NEOs' 2025 performance, the Compensation and Human Capital Committee considered the following individual contributions:
    Mr. Sexton: As discussed above and in "2025 Business Highlights", overall, achieved the targeted 2025 strategic goals; supported business organic growth initiatives by navigating global regulatory frameworks to assist the Company in offering new products and features; maintained and improved

50	Cboe Global Markets 2026 Proxy Statement

existing regulatory relationships; regulatory engagement helped advocate for the Company's interests and led to positive changes, such as streamlined oversight of BIDS Trading; supported control functions; supported cyber security preparedness; expanded role in May 2025 with oversight of the
Public Policy and Government Affairs and Internal Audit functions; developed succession plans and cross training; globalized the legal function; oversaw successful leadership transitions; defended the
Company's positions; and actively participated in employee resource groups and community programs.
Mr. Lipscomb: As discussed above and in "2025 Business Highlights", overall, achieved the targeted
2025 strategic goals; advanced the Company's culture and talent aspirations and enhanced the employee experience; delivered best-in-class trading technology and superior service; provided stable and resilient markets through all types of market conditions; further expanded access to our products, data and services for customers globally; effectively completed Cboe Canada migration and re-
platforming and Cboe Digital migration to CFE; prepared for multiple leadership transitions; guided our technology team through major milestones; utilized technology, such as AI, to enhance productivity, competitiveness, and customer quality.
Based on, among other items, the above performances, the performance of each NEO and the business unit(s)
or function(s) under his or her leadership, input from Mr. Donohue regarding performances (other than himself and Mr. Tomczyk), and its deliberations, the Compensation and Human Capital Committee and the Board of
Directors, as applicable, determined the payout percentage for individual performance of each NEO's target annual incentive award opportunity. Such individual performance payouts ranged from 125% to 200% of target.
Actual Annual Incentive Payouts. For 2025, the following table shows the combined payout percentage for corporate and individual performance of each NEO's target annual incentive award opportunity. The "Non-
Equity Incentive Plan Compensation" column of the Summary Compensation Table ("SCT") below reflects amounts paid under the annual incentive plan.

Named Executive Officer	2025 Target Annual Incentive Opportunity as Percentage of Base Salary	2025 Percentage Payout of Target Incentive Opportunity
Craig S. Donohue (1)	150%	200%
Jill M. Griebenow	130%	185%
Christopher A. Isaacson	150%	185%
Patrick Sexton	120%	185%
Timothy Lipscomb (2)	See note 2	177%
Fredric J. Tomczyk (3)	165%	185%
David Howson (4)	150%	n/a
Catherine R. Clay (4)(5)	See note 5	n/a
____________________________________
(1)Mr. Donohue was appointed as Chief Executive Officer effective May 7, 2025.  Mr. Donohue received a prorated portion of his 2025 annual incentive bonus based on his employment from May 7, 2025 through
December 31, 2025.
(2)Mr. Lipscomb's 2025 target annual incentive opportunity from January 1, 2025 through May 31, 2025 was
90% of his base salary and then from June 1, 2025 through December 31, 2025 was 110% of his base salary.
(3)Mr. Tomczyk's employment with the Company ended on June 30, 2025.  Mr. Tomczyk received a prorated portion of his 2025 annual incentive bonus based on his employment through June 30, 2025 and payable based on actual performance and at the same time as paid to other executives of the Company.  Mr.
Tomczyk did not receive any severance or additional payments upon the termination of his employment with the Company.
(4)Mr. Howson and Ms. Clay each forfeited their 2025 annual incentive opportunity in connection with their respective resignations.
(5)Ms. Clay's 2025 target annual incentive opportunity from January 1, 2025 through February 28, 2025 was
100% of her base salary, from March 1, 2025 through May 31, 2025 was 110% of her base salary, and from
June 1, 2025 through her last day with the Company was 130% of her base salary.

Cboe Global Markets 2026 Proxy Statement	51

Long-Term Incentive Plan
Overview. The Compensation and Human Capital Committee strongly believes that a stock ownership culture enhances our long-term success. We have adopted the Third Amended and Restated Cboe Global Markets,
Inc. Long-Term Incentive Plan, which was approved by stockholders at the 2025 Annual Meeting of
Stockholders. Under the plan, the Compensation and Human Capital Committee may grant equity or cash awards, including restricted stock, RSUs, and options. Stock options were not featured in our long-term incentive program in 2025.
The Compensation and Human Capital Committee believes that equity awards assist us in meeting the following goals:
Aligning the financial interests of our executive officers with the interests of our stockholders;
Aligning our executive compensation with that of our peers in terms of components and value;
Providing competitive compensation to assist in retaining highly skilled and qualified executives; and
Providing strong retentive value and linking the ultimate value of the award to our future stock price.
2025 Grants. The Compensation and Human Capital Committee set each NEO's 2025 target long-term incentive value following a review of comparative peer group and executive compensation survey market data and individual performance. Once the Compensation and Human Capital Committee set the target long-term incentive value for each NEO, one-half of the target value was granted in the form of time-based RSUs and one-half of the target value was granted in the form of PSUs, except that in the case of Mr. Tomczyk all of the target value was granted in the form of time-based RSUs. Mr. Donohue's target value was set in connection with his appointment as Chief Executive Officer on May 7, 2025. One-half of the target value of Mr. Donohue's award was granted in the form of time-based RSUs and one-half of the target value was granted in the form of
PSUs. These grants were prorated and vest on the same schedule as 2025 grants for other NEOs.
Described below are the equity awards granted to each NEO in 2025, other than Mr. Tomczyk.
Time-Based Restricted Stock Units. Time-based RSUs comprise 50% of each NEO's 2025 total target long-term incentive award value. These RSUs are subject to a 3 year vesting period, with one-
third of the RSUs vesting on each of the first, second, and third anniversaries of the grant date. The vesting of these awards is not subject to performance conditions. The Compensation and Human
Capital Committee granted time-based RSUs to align the interests of management with those of our stockholders and to provide a retention incentive.
Performance-Based Restricted Stock Units. PSUs comprise the remaining 50% of each NEO's 2025 total target long-term incentive award value. As described below, one-half of PSU grants are subject to the achievement of Company TSR measured against pre-determined relative performance goals and one-half of PSU grants are subject to the achievement of EPS measured against pre-determined performance goals, both over a 3 year performance period. The PSU grants cliff-vest following the completion of the 3 year performance period, to the extent performance goals are achieved.
◦Performance-Based Restricted Stock Units subject to Relative Total Stockholder Return
("PSUs-TSR"). 25% of the 2025 total target long-term incentive award value is subject to the achievement of Company TSR measured against pre-determined relative performance goals over a
3 year performance period. The number of PSUs-TSR that will vest at the end of the 3 year performance period will vary from 0% to 200% of the target number of PSUs-TSR granted to each
NEO, based on our TSR relative to the TSR for the S&P 500 Index during the 3 year performance period. We calculate TSR as the increase in our stock price over the performance period plus reinvested dividends, divided by the stock price at the beginning of the performance period.
The Compensation and Human Capital Committee selected the relative TSR performance metric to incent management to increase TSR for the benefit of stockholders, and believes that tying a portion of each executive's compensation to TSR compared to a broad index encourages management to generate superior returns.
◦Performance-Based Restricted Stock Units subject to Earnings Per Share ("PSUs-EPS").
25% of the 2025 total target long-term incentive award value is subject to the achievement of cumulative adjusted diluted EPS measured against pre-determined performance goals over a 3 year performance period. The number of PSUs-EPS that will vest at the end of the 3 year performance period will vary from 0% to 200% of the target number of PSUs-EPS granted to each

52	Cboe Global Markets 2026 Proxy Statement

NEO, based on our cumulative adjusted diluted EPS during the 3 year performance period, as adjusted for certain extraordinary, unusual or non-recurring items.
The Compensation and Human Capital Committee selected the cumulative adjusted diluted EPS performance metric to encourage management to continue growing the business and increasing trading and listings on our exchanges. Because of the operating leverage inherent in our business, the Compensation and Human Capital Committee believes that EPS growth over the next 3 years is an appropriate performance measure for these awards.
PSUs-TSR and PSUs-EPS are equally weighted to encourage management to maintain an equal focus on enhancing Company TSR and profitably growing the Company.
For each vested RSU or PSU, the NEO will receive one share of our common stock. To receive shares earned under RSUs and PSUs, an NEO generally must be continuously employed during the applicable service period or performance period. Vesting of RSUs and PSUs will be accelerated in the event of a change in control followed by a qualified termination or in the event of a participant's earlier death or disability. Upon a qualified retirement, all unvested outstanding RSUs will continue to vest and be settled in the normal course, and a pro-
rata portion of unvested outstanding PSUs will vest based on achieved performance over the applicable performance period and be settled in the normal course, except that, with respect to Mr. Donohue, unvested outstanding PSUs will not be pro-rated. For qualified retirement vesting, the equity grants starting in 2024 are subject to a 6 or 12-month advance notice requirement, as applicable.
2025 Time-Based RSU Grants. The following table shows the target equity award value and number of time-based RSUs that were granted to each NEO on February 19, 2025, except for Mr. Donohue, who received his grant on May 7, 2025. The target equity award value and the closing share price on February 19, 2025 were used to calculate the number of RSUs that were granted on February 19, 2025 and the target equity award value and the closing share price on May 7, 2025 were used to calculate the number of RSUs that were granted to Mr. Donohue on May 7, 2025. Mr. Tomczyk's time-based RSU grant is discussed separately below.

Named Executive Officer	# of RSUs	Target Value of RSUs
Craig S. Donohue	14,048	$3,290,343
Jill M. Griebenow	5,589	$1,175,000
Christopher A. Isaacson	4,459	$937,500
Patrick Sexton	2,640	$555,000
Timothy Lipscomb	1,249	$262,500
David Howson	8,175	$1,718,750
Catherine R. Clay	3,568	$750,000
2025 Performance-Based RSU Grants. The following table shows the target equity award value and number of PSUs (tied to TSR and EPS performance) that were granted to each NEO on February 19, 2025, except for Mr. Donohue, who received his grant on May 7, 2025, and the number of PSUs that would be paid at achievement of threshold, target, and maximum performance goals. The target equity award value and the closing share price on February 19, 2025 were used to calculate the number of PSUs that were granted on
February 19, 2025 and the target equity award value and the closing share price on May 7, 2025 were used to

Cboe Global Markets 2026 Proxy Statement	53

calculate the number of PSUs that were granted to Mr. Donohue on May 7, 2025. Mr. Tomczyk did not receive any PSU awards in 2025.

		# of PSUs			Target Value of PSUs
Named Executive Officer	Performance Metric	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)
Craig S. Donohue	2025-2027 TSR	3,512	7,024	14,048	$1,645,171
	2025-2027 EPS	3,512	7,024	14,048	$1,645,171
Jill M. Griebenow	2025-2027 TSR	1,398	2,795	5,590	$587,500
	2025-2027 EPS	1,398	2,795	5,590	$587,500
Christopher A. Isaacson	2025-2027 TSR	1,115	2,230	4,460	$468,750
	2025-2027 EPS	1,115	2,230	4,460	$468,750
Patrick Sexton	2025-2027 TSR	660	1,320	2,640	$277,500
	2025-2027 EPS	660	1,320	2,640	$277,500
Timothy Lipscomb	2025-2027 TSR	313	625	1,250	$131,250
	2025-2027 EPS	313	625	1,250	$131,250
David Howson	2025-2027 TSR	2,044	4,088	8,176	$859,375
	2025-2027 EPS	2,044	4,088	8,176	$859,375
Catherine R. Clay	2025-2027 TSR	892	1,784	3,568	$375,000
	2025-2027 EPS	892	1,784	3,568	$375,000
The following table displays the threshold, target, and maximum performance goals for the PSU awards granted in 2025, measured over the performance period beginning on January 1, 2025 and ending on December 31,
2027.

	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)
Relative TSR Compared to S&P 500	25th Percentile	50th Percentile	75th Percentile
Cumulative Adjusted Diluted EPS	$27.90	$30.69	$33.66
For performance levels that fall between the goals shown above, the percentage of PSUs that vest will be determined by straight line interpolation, provided that no PSUs will vest if the performance does not equal or exceed the threshold amount.
2025 Promotion Grants. During July 2025, the Compensation and Human Capital Committee and the Board,
as applicable, granted equity awards ("Promotion Grants") to Ms. Clay and Messrs. Isaacson, Sexton, and
Lipscomb to reflect their increased responsibilities following the reorganization of the Chief Executive Officer's direct reports and the leadership of our global businesses that occurred following our recent Chief Executive
Officer transition. The Compensation and Human Capital Committee reviewed market benchmark data derived from our peer group and executive compensation survey source to determine the value of the Promotion
Grants.
The Promotion Grants were granted on July 15, 2025 and were equally split between (i) time-based RSUs that will vest in three equal annual installments on February 19, 2026, February 19, 2027, and February 19, 2028,
subject to continuous employment with the Company through such vesting dates and (ii) PSUs subject to the achievement of the same performance goals as our other 2025 PSUs granted relating to (A) cumulative adjusted diluted EPS and (B) relative TSR (each 25% of the total Promotion Grants) that will vest at the conclusion of the performance period, each subject to continuous employment with the Company through such dates.
The following table shows the target equity award value for the RSU portion of the Promotion Grants and the number of time-based RSUs. The target equity award value and the closing share price on July 15, 2025 were used to calculate the number of RSUs that were granted on July 15, 2025.

54	Cboe Global Markets 2026 Proxy Statement

Named Executive Officer	# of RSUs	Target Value of RSUs
Christopher A. Isaacson	940	$219,863
Patrick Sexton	251	$58,630
Timothy Lipscomb	376	$87,945
Catherine R. Clay	627	$146,576
The following table shows the target equity award value for the PSU portion of the Promotion Grants and the number of PSUs (tied to TSR and EPS performance) that were granted on July 15, 2025. The target equity award value and the closing share price on July 15, 2025 were used to calculate the number of PSUs that were granted on July 15, 2025.

		# of PSUs			Target Value of PSUs
Named Executive Officer	Performance Metric	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)
Christopher A. Isaacson	2025-2027 TSR	235	470	940	$109,932
	2025-2027 EPS	235	470	940	$109,932
Patrick Sexton	2025-2027 TSR	63	126	252	$29,315
	2025-2027 EPS	63	126	252	$29,315
Timothy Lipscomb	2025-2027 TSR	94	188	376	$43,973
	2025-2027 EPS	94	188	376	$43,973
Catherine R. Clay	2025-2027 TSR	157	314	628	$73,288
	2025-2027 EPS	157	314	628	$73,288
Please see the above 2025 PSU Performance Goals Table which displays the threshold, target, and maximum performance goals for the PSU awards granted in 2025, measured over the performance period beginning on
January 1, 2025 and ending on December 31, 2027.
For performance levels that fall between the goals shown above, the percentage of PSUs that vest will be determined by straight line interpolation, provided that no PSUs will vest if the performance does not equal or exceed the threshold amount.
2025 One Time Grants. Based on a review of Ms. Clay's compensation, the Compensation and Human Capital
Committee determined that Ms. Clay's then outstanding equity awards did not adequately reflect the value of her role in the Company. Therefore, on February 19, 2025, the Committee granted Ms. Clay an additional equity award of time-based RSUs (the "One Time Grant") with a grant date target value of $500,000 and that cliff vest in full on February 19, 2028, subject to her continuous employment with the Company through such vesting date.
The Compensation and Human Capital Committee established the target value of the One Time Grant by considering market benchmark data derived from our peer group and executive compensation survey source.
The following table shows the target equity award value and the number of time-based RSUs. The target equity award value and the closing share price on February 19, 2025 were used to calculate the number of RSUs that were granted on February 19, 2025 pursuant to the One Time Grant. Ms. Clay forfeited the One Time Grant upon her resignation in 2025.

Named Executive Officer	# of RSUs	Target Value of RSUs
Catherine R. Clay	2,379	$500,000
Mr. Tomczyk's 2025 Time-Based RSU Grant. In February 2025, the Compensation and Human Capital
Committee determined to grant Mr. Tomczyk time-based RSUs in lieu of the time-based RSUs and PSUs granted to other NEOs, consistent with the structure of his initial equity grant in 2023. These RSUs will vest in three equal annual installments, with the first installment having vested on February 19, 2026 and the remaining

Cboe Global Markets 2026 Proxy Statement	55

installments vesting on February 19, 2027 and February 19, 2028, respectively, subject to Mr. Tomczyk's continued service as either Chief Executive Officer or as a director through each such vesting date.
The RSUs provide that if Mr. Tomczyk ceases to serve as Chief Executive Officer, but remains as a director, the number of shares awarded will be multiplied by a fraction, the numerator of which is the number of days served as Chief Executive Officer plus 90 (not to exceed 365) and the denominator of which is 365.
In connection with Mr. Tomczyk's resignation as Chief Executive Officer, this provision was revised to provide that Mr. Tomczyk will receive vesting credit through his termination of employment on June 30, 2025 plus 90 days.
The target value of the grant was determined following a review of comparative peer group and executive compensation survey market data and individual performance. The following table shows the initial target value and number of time-based RSUs that were granted to Mr. Tomczyk on February 19, 2026, as well as the target value and number of time-based RSUs as adjusted pursuant to the pro rata provision. The target value and the closing share price on February 19, 2025 were used to calculate the number of RSUs that were granted on
February 19, 2025.

Named Executive Officer	Initial # of RSUs	Initial Target Value of RSUs	# of RSUs as adjusted	Target Value of RSUs as adjusted
Fredric J. Tomczyk	44,471	$9,350,000	32,896	$6,916,384
Mr. Donohue's Sign-On Grant. On May 7, 2025, Mr. Donohue received a sign-on long-term equity award with a grant date target value of $6,000,000 (equally split between time-based RSUs and PSUs) (the "Sign-On
Grant") in connection with his appointment as Chief Executive Officer.
The time-based RSUs cliff-vest in full on May 7, 2028. The PSUs are subject to the achievement of the same performance goals as our other 2025 PSUs relating to (A) cumulative adjusted diluted EPS and (B) relative TSR
(each 25% of the total Sign-On Grant) that will vest at the conclusion of the performance period. Both awards are subject to Mr. Donohue's continuous employment with the Company through such date.
If Mr. Donohue is terminated "without cause" or resigns from the Company for "good reason," he will fully vest in the Sign-On Grant, subject to actual performance at the end of the performance period with respect to the PSU portion of the Sign-On Grant, subject to Mr. Donohue's execution and non-revocation of a waiver and release of claims in favor of the Company.
The following table shows the target equity award value for the RSU portion of the Sign-On Grant and number of time-based RSUs. The target equity award value and the closing share price on May 7, 2025 were used to calculate the number of RSUs that were granted on May 7, 2025.

Named Executive Officer	# of RSUs	Target Value of RSUs
Craig S. Donohue	12,808	$3,000,000
The following table shows the target equity award value for the PSU portion of the Sign-On Grant and number of PSUs (tied to TSR and EPS performance). The target equity award value and the closing share price on May
7, 2025 were used to calculate the number of PSUs that were granted on May 7, 2025.

		# of PSUs			Target Value of PSUs
Named Executive Officer	Performance Metric	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)
Craig S. Donohue	2025-2027 TSR	3,202	6,404	12,808	$1,500,000
	2025-2027 EPS	3,202	6,404	12,808	$1,500,000
Please see the above 2025 PSU Performance Goals Table which displays the threshold, target, and maximum performance goals for the PSU awards granted in 2025, measured over the performance period beginning on
January 1, 2025 and ending on December 31, 2027.
For performance levels that fall between the goals shown above, the percentage of PSUs that vest will be determined by straight line interpolation, provided that no PSUs will vest if the performance does not equal or exceed the threshold amount.
2023 PSU Grants Vested. The Compensation and Human Capital Committee and the Board, as applicable, approved grants on February 19, 2023 of PSUs (the "Regular 2023 PSUs") to our NEOs, except for Messrs.
Donohue, Tomczyk, and Lipscomb, who did not receive grants of 2023 PSUs. Additionally, the Compensation

56	Cboe Global Markets 2026 Proxy Statement

and Human Capital Committee and the Board approved promotion related grants of PSUs to Mses. Griebenow and Clay on August 19, 2023 and November 19, 2023, respectively (together with the Regular 2023 PSUs, the
"2023 PSUs"). The 2023 PSUs were subject to the achievement of TSR and EPS measured against the pre-
determined performance goals, both over a 3 year performance period beginning on January 1, 2023 and ending on December 31, 2025. In early 2026, the Compensation and Human Capital Committee determined that the following performance was achieved resulting in the indicated payout:
The TSR percentile attained was the 86th percentile, which resulted in the vesting of 200% of the target number of PSUs-TSR granted to each applicable NEO.
The 3-year cumulative adjusted diluted EPS attained was $27.08(1), which resulted in the vesting of
200% of the target number of PSUs-EPS granted to each applicable NEO.
____________________________________
(1)The 3 year adjusted EPS is a non-GAAP measure used by the Company and a reconciliation to a GAAP measure is provided in Appendix A.
The specific performance goals for the PSUs-TSR and PSUs-EPS for the 2023-2025 performance period were previously disclosed in our proxy statement covering 2023 compensation.
The table below shows the number of 2023 PSUs that vested at the conclusion of the applicable performance period for each applicable NEO and does not include dividend equivalent payments. With respect to Mr.
Howson, he was allowed to retain a pro rata portion of the outstanding 2023 PSUs that would have vested in
February 2026 based on the number of days worked through his transition date, and which were paid out based on target performance through the end of the applicable performance period for each award, and he forfeited the remainder of such awards and all other outstanding 2023 PSUs. Ms. Clay's 2023 PSUs vested in connection with her separation from service, which qualified as a retirement under the terms of the underlying awards, subject to the determination of achievement of the underlying awards.

Named Executive Officer	Performance Metric	# of PSUs at Target (100% Payout)	# of PSUs Vested
Jill M. Griebenow	2023-2025 TSR	1,627	3,254
	2023-2025 EPS	1,627	3,254
Christopher A. Isaacson	2023-2025 TSR	3,731	7,462
	2023-2025 EPS	3,731	7,462
Patrick Sexton	2023-2025 TSR	2,339	4,678
	2023-2025 EPS	2,339	4,678
Catherine R. Clay (1)	2023-2025 TSR	1,418	2,640
	2023-2025 EPS	1,418	2,640
____________________________________
(1)Ms. Clay received pro rata vesting of her 2023 PSU awards, subject to the determination of achievement of the underlying awards, in connection with her resignation, as she was retirement eligible at the time of her separation from service. The prorated vesting shown above in the # of PSUs Vested column reflects Ms.
Clay's continuous service for a portion of the performance period.
Other Executive Compensation Program Considerations
Stock Ownership and Holding Guidelines
Our stock ownership and holding guidelines specify the levels of stock ownership that each NEO must maintain while employed by us. Shares owned outright or in trust count toward the stock ownership guidelines. Shares of restricted stock or stock units, including PSUs, that are unvested do not count towards the stock ownership guidelines.
Each NEO is required to hold all shares until the guidelines are met, except for sales of shares to pay taxes with respect to the vesting or exercising of equity grants. As of December 31, 2025, each of our NEOs then subject

Cboe Global Markets 2026 Proxy Statement	57

to the guidelines, other than Messrs. Donohue and Lipscomb, has met the applicable holding requirement based on his or her position with us.

Named Executive Officer	Holding Requirement
Craig S. Donohue	Six times base salary
Jill M. Griebenow	Four times base salary
Christopher A. Isaacson	Four times base salary
Patrick Sexton	Three times base salary
Timothy Lipscomb	Three times base salary
Hedging Policy
Our Insider Trading Policy prohibits our executive officers and all employees, except as set forth below, from entering into transactions involving options to purchase or sell our common stock or other derivatives related to our common stock.
In 2025, none of our executive officers had hedges on shares of our common stock.
Employees, other than our executive officers, may enter into the following types of security transactions on our common stock through the purchase or sale of exchange-traded options, provided that they otherwise comply with the remainder of our Insider Trading Policy:
Covered calls (i.e., the writing of exchange-traded call options covering a number of shares less than or equal to the total number of unrestricted shares and vested shares owned by the call writer); and
Collars for hedging purposes (i.e., the sale of exchange-traded call options and the purchase of an equivalent number of put options, in each case, covering a number of shares less than or equal to the total number of unrestricted shares and vested shares owned by the holder).
As one of the world's largest exchange holding companies, offering cutting-edge trading and investment solutions to investors around the world and owning the largest options exchange, we believe options are first and foremost incredibly useful and powerful risk mitigation tools that can help protect an investor's financial portfolio. From buying puts to hedge the downside risk of owning a stock to writing covered calls to collect income, listed options strategies are protective tools employed by institutions, pension funds, and individual investors. As such, we believe that it is appropriate for our employees, other than our executive officers, to engage in the above mentioned selected hedging transactions, because:
These strategies help empower our employees to preserve their investment capital and protect their financial future, while continuing to own our common stock and be invested in their workplace;
Employees are required to comply with our Insider Trading Policy and other policies, which may include trade monitoring, receiving certain pre-approvals, and observing blackout periods when purchasing or selling options;
Employees must wait generally 1 year until a portion of their equity grants vest before they are able to purchase or sell options on the related vested common stock;
The interests of our employees continue to be aligned with our stockholders through their continued
ownership of our common stock and ability to retain their rights to voting and dividends as our stockholders;
Employees are able to collect income on their common stock from the sale of options without having to sell our stock; and
Due to their continued ownership of our common stock, employees continue to be discouraged from excessive risk-taking that could negatively impact our business and stock price over time.
See also "Corporate Governance—Insider Trading Policy" for more information.
Pledging Policy
Our Insider Trading Policy prohibits our executive officers and all employees from entering into any pledges or margin loans on shares of our common stock. In 2025, none of our executive officers had pledges or margin loans on shares of our common stock. See also "Corporate Governance—Insider Trading Policy" for more information.

58	Cboe Global Markets 2026 Proxy Statement

Clawback Policies
Mandatory Clawback Policy. Effective October 11, 2023, we adopted a mandatory clawback policy with respect to incentive compensation received by executive officers on or after October 2, 2023. The policy provides that following an accounting restatement, the Compensation and Human Capital Committee must assess whether any incentive amounts paid to current and former executive officers were in excess of what should have been paid based on the revised financial statements, and thus should be subject to mandatory recovery (subject to certain limited regulatory exceptions). The policy has a 3 year look-back and applies to both current and former executives, regardless of such executive's fault, misconduct or involvement in causing the restatement. The equity award agreements contain provisions applying the clawback policy to equity grants.
The clawback policy is intended to meet the requirements of Section 954 of the Dodd-Frank Act, the final rules issued by the SEC on October 26, 2022, and BZX listing requirements.
Additionally, the Company's prior clawback policy will continue to cover compensation received prior to October
2, 2023. The prior clawback policy provides that we will attempt to recover incentive amounts paid to executive officers in the event of a restatement of our financial statements due to any material noncompliance with any financial reporting requirement. The prior policy has a 3 year look-back and applies to both current and former executives, regardless of such executive's fault, misconduct or involvement in causing the restatement.
Supplemental Discretionary Clawback Policy. Effective December 18, 2024, we adopted a supplemental discretionary clawback policy covering any cash and equity compensation, such as annual incentives, time-
based RSUs, performance-based PSUs, severance and termination related benefits, but excluding base salary, commissions, and other qualified retirement benefits (collectively, "Covered Compensation"), received by current and former executive officers and other executive vice presidents who are not already executive officers
("Covered Persons"). The policy provides that following a covered event, the Compensation and Human Capital
Committee may, in its sole discretion, recover up to 100% of the Covered Compensation paid to applicable
Covered Persons.
Covered events include engaging, after the effective date, in any breach of any restrictive covenants owed to the Company and in any conduct that is or could be grounds for termination for cause, which includes, among other items, (a) willful failure to perform material duties owed to the Company, (b) fraud, breach of fiduciary duty, dishonesty, misappropriation or any other action causing damage to the Company, (c) admission or conviction of any felony that adversely affects the Company, and (d) any act or omission in violation of the Company's policies, including the Company's harassment and discrimination policies and the Code of Business Conduct and Ethics, that causes damage to the Company.
Additionally, if a Covered Person is not covered by the mandatory clawback policy, the supplemental discretionary clawback policy provides that following an accounting restatement, the Compensation and Human
Capital Committee may recover any incentive amounts paid to a Covered Person that was in excess of what should have been paid based on the revised financials, regardless of such executive's fault, misconduct or involvement in causing the restatement.
The policy has a 3 year look-back. The equity award agreements contain provisions applying the supplemental discretionary clawback policy to equity grants. This policy applies to compensation received on or after
December 18, 2024.
Employee Benefit Plans, Severance, Change in Control, and Employment-Related Agreements
We provide medical, life, and disability insurance coverage to all of our employees, including our NEOs. In addition, for NEOs and certain other employees, we provide participation in the Supplemental Executive
Retirement Plan ("SERP") and the Cash Deferral Plan, which are described more fully below under "Summary
Compensation—Non-Qualified Deferred Compensation Plans". We offer this coverage to provide a competitive benefits program, a level of protection for catastrophic events, and income during retirement. The SERP and the
Cash Deferral Plan are defined contribution plans. We do not provide any defined benefit retirement plans to our executive officers or employees.
In May 2018, the Company's stockholders approved an Employee Stock Purchase Plan ("ESPP") under which a total of 750,000 shares of the Company's common stock are made available for purchase to employees and, starting in September 15, 2022, to our executive officers. The ESPP is a broad-based plan that permits employees to contribute up to 10% of wages and base salary to purchase shares of the Company's common stock at a discount, subject to applicable annual Internal Revenue Service limitations. Under the ESPP, a participant may not purchase more than a maximum of 312 shares of the Company's common stock during any single offering period. No participant may accrue options to purchase shares of the Company's common stock at a rate that exceeds $25,000 in fair market value of the Company's common stock (determined at the time such options are granted) for each calendar year in which such rights are outstanding at any time. The exercise

Cboe Global Markets 2026 Proxy Statement	59

price per share of common stock shall be 85% of the lesser of the fair market value of the stock on the first day of the applicable offering period or the applicable exercise date.
Other than Mr. Donohue, our executive officers are covered under the Executive Severance Plan to encourage retention, maintain a consistent management team to effectively run our operations, assist with separation proceedings, and allow executives to focus on our strategic business priorities. The Executive Severance Plan contains severance and change in control provisions and is described more fully below under "Severance,
Change in Control, and Employment-Related Agreements". Any payments under the Executive Severance Plan upon a change in control will only occur if an NEO's employment is terminated without cause or he or she resigns for good reason during a set period following the change in control, known as a double trigger provision.
Mr. Donohue's employment agreement contains severance provisions and is described more fully below under
"Severance, Change in Control, and Employment-Related Agreements".
Tax and Accounting Considerations
The Compensation and Human Capital Committee considers the tax and accounting implications of compensation to us and the tax implications to our NEOs. However, changes in tax laws or their interpretation and other outside factors may affect the deductibility of certain compensation payments. The Compensation and
Human Capital Committee reserves the right to pay compensation that is not deductible for tax purposes when, in its judgment, such compensation is appropriate.
COMPENSATION AND HUMAN CAPITAL COMMITTEE REPORT
The Compensation and Human Capital Committee consists of Ms. Froetscher (Chair), Mr. Farrow, Ms.
Mansfield, Mr. Matturri, and Mr. Parisi, each of whom the Board has determined is independent under BZX listing rules and our Corporate Governance Guidelines. The Compensation and Human Capital Committee has
duties and powers as described in its written charter adopted by the Board. A copy of the charter can be found on our Investor Relations page at http://ir.Cboe.com.
The Compensation and Human Capital Committee has reviewed and discussed with management the disclosures contained in the foregoing section entitled "Compensation Discussion and Analysis". Based on this review and discussion, the Compensation and Human Capital Committee recommended to the Board that the section entitled "Compensation Discussion and Analysis" be included in this Proxy Statement for the Annual
Meeting.
Compensation and Human Capital Committee
Janet P. Froetscher (Chair)
William M. Farrow, III
Erin A. Mansfield
Alexander J. Matturri, Jr.
James E. Parisi
RISK ASSESSMENT
We believe that any potential risks arising from our employee compensation policies and practices are not likely to have a material adverse effect on us. With assistance from Meridian, the Compensation and Human Capital
Committee reviewed and discussed a risk assessment of our compensation policies and practices for all employees for 2025, including non-executive officers, in its oversight capacity.
The Compensation and Human Capital Committee and management considered a number of factors, including the following factors, when reviewing potential risk from our employee compensation policies and practices:
Our compensation program is designed to provide a mix of both fixed and variable incentive compensation.
The variable ("at-risk") portions of compensation are designed to reward both annual and long-term performance. We believe that this design mitigates any incentive for short-term risk-taking that could be detrimental to the Company's long-term best interests.
Our senior executives are subject to stock ownership and holding guidelines, which we believe provide incentives for our executives to consider the long-term interests of the Company and our stockholders and discourage excessive risk-taking that could negatively impact our stock price over time.

60	Cboe Global Markets 2026 Proxy Statement

We include clawback provisions in our executives' cash incentive and equity incentive awards as a mechanism to recover compensation.
We utilize an independent compensation consultant to provide the Compensation and Human Capital
Committee with advice on best practices and the risks associated with various compensation policies.

Cboe Global Markets 2026 Proxy Statement	61

SUMMARY COMPENSATION
2025 Summary Compensation Table
The table below sets forth, for the years indicated below, the compensation earned by our NEOs.

Name and Principal Position	Year	Salary	Bonus (1)	Stock Awards (2)	Non-Equity Incentive Plan Compensation (3)	All Other Compensation (4)	Total
Craig S. Donohue (5)	2025	$846,970	—	$14,742,574	$2,553,699	$203,795	$18,347,037
Chief Executive Officer and
President
Jill M. Griebenow	2025	$500,000	—	$2,645,952	$1,202,500	$116,782	$4,465,234
Executive Vice President,	2024	$500,000	—	$2,343,978	$800,650	$77,673	$3,722,301
Chief Financial Officer	2023	$430,522	$150,000	$1,039,970	$454,911	$78,503	$2,153,906
Christopher A. Isaacson	2025	$650,000	—	$2,661,147	$1,803,750	$170,100	$5,284,997
Executive Vice President,	2024	$650,000	—	$2,695,626	$1,209,000	$158,735	$4,713,361
Chief Operating Officer	2023	$650,000	—	$2,091,848	$1,130,688	$201,720	$4,074,256
Patrick Sexton	2025	$450,000	—	$1,398,747	$999,000	$82,922	$2,930,669
Executive Vice President,	2024	$446,667	—	$1,422,809	$662,041	$62,455	$2,593,972
General Counsel and Corporate Secretary	2023	$427,500	—	$1,085,605	$595,942	$66,256	$2,175,303
Timothy Lipscomb (5)	2025	$456,583	—	$794,326	$823,967	$95,314	$2,170,190
Executive Vice President,
Chief Technology Officer
Fredric J. Tomczyk	2025	$500,000	—	$9,350,028	$1,513,705	$302,451	$11,666,184
Former Chief Executive Officer	2024	$1,000,000	—	$—	$2,087,250	$238,169	$3,325,419
	2023	$287,500	—	$7,150,104	$584,990	$343,916	$8,366,510
David Howson	2025	$366,951	—	$5,499,750	$—	$155,842	$6,022,543
Former Executive Vice President,	2024	$625,000	—	$4,427,097	$1,132,684	$321,888	$6,506,669
Global President	2023	$625,000	—	$3,058,526	$978,480	$294,250	$4,956,256
Catherine R. Clay	2025	$395,833	—	$2,537,683	$—	$106,872	$3,040,388
Former Executive Vice President,	2024	$500,000	—	$1,116,479	$623,450	$94,713	$2,334,642
Head of Global Derivatives	2023	$483,333	—	$1,324,372	$513,873	$89,681	$2,411,259
_____________________________________
(1)The amount reported in this column for Ms. Griebenow for 2023 represents a one-time retention bonus of
$150,000.
(2)The amounts in the stock award column for 2025 include the grant date aggregate fair value of the awards of RSUs and PSUs granted in 2025, as computed in accordance with stock-based compensation accounting rules (Financial Standards Accounting Board ASC Topic 718) and do not represent realized or realizable compensation. Actual value ultimately received by executives may differ materially based on stock price performance and achievement of performance conditions. The award date value of PSUs is based upon the probable outcome of the performance conditions and is consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date, excluding the effect of estimated forfeitures. For purposes of the SCT, we have assumed that the probable outcome of the PSUs-EPS performance conditions would result in the awards vesting at approximately target and the best estimate available for the aggregate compensation cost to be recognized over the service period as of the grant date would reflect the value of each PSU-EPS at the Company's stock price on the grant date and each PSU-TSR computed in accordance with the Monte Carlo valuation model. There can be no assurance that these values will ever be realized. Assumptions used in the calculation of these amounts are included in the footnotes to our 2025 consolidated financial statements, which are included in our Annual Report on Form 10‑K for the year ended December 31, 2025 filed with the SEC. The grant date fair value of the PSUs awarded to each NEO, assuming the highest level of performance conditions will be achieved, is $12,580,962 for Mr. Donohue, $2,350,595 for Ms. Griebenow, $2,315,256 for Mr. Isaacson,
$1,228,031 for Mr. Sexton, $701,555 for Mr. Lipscomb, $3,438,008 for Mr. Howson and $1,794,185 for Ms.
Clay. With respect to Mr. Donohue, the amount in the stock award column for 2025 also includes the one-
time sign-on long-term equity awards granted to Mr. Donohue in connection with his appointment as Chief
Executive Officer of the Company. See "Compensation Discussion and Analysis—2025 Elements of

62	Cboe Global Markets 2026 Proxy Statement

Executive Compensation Program—Long-Term Incentive Plan—Mr. Donohue's Sign-On Grant" above for additional information about the one-time sign-on long-term equity awards. With respect to Mr. Howson, the amount in the stock award column for 2025 also includes $1,584,469, the incremental fair value as of the modification date associated with Mr. Howson being allowed to retain a pro rata portion of his outstanding time-based RSUs that would vest in February 2026 and outstanding PSUs that would vest in February
2026, in each case based on the number of days worked through Mr. Howson's transition date in connection with Mr. Howson's resignation.  See "Severance, Change in Control, and Employment Related
Agreements—Mr. Howson's Separation Letter Agreement" for additional information.
(3)The amounts shown reflect awards to the NEOs under our annual incentive plan. Annual incentive payments for services performed in 2023, 2024, and 2025 by NEOs were paid in early 2024, 2025, and
2026, respectively. See "Compensation Discussion and Analysis—2025 Elements of Executive
Compensation Program—Annual Incentive" above for additional information about the Company's annual incentive program.
(4)The amounts shown represent benefits that were, from time to time, made available to our executives, including retirement plan contributions. For more information on the amounts shown in this column for 2025, please see the following "2025 All Other Compensation Detail Table".
(5)Mr. Donohue and Mr. Lipscomb each became an NEO for the first time in 2025, and thus no amounts are shown in the table for 2023 or 2024.
2025 All Other Compensation Detail Table

Name	Qualified Defined Contributions (1)	Non-Qualified Defined Contributions (2)	Insurance (3)	Matching Gift Program (4)	Other (5)
Craig S. Donohue (6)	$28,000	$39,758	$1,848	$10,000	$124,189
Jill M. Griebenow	$28,000	$76,052	$630	$11,350	$750
Christopher A. Isaacson	$28,000	$120,720	$630	$20,000	$750
Patrick Sexton	$28,000	$31,500	$2,772	$20,000	$650
Timothy Lipscomb (6)	$28,000	$45,910	$966	$16,300	$4,138
Fredric J. Tomczyk (7)(8)	$—	$—	$2,534	$—	$299,917
David Howson (9)	$28,000	$91,969	$394	$4,000	$31,479
Catherine R. Clay (10)	$28,000	$48,967	$1,430	$—	$28,476
_____________________________________
(1)The amounts shown are matching contributions to our qualified 401(k) plan, the Cboe Global Markets
SMART Plan, on behalf of each of the officers listed. In 2025 and early 2026 with respect to 2025, we matched 200% of employee contributions up to 4% of the employee's compensation, subject to statutory limitations.
(2)The amounts shown are our contributions to the SERP, a non-qualified defined contribution plan, on behalf of each NEO. We matched 200% of such employee's contributions up to 4% of the employee's compensation, subject to statutory limitations. The SERP is described more fully below under "Non-
Qualified Defined Contribution Plans".
(3)Represents the amount attributable to taxable life insurance in excess of $50,000.
(4)Amounts represent payments made by the Company (i) through our Matching Gift Program and (ii) by matching PAC contributions, both of which are available to all eligible full-time employees, subject to program limits. The amounts for Ms. Griebenow and Messrs. Isaacson and Howson also include matching gifts with respect to 2024 that were paid out in 2025.
(5)The amounts shown in the "Other" column include airline club membership of $350 for Mr. Tomczyk, $650 for Messrs. Sexton and Howson, and $750 for Mr. Isaacson and Ms. Griebenow. Certain NEOs are also provided with elevated or preferential status or access to club facilities with travel partners based on the
Company's procurement business relationship, with no incremental cost incurred by the Company.
(6)In connection with Mr. Lipscomb's appointment to Executive Vice President, Chief Technology Officer, he
received a payout of all accrued, unpaid paid time-off of $4,138, which is included in the "Other" column for
Mr. Lipscomb.

Cboe Global Markets 2026 Proxy Statement	63

(7)The amounts shown in the "Other" column for Messrs. Donohue and Tomczyk include the reimbursement of
$55,000 and $50,518, respectively, representing relocation assistance benefits and housing allowance and
$42,997 and $40,179, respectively, representing a tax gross-up on such benefits, related to their relocation to the Company's headquarters in Chicago, Illinois at the Company's request in connection with their roles as CEO. The relocation assistance benefits and housing allowance include, among others, housing and services for tax liability assistance. The amounts shown in the "Other" column for Messrs. Donohue and
Tomczyk also include $18,518 and $8,853, respectively, for car service benefits and $7,674 and $7,041, respectively, representing a tax gross-up on such benefits.
(8)Following Mr. Tomczyk's resignation as an employee, he continued to serve as a non-employee director on the Board. The amount shown in the "Other" column for Mr. Tomczyk includes the following compensation paid in connection with his partial-year service as a non-employee director of the Board: $48,440 in director fees paid in cash and $144,536 representing the grant date fair value of an equity grant of RSUs received by Mr. Tomczyk for his service as a non-employee director of the Board, as computed in accordance with stock-based compensation accounting rules (Financial Standards Accounting Board ASC Topic 718).
Assumptions used in the calculation of this amount are included in the footnotes to our 2025 consolidated financial statements, which are included in our Annual Report on Form 10‑K for the year ended December
31, 2025 filed with the SEC. The equity grant vests on the earlier of the one-year anniversary of the grant date or the completion of Mr. Tomczyk's final year of director service, subject to his continuous service through the vesting date. Mr. Tomczyk's cash compensation as a non-employee director was established in
U.S. dollars and then paid in Canadian dollars. The amounts shown are in U.S. dollars.
(9)The amount shown in the "Other" column for Mr. Howson includes $17,172 for services for tax liability assistance and $13,657 representing a tax gross-up on such tax liability assistance.
(10)In connection with Ms. Clay's separation, she received a payout of all accrued, unpaid paid time-off of
$28,476, which is included in the "Other" column for Ms. Clay.
2025 Grants of Plan-Based Awards Table
The 2025 grants of plan-based awards are as follows and are explained in more detail below:

64	Cboe Global Markets 2026 Proxy Statement

	Grant Date	Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units	Grant Date Fair Value of Stock and Option Awards
			Threshold	Target	Maximum	Threshold	Target	Maximum
Name	(1)	(1)	($)*	($)*	($)*	(#)	(#)	(#)	(#)	($) (2)
Craig S. Donohue	n/a	5/1/2025	$223	$1,277	$2,554	—	—	—	—	$—
	5/7/2025	5/1/2025	—	—	—	3,512	7,024	14,048	—	$1,721,077
	5/7/2025	5/1/2025	—	—	—	3,512	7,024	14,048	—	$2,700,096
	5/7/2025	5/1/2025	—	—	—	3,202	6,404	12,808	—	$1,569,159
	5/7/2025	5/1/2025	—	—	—	3,202	6,404	12,808	—	$2,461,762
	5/7/2025	5/1/2025	—	—	—	—	—	—	14,048	$3,290,463
	5/7/2025	5/1/2025	—	—	—	—	—	—	12,808	$3,000,018
Jill M. Griebenow	n/a	2/10/2025	$114	$650	$1,300	—	—	—	—	$—
	2/19/2025	2/10/2025	—	—	—	1,398	2,795	5,590	—	$633,427
	2/19/2025	2/10/2025	—	—	—	1,398	2,795	5,590	—	$837,438
	2/19/2025	2/10/2025	—	—	—	—	—	—	5,589	$1,175,087
Christopher A. Isaacson	n/a	2/11/2025	$171	$975	$1,950	—	—	—	—	$—
	2/19/2025	2/11/2025	—	—	—	1,115	2,230	4,460	—	$505,381
	2/19/2025	2/11/2025	—	—	—	1,115	2,230	4,460	—	$668,153
	7/15/2025	7/14/2025	—	—	—	235	470	940	—	$113,816
	7/15/2025	7/14/2025	—	—	—	235	470	940	—	$173,317
	2/19/2025	2/11/2025	—	—	—	—	—	—	4,459	$937,505
	7/15/2025	7/14/2025	—	—	—	—	—	—	940	$219,913
Patrick Sexton	n/a	2/10/2025	$95	$540	$1,080	—	—	—	—	$—
	2/19/2025	2/10/2025	—	—	—	660	1,320	2,640	—	$299,150
	2/19/2025	2/10/2025	—	—	—	660	1,320	2,640	—	$395,498
	7/15/2025	7/14/2025	—	—	—	63	126	252	—	$30,512
	7/15/2025	7/14/2025	—	—	—	63	126	252	—	$46,464
	2/19/2025	2/10/2025	—	—	—	—	—	—	2,640	$555,060
	7/15/2025	7/14/2025	—	—	—	—	—	—	251	$58,721
Timothy Lipscomb	n/a	7/14/2025	$81	$466	$931	—	—	—	—	$—
	2/19/2025	2/10/2025	—	—	—	313	625	1,250	—	$141,643
	2/19/2025	2/10/2025	—	—	—	313	625	1,250	—	$187,263
	7/15/2025	7/14/2025	—	—	—	94	188	376	—	$45,526
	7/15/2025	7/14/2025	—	—	—	94	188	376	—	$69,327
	2/19/2025	2/10/2025	—	—	—	—	—	—	1,249	$262,602
	7/15/2025	7/14/2025	—	—	—	—	—	—	376	$87,965
Fredric J. Tomczyk	n/a	2/11/2025	$143	$818	$1,636	—	—	—	—	$—
	2/19/2025	2/11/2025	—	—	—	—	—	—	44,471	$9,350,028
David Howson	n/a	2/11/2025	$164	$938	$1,875	—	—	—	—	$—
	2/19/2025	2/11/2025	—	—	—	2,044	4,088	8,176	—	$926,457
	2/19/2025	2/11/2025	—	—	—	2,044	4,088	8,176	—	$1,224,847
	2/19/2025	2/11/2025	—	—	—	—	—	—	8,175	$1,718,794
	5/27/2025	5/27/2025	—	—	—	2,367	4,734	9,468	—	$1,094,785
	5/27/2025	5/27/2025	—	—	—	2,367	4,734	9,468	—	$1,094,785
	5/27/2025	5/27/2025	—	—	—	—	—	—	1,647	$380,885
	5/27/2025	5/27/2025	—	—	—	—	—	—	1,379	$318,908
	5/27/2025	5/27/2025	—	—	—	—	—	—	1,217	$281,443
Catherine R. Clay	n/a	7/14/2025	$105	$601	$1,201	—	—	—	—	$—
	2/19/2025	2/10/2025	—	—	—	892	1,784	3,568	—	$404,305
	2/19/2025	2/10/2025	—	—	—	892	1,784	3,568	—	$534,522
	7/15/2025	7/14/2025	—	—	—	157	314	628	—	$76,039
	7/15/2025	7/14/2025	—	—	—	157	314	628	—	$115,791
	2/19/2025	2/10/2025	—	—	—	—	—	—	3,568	$750,172
	2/19/2025	2/10/2025	—	—	—	—	—	—	2,379	$500,185
	7/15/2025	7/14/2025	—	—	—	—	—	—	627	$146,687

Cboe Global Markets 2026 Proxy Statement	65

____________________________________
*In thousands.
(1)For Messrs. Donohue, Isaacson, Tomczyk, and Howson, the date reported in the "Approval Date" column is the date the Board of Directors ratified the grants previously approved by the Compensation and Human
Capital Committee. For all other NEOs, the date is the date of Compensation and Human Capital
Committee approval. The grant date is the date the equity award was actually granted and effective.
(2)Represents the grant date aggregate fair value of the awards of RSUs and PSUs that were granted in 2025, as computed in accordance with stock-based compensation accounting rules (Financial Standards
Accounting Board ASC Topic 718). The award date value of PSUs is based upon the probable outcome of the performance conditions and is consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date, excluding the effect of estimated forfeitures. For purposes of the Grants of Plan-Based Awards, we have assumed that the probable outcome of the PSUs-EPS performance conditions would result in the awards vesting at approximately target and the best estimate available for the aggregate compensation cost to be recognized over the service period as of the grant date would reflect the value of each PSU-EPS at the Company's stock price on the grant date and each PSU-TSR computed in accordance with the Monte Carlo valuation model. There can be no assurance that these values will ever be realized. Assumptions used in the calculation of these amounts are included in the footnotes to our 2025 consolidated financial statements, which are included in our Annual Report on
Form 10‑K for the year ended December 31, 2025 filed with the SEC.
Non-Equity Incentives
A summary of the Company's annual incentive program is set forth above under the heading, "Compensation
Discussion and Analysis—2025 Elements of Executive Compensation Program—Annual Incentive".
Equity Incentives
All of the equity incentive awards were granted pursuant to the Third Amended and Restated Cboe Global
Markets, Inc. Long-Term Incentive Plan and were made in the form of RSUs, half of which are subject to performance conditions and also known as PSUs. Except as noted in the table below, the RSU awards that are not subject to performance conditions have a 3 year vesting schedule under which one-third of the shares granted will vest each year on the anniversary of the grant date. Dividend equivalent payments are made on these RSUs and PSUs.
Half of the PSUs, or 25% of the total RSUs, have a performance condition under which the number of units that will ultimately be awarded will vary from 0% to 200% of the original grant, based on our total stockholder return
(calculated as the increase in our stock price over the performance period plus reinvested dividends, divided by the stock price at the beginning of the performance period) relative to the total stockholder returns for the S&P
500 Index during the performance period. The remaining half of the PSUs, or 25% of the total RSUs, have a performance condition under which the number of units that will ultimately be awarded will vary from 0% to
200% of the original grant, based on our cumulative earnings per share during the performance period.
Dividend equivalent payments on these PSUs accrue and are paid out in shares upon vesting. The PSUs cliff-
vest following the completion of the 3 year performance period and are issued following the determination of the achievement of the performance conditions.
For all of the awards, vesting will accelerate upon death, disability, or the occurrence of a qualified termination following a change in control. If Mr. Donohue is terminated "without cause" or resigns from the Company for
"good reason," Mr. Donohue will fully vest in his Sign-On Grant, subject to attainment of the applicable performance goals through the full performance period for the PSU portion of the Sign-On Grant, subject to Mr.
Donohue's execution and non-revocation of a waiver and release of claims in favor of the Company.
The award agreements provide that in the event of a participant's qualified retirement, all unvested outstanding
RSUs and a pro-rata portion of unvested outstanding PSUs, based on the number of days in employment during the performance period, will remain outstanding and be distributed in accordance with the award's original vesting and settlement schedule, subject to attainment of the applicable performance goals through the full performance period, and not engaging in any activity that constitutes cause, even after the applicable retirement date. Retirement eligibility generally requires, in addition to attaining 55 years of age and 10 years of continuous service, submission of 6 months of advance written notice of a retirement and submission, approval, and satisfactory completion of a transition plan. With respect to Mr. Donohue, retirement eligibility requires attaining 55 years of age and 5 years of continuous service, together with submission of 1 year of advanced written notice of retirement. Mr. Donohue's awards do not provide for proration of any shares issuable upon settlement of PSUs based on the number of days in employment during the performance period following his retirement.

66	Cboe Global Markets 2026 Proxy Statement

Unless retirement eligible, unvested portions of the RSUs and PSUs will be forfeited if the executive officer terminates employment with us prior to the applicable vesting date.
The RSUs and PSUs are subject to non-compete, non-solicitation, and confidentiality covenants. See
"Severance, Change in Control, and Employment-Related Agreements" for more information.
2025 Outstanding Equity Awards at Fiscal Year-End Table
The following table sets forth outstanding equity awards held by each NEO at December 31, 2025 based on the market value of our common stock on December 31, 2025 (the last trading day of the year).

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Yet Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Yet Vested
Craig S. Donohue	14,048	(1)	$3,526,048
	12,808	(2)	$3,214,808
				14,048	(3)	$3,526,048
				14,048	(4)	$3,526,048
				12,808	(3)	$3,214,808
				12,808	(4)	$3,214,808
Jill M. Griebenow	432	(5)	$108,432
	653	(6)	$163,903
	3,304	(7)	$829,304
	670	(8)	$168,170
	5,589	(9)	$1,402,839
	1,345	(10)	$337,595
	1,345	(11)	$337,595
	2,022	(12)	$507,522
	2,022	(13)	$507,522
				4,956	(14)	$1,243,956
				4,956	(15)	$1,243,956
				670	(16)	$168,170
				670	(17)	$168,170
				5,590	(18)	$1,403,090
				5,590	(19)	$1,403,090
Christopher A. Isaacson	2,488	(5)	$624,488
	3,348	(7)	$840,348
	1,340	(8)	$336,340
	4,459	(9)	$1,119,209
	940	(20)	$235,940
	7,756	(10)	$1,946,756
	7,756	(11)	$1,946,756
				5,022	(14)	$1,260,522
				5,022	(15)	$1,260,522
				1,340	(16)	$336,340
				1,340	(17)	$336,340
				4,460	(18)	$1,119,460
				4,460	(19)	$1,119,460
				940	(21)	$235,940
				940	(22)	$235,940
Patrick Sexton	976	(5)	$244,976
	1,804	(7)	$452,804
	670	(8)	$168,170
	2,640	(9)	$662,640
	251	(20)	$63,001
	1,821	(23)	$457,071
	1,821	(24)	$457,071

Cboe Global Markets 2026 Proxy Statement	67

	3,042	(10)	$763,542
	3,042	(11)	$763,542
				2,706	(14)	$679,206
				2,706	(15)	$679,206
				670	(16)	$168,170
				670	(17)	$168,170
				2,640	(18)	$662,640
				2,640	(19)	$662,640
				252	(21)	$63,252
				252	(22)	$63,252
Timothy Lipscomb	796	(5)	$199,796
	1,090	(7)	$273,590
	1,249	(9)	$313,499
	376	(20)	$94,376
				1,250	(18)	$313,750
				1,250	(19)	$313,750
				376	(21)	$94,376
				376	(22)	$94,376
Fredric J. Tomczyk	14,818	(25)	$3,719,318
	32,896	(9)	$8,256,896
Catherine R. Clay (26)	2,503	(10)	$628,253
	2,503	(11)	$628,253
	239	(27)	$59,989
	239	(28)	$59,989
	863	(29)	$216,613
	83	(30)	$20,833
_____________________________________
(1)Grant of RSUs not subject to performance conditions on May 7, 2025. These RSUs vested one-third on
February 19, 2026 and will vest one-third on each of February 19, 2027 and February 19, 2028.
(2)Grant of RSUs not subject to performance conditions on May 7, 2025. The award cliff-vests in full on May 7,
2028.
(3)Grant of PSUs on May 7, 2025 subject to a performance condition of total stockholder return relative to the
S&P 500 Index for the period from January 1, 2025 through December 31, 2027. Under Item 402 of
Regulation S-K, these awards are shown at the maximum performance amount. These PSUs will be settled in shares on or about February 19, 2028 upon determination of the achievement of the performance conditions.
(4)Grant of PSUs on May 7, 2025 subject to an earnings per share performance condition for the period from
January 1, 2025 through December 31, 2027. Under Item 402 of Regulation S-K, these awards are shown at the maximum performance amount. These PSUs will be settled in shares on or about February 19, 2028 upon determination of the achievement of the performance conditions.
(5)Grant of RSUs not subject to performance conditions on February 19, 2023. This portion of the RSUs vested on February 19, 2026.
(6)Grant of RSUs not subject to performance conditions on August 19, 2023. These RSUs vested on February
19, 2026.
(7)Grant of RSUs not subject to performance conditions on February 19, 2024. These RSUs vested one-half on February 19, 2026 and will vest one-half on February 19, 2027.
(8)Grant of RSUs not subject to performance conditions on February 19, 2024. The award cliff-vests in full on
February 19, 2027. These RSUs do not provide for qualified retirement eligibility.
(9)Grant of RSUs not subject to performance conditions on February 19, 2025. These RSUs vested one-third on February 19, 2026 and will vest one-third on each of February 19, 2027 and February 19, 2028.
(10)Grant of PSUs on February 19, 2023 subject to a performance condition of total stockholder return relative to the S&P 500 Index for the period from January 1, 2023 through December 31, 2025. These awards are shown at the actual performance amount and include dividend equivalent payments. These PSUs were

68	Cboe Global Markets 2026 Proxy Statement

settled in shares on February 12, 2026 upon determination of the achievement of the performance conditions. See "Compensation Discussion and Analysis—2025 Elements of Executive Compensation
Program—Long-Term Incentive Plan—2023 PSU Grants Vested" for more details.
(11)Grant of PSUs on February 19, 2023 subject to an earnings per share performance condition for the period from January 1, 2023 through December 31, 2025. These awards are shown at the actual performance amount and include dividend equivalent payments. These PSUs were settled in shares on February 12,
2026 upon determination of the achievement of the performance conditions. See "Compensation
Discussion and Analysis—2025 Elements of Executive Compensation Program—Long-Term Incentive Plan
—2023 PSU Grants Vested" for more details.
(12)Grant of PSUs on August 19, 2023 subject to a performance condition of total stockholder return relative to the S&P 500 Index for the period from January 1, 2023 through December 31, 2025. These awards are shown at the actual performance amount and include dividend equivalent payments. These PSUs were settled in shares on February 12, 2026 upon determination of the achievement of the performance conditions. See "Compensation Discussion and Analysis—2025 Elements of Executive Compensation
Program—Long-Term Incentive Plan—2023 PSU Grants Vested" for more details.
(13)Grant of PSUs on August 19, 2023 subject to an earnings per share performance condition for the period from January 1, 2023 through December 31, 2025. These awards are shown at the actual performance amount and include dividend equivalent payments. These PSUs were settled in shares on February 12,
2026 upon determination of the achievement of the performance conditions. See "Compensation
Discussion and Analysis—2025 Elements of Executive Compensation Program—Long-Term Incentive Plan
—2023 PSU Grants Vested" for more details.
(14)Grant of PSUs on February 19, 2024 subject to a performance condition of total stockholder return relative to the S&P 500 Index for the period from January 1, 2024 through December 31, 2026. Under Item 402 of
Regulation S-K, these awards are shown at the maximum performance amount. These PSUs will be settled in shares on or about February 19, 2027 upon determination of the achievement of the performance conditions.
(15)Grant of PSUs on February 19, 2024 subject to an earnings per share performance condition for the period from January 1, 2024 through December 31, 2026. Under Item 402 of Regulation S-K, these awards are shown at the maximum performance amount. These PSUs will be settled in shares on or about February
19, 2027 upon determination of the achievement of the performance conditions.
(16)Grant of PSUs on February 19, 2024 subject to a performance condition of total stockholder return relative to the S&P 500 Index for the period from January 1, 2024 through December 31, 2026. Under Item 402 of
Regulation S-K, these awards are shown at the maximum performance amount. These PSUs will be settled in shares on or about February 19, 2027 upon determination of the achievement of the performance conditions. These PSUs do not provide for qualified retirement eligibility.
(17)Grant of PSUs on February 19, 2024 subject to an earnings per share performance condition for the period from January 1, 2024 through December 31, 2026. Under Item 402 of Regulation S-K, these awards are shown at the maximum performance amount. These PSUs will be settled in shares on or about February
19, 2027 upon determination of the achievement of the performance conditions. These PSUs do not provide for qualified retirement eligibility.
(18)Grant of PSUs on February 19, 2025 subject to a performance condition of total stockholder return relative to the S&P 500 Index for the period from January 1, 2025 through December 31, 2027. Under Item 402 of
Regulation S-K, these awards are shown at the maximum performance amount. These PSUs will be settled in shares on or about February 19, 2028 upon determination of the achievement of the performance conditions.
(19)Grant of PSUs on February 19, 2025 subject to an earnings per share performance condition for the period from January 1, 2025 through December 31, 2027. Under Item 402 of Regulation S-K, these awards are shown at the maximum performance amount. These PSUs will be settled in shares on or about February
19, 2028 upon determination of the achievement of the performance conditions.
(20)Grant of RSUs not subject to performance conditions on July 15, 2025. These RSUs vested one-third on
February 19, 2026 and will vest one-third on each of February 19, 2027 and February 19, 2028.
(21)Grant of PSUs on July 15, 2025 subject to a performance condition of total stockholder return relative to the
S&P 500 Index for the period from January 1, 2025 through December 31, 2027. Under Item 402 of
Regulation S-K, these awards are shown at the maximum performance amount. These PSUs will be settled

Cboe Global Markets 2026 Proxy Statement	69

in shares on or about February 19, 2028 upon determination of the achievement of the performance conditions.
(22)Grant of PSUs on July 15, 2025 subject to an earnings per share performance condition for the period from
January 1, 2025 through December 31, 2027. Under Item 402 of Regulation S-K, these awards are shown at the maximum performance amount. These PSUs will be settled in shares on or about February 19, 2028 upon determination of the achievement of the performance conditions.
(23)Grant of PSUs on February 19, 2023 subject to a performance condition of total stockholder return relative to the S&P 500 Index for the period from January 1, 2023 through December 31, 2025. Under Item 402 of
Regulation S-K, these awards are shown at the actual performance amount and include dividend equivalent payments. These PSUs were settled in shares on February 12, 2026 upon determination of the achievement of the performance conditions. See "Compensation Discussion and Analysis—2025 Elements
of Executive Compensation Program—Long-Term Incentive Plan—2023 PSU Grants Vested" for more details. These PSUs do not provide for qualified retirement eligibility.
(24)Grant of PSUs on February 19, 2023 subject to an earnings per share performance condition for the period from January 1, 2023 through December 31, 2025. Under Item 402 of Regulation S-K, these awards are shown at the actual performance amount. These PSUs were settled in shares on February 12, 2026 upon determination of the achievement of the performance conditions and include dividend equivalent payments.
See "Compensation Discussion and Analysis—2025 Elements of Executive Compensation Program—Long-
Term Incentive Plan—2023 PSU Grants Vested" for more details. These PSUs do not provide for qualified retirement eligibility.
(25)Grant of RSUs not subject to performance conditions on October 12, 2023. These RSUs will vest on
October 12, 2026. Vesting will accelerate in full on Mr. Tomczyk's service as a member of the Board terminating due to a failure to be renominated or re-elected to the Board for any reason other than cause or a voluntary resignation, in each case provided that this event occurs before the award has otherwise forfeited. If Mr. Tomczyk remains in continuous service as a director, (i) his award will vest in full upon a change in control if he is still a director as of such date, and (ii) he will be eligible for partial, prorated vesting based on his service between October 12, 2024 and his separation date if he voluntarily resigns from the
Board and there is no basis by which his service could have been terminated for cause.
(26)See "Severance, Change in Control and Employment-Related Agreements—Ms. Clay's Equity Award
Acceleration" for a description of the vesting treatment of Ms. Clay's awards in connection with her resignation.
(27)Grant of PSUs on November 19, 2023 subject to a performance condition of total stockholder return relative to the S&P 500 Index for the period from January 1, 2023 through December 31, 2025. These awards are shown at the actual performance amount and include dividend equivalent payments. These PSUs were settled in shares on February 12, 2026 upon determination of the achievement of the performance conditions. See "Compensation Discussion and Analysis—2025 Elements of Executive Compensation
Program—Long-Term Incentive Plan—2023 PSU Grants Vested" for more details.
(28)Grant of PSUs on November 19, 2023 subject to an earnings per share performance condition for the period from January 1, 2023 through December 31, 2025. These awards are shown at the actual performance amount and include dividend equivalent payments. These PSUs were settled in shares on
February 12, 2026 upon determination of the achievement of the performance conditions. See
"Compensation Discussion and Analysis—2025 Elements of Executive Compensation Program—Long-
Term Incentive Plan—2023 PSU Grants Vested" for more details.
(29)Grant of RSUs not subject to performance conditions on February 19, 2023 that vested in connection with
Ms. Clay's resignation, which qualified as a retirement under the terms of the underlying awards. The shares of common stock underlying the RSUs that vested in connection with her resignation will be delivered to her, as applicable, following a 6-month delay contemplated by the distribution timing rules under Section 409A of the Internal Revenue Code.
(30)Grant of RSUs not subject to performance conditions on November 19, 2023 that vested in connection with
Ms. Clay's resignation, which qualified as a retirement under the terms of the underlying awards. The shares of common stock underlying the RSUs that vested in connection with her resignation will be delivered to her, as applicable, following a 6-month delay contemplated by the distribution timing rules under Section 409A of the Internal Revenue Code.

70	Cboe Global Markets 2026 Proxy Statement

2025 Stock Vested Table
The following table sets forth the equity awards that vested during 2025.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting (2)
Craig S. Donohue	—	$—
Jill M. Griebenow	3,561	$748,700
Christopher A. Isaacson	25,265	$5,301,964
Patrick Sexton	8,623	$1,809,889
Timothy Lipscomb	2,990	$646,744
Fredric J. Tomczyk	14,817	$3,625,868
David Howson (3)	44,156	$9,799,636
Catherine R. Clay (4)	6,886	$1,445,464
_____________________________________
(1)Number of shares acquired on vesting represent RSUs and PSUs that were vested in 2025, and do not include any of the 2023 PSU awards, as the underlying shares were not issued until the settlement date of
February 12, 2026.
(2)Amounts are calculated by multiplying the number of shares underlying RSUs or PSUs by our closing stock price on the date of vesting or issuance, or if the stock market was closed on such date, by our closing stock price on the next preceding day on which the stock market was open.
(3)A portion of the awards reflected in the "Stock Awards" column represent Mr. Howson's RSUs and PSUs that vested in connection with his resignation, including dividend equivalent payments made on the PSUs.
(4)A portion of the awards reflected in the "Stock Awards" column represent an additional 945 RSUs issued prior to 2024 that vested in connection with Ms. Clay's resignation, which qualified as a retirement under the terms of the underlying awards. The shares of common stock underlying the RSUs that vested in connection with her resignation will be delivered to her, as applicable, following a 6-month delay contemplated by the distribution timing rules under Section 409A of the Internal Revenue Code.
2025 Non-Qualified Deferred Compensation Table

Name (1)		Executive Contributions in Last FY (2)	Registrant Contributions in Last FY (3)	Aggregate Earnings in Last FY (4)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE
Craig S. Donohue	SERP	$19,879	$39,758	$1,184	$—	$60,815
Jill M. Griebenow	SERP	$38,026	$76,052	$88,194	$—	$538,533
Christopher A. Isaacson	SERP	$754,500	$120,720	$800,650	$—	$9,265,038
Patrick Sexton	SERP	$39,375	$31,500	$221,957	$—	$1,590,021
Timothy Lipscomb	SERP	$22,955	$45,910	$40,908	$—	$283,464
David Howson	SERP	$45,985	$91,969	$30,343	$—	$481,651
Catherine R. Clay	SERP	$48,542	$48,967	$37,926	$—	$641,734
_____________________________________
(1)Executive and registrant contributions include contributions during 2025. Mr. Tomczyk did not make any contributions. Numbers may not foot due to rounding.
(2)The amount of executive contributions made by each NEO and reported in this column is included in each
NEO's compensation reported in the SCT under the column labeled "Salary".
(3)The amount of registrant contributions reported in this column for each NEO is also included in his or her compensation reported in the SCT under the column labeled "All Other Compensation".
(4)Earnings are based upon the investment fund selected by the NEO for each plan.

Cboe Global Markets 2026 Proxy Statement	71

Non-Qualified Defined Contribution Plans
We do not have a defined benefit retirement plan. We currently have two non-qualified defined contribution plans in which the NEOs may, as applicable, participate: the Supplemental Executive Retirement Plan and the
Cash Deferral Plan. The investment options are aligned as closely as possible with those offered under the qualified plan. If a fund available in the qualified plan is not available for the nonqualified plans, a comparable fund that most closely matches the qualified plan fund is selected.
The SERP is designed for employees whose level of compensation exceeds the IRS defined annual compensation limit ($350,000 for 2025). Under the SERP, we match deferral contributions made by the employee under the SERP with respect to eligible compensation in excess of the IRS compensation limit. These contributions mirror those under the 401(k) plan. In 2025, we matched employee contributions up to 4% of the employee's compensation, subject to statutory limitations. We matched 200% of such contributions. Mr.
Tomczyk did not participate in the SERP in 2025.
All of our contributions to the SERP vest 20% for each year of continuous service, identical to the qualified plan.
All of our participating NEOs, except for Mr. Donohue, are fully vested in the SERP.
The Cash Deferral Plan is designed for employees whose level of compensation exceeds the IRS defined annual compensation limit ($350,000 for 2025) and non-employee directors. Under the Cash Deferral Plan, we do not match deferral contributions made by the employee and non-employee directors under the Cash Deferral
Plan. There are no vesting requirements under the Cash Deferral Plan.
SEVERANCE, CHANGE IN CONTROL, AND EMPLOYMENT-
RELATED AGREEMENTS
As of December 31, 2025, we had an employment agreement with Mr. Donohue and the other NEOs (other than Messrs. Tomczyk and Howson and Ms. Clay) were covered by the Executive Severance Plan. In addition, we entered into a letter agreement with Mr. Howson in connection with his separation.  The material terms of the agreements and the plan are discussed below. Mr. Tomczyk did not receive any severance or additional payments upon the termination of his employment with the Company.
Mr. Donohue's Employment Agreement
Under the Employment Agreement, dated as of May 1, 2025 (the "Employment Agreement"), Mr. Donohue
serves as our CEO and as a member of the Board, if elected.
Under the terms of the Employment Agreement, Mr. Donohue will (i) receive an annual base salary of at least
$1,300,000, (ii) be eligible to receive an annual bonus with a target value of not less than one hundred fifty percent (150%) of base salary, and (iii) subject to Compensation and Human Capital Committee approval and
Board ratification, be eligible for annual equity incentive awards, in amounts and subject to such terms as determined by the Committee in its sole discretion; provided that the target grant date fair value of the annual equity incentive awards granted to Mr. Donohue will not be less than $10,050,000. The vesting terms relating to the annual equity incentive awards granted to Mr. Donohue, including the terms that apply in connection with a change in control, will be no less favorable than those that apply to other senior executives of the Company. In addition, Mr. Donohue received a one-time Sign-On Grant in 2025 with a grant date fair value of $6,000,000. Mr.
Donohue is entitled to participate in all of our employee benefit and fringe benefit plans that are generally available to similarly situated members of senior management and is eligible to receive a monthly stipend of
$10,000 for housing until he purchases a home in the Chicago metropolitan area and the cost of car service.
Pursuant to the Employment Agreement, Mr. Donohue agreed to certain non-compete and non-solicit provisions during the employment term and for two years thereafter, as well as indefinite confidentiality obligations.
Under the Employment Agreement, upon a termination of employment by the Company without cause or by Mr.
Donohue for good reason as defined in the Employment Agreement, Mr. Donohue will be entitled to receive the following benefits (collectively, the "Benefits"): (i) accrued but unpaid base salary through the date of termination; (ii) any unpaid bonus with respect to a prior fiscal year; (iii) an amount equal to Mr. Donohue's housing stipend (and associated gross-up) for the remainder of his then current lease, not to exceed 12 months;
(iv) a pro-rated bonus equal to the bonus that Mr. Donohue would have received for the calendar year in which termination occurs, based on target performance, pro-rated for the portion of the calendar year worked; (v) a lump sum cash severance payment in an amount equal to the sum of (A) 2 times the annual base salary in effect on the date of termination and (B) 2 times the target bonus for the year of termination; and (vi) a lump sum cash payment in an amount equal to 24 months of premiums under the Consolidated Omnibus Budget
Reconciliation Act of 1985, as amended ("COBRA") (sufficient to cover full family health care). Additionally, with respect to the Sign-On Grant, (i) the RSUs subject to time-based vesting criteria shall immediately become fully

72	Cboe Global Markets 2026 Proxy Statement

vested as of the date of termination and (ii) the PSUs shall remain outstanding as if Mr. Donohue had remained continuously employed through the performance period and shall fully vest upon the expiration of such performance period, subject to and contingent upon achievement of the applicable performance goals.
The Employment Agreement provides that, notwithstanding anything to the contrary in the Third Amended and
Restated Cboe Global Markets, Inc. Long-Term Incentive Plan, the terms and conditions of all equity incentive awards granted to Mr. Donohue will provide for: (i) retirement-vesting eligibility on 5 years of continuous service;
provided, however, that Mr. Donohue must provide no less than 1 year's advance notice to the Board of his intent to retire to be eligible for retirement vesting of equity incentive awards; and (ii) no proration of any shares issuable upon settlement of PSUs following Mr. Donohue's retirement based on the length of his tenure during the relevant performance periods applicable to such PSUs.
If Mr. Donohue's employment is terminated due to death or disability, Mr. Donohue (or his estate, as applicable)
will be entitled to receive (i) accrued but unpaid base salary through the date of termination; (ii) any unpaid bonus with respect to a prior fiscal year; and (iii) a pro-rated bonus equal to the bonus that Mr. Donohue would have received for the calendar year in which termination occurs, based on target performance, pro-rated for the portion of the calendar year worked.
The Employment Agreement does not provide for any enhanced benefits in connection with a termination of employment following a change in control.
Executive Severance Plan
Except as disclosed herein, the other NEOs do not have employment agreements; however, the Compensation and Human Capital Committee believes it is appropriate to provide an Executive Severance Plan to encourage retention, maintain a consistent management team to effectively run our operations, and allow executives to focus on our strategic business priorities. The CEO of the Company determines from time to time the executive vice president ("EVP") and senior vice president ("SVP") participants in the plan. As of December 31, 2025, the plan participants covered Ms. Griebenow and Messrs. Isaacson, Sexton, and Lipscomb, and other officers. Mr.
Tomczyk did not receive any severance benefits under the Executive Severance Plan in connection with the termination of his employment as Chief Executive Officer with the Company.
Under the plan, a participant who experiences an involuntary termination (as defined in the plan, which includes termination by us without cause and by the executive for good reason) is entitled to receive the following severance benefits:
The participant's accrued salary, unpaid expenses, accrued and unpaid vacation days through the date of termination, and any unpaid bonus earned in any year prior to the year in which the participant's employment terminates;
An amount equal to a prorated bonus for the year of employment termination, based on target performance for such year;
A severance payment in an amount equal to the sum of the participant's base salary and target annual bonus; and
COBRA premiums for 18 months for EVP participants in the plan and 12 months for SVP and all other participants (other than EVPs) in the plan.
Under the terms of the plan, if the participant's employment is terminated either by us for cause, or by the participant other than for good reason (each as defined in the plan), we will pay the participant any unpaid bonus and accrued benefits.
If the participant is terminated in connection with a change in control, which includes a termination without cause or a resignation for good reason that occurs within a period beginning 6 months before a change in control and ending 2 years after, such participant will receive the following severance benefits:
The participant's accrued salary, unpaid expenses, accrued and unpaid vacation days through the date of termination, and any unpaid bonus earned in any year prior to the year in which the participant's employment terminates;
An amount equal to a prorated bonus for the year of employment termination, based on target performance for such year;
A severance payment in an amount equal to two times, with respect to EVP participants in the plan and, one and a half times, with respect to SVP and all other participants (other than EVPs) in the plan, the sum of the participant's base salary and target annual bonus; and

Cboe Global Markets 2026 Proxy Statement	73

COBRA premiums for 24 months for EVP participants in the plan and 18 months for SVP and all other participants (other than EVPs) in the plan.
The plan also provides that we will require any successor to expressly assume and agree to maintain the plan.
Mr. Howson's Separation Letter Agreement
In connection with Mr. Howson's resignation, the Company and Mr. Howson entered into a Letter Agreement dated May 27, 2025 (the "Letter Agreement"). Pursuant to the Letter Agreement, Mr. Howson was entitled to (i)
his current base salary and benefits through August 1, 2025, the transition date through which Mr. Howson remained with the Company, (ii) retain a pro rata portion of certain of his outstanding time-based RSUs that would vest in February 2026 based on the number of days worked through the transition date and forfeit the remainder and other outstanding time-based RSUs, and (iii) retain a pro rata portion of the outstanding PSUs that would vest in February 2026 based on the number of days worked through the transition date, and which were paid out based on target performance through the end of the applicable performance period for each award, and forfeit the remainder and other outstanding PSUs. Mr. Howson executed a customary release agreement and a customary restrictive covenant agreement in connection with his separation. The dollar value of Mr. Howson's incentive equity that vested pursuant to the Letter Agreement was $3,475,750, using the fair market value of the Company's common stock as of the vesting date.
Ms. Clay's Equity Award Acceleration
Prior to her resignation, Ms. Clay was covered by the Executive Severance Plan. In connection with her resignation effective October 15, 2025, Ms. Clay was only eligible for accrued, unpaid benefits under the plan.
Ms. Clay was entitled to acceleration of vesting in full of certain RSU awards and pro-rata vesting of certain
PSU awards, as applicable, because she had satisfied, as of her separation date, the retirement requirements of 55 years of age and 10 years of service under the terms of the underlying award agreements. Ms. Clay forfeited the remainder and other outstanding PSUs made in 2024 and 2025. As of December 31, 2025, the dollar value of Ms. Clay's accelerated incentive equity was $1,613,930, using the fair market value of the
Company's common stock as of the last business day of the fiscal year.
Severance Payments
The following table shows the potential additional payment to each NEO serving on December 31, 2025, upon the termination of the executive's employment by us without cause or by the executive for good reason
(including following a change in control), upon the executive's death or disability, qualified retirement (if eligible), and by the executive without good reason, including pursuant to the Employment Agreement and the Executive
Severance Plan, each as discussed above.

74	Cboe Global Markets 2026 Proxy Statement

The amounts shown assume that the termination or event occurred on December 31, 2025. Numbers may not foot due to rounding.

Name		Salary	Cash Incentive (6)	Unvested Equity Awards (7)	Other (8)	Total
Craig S. Donohue	(1)	$2,600,000	$5,176,849	$9,644,424	$132,992	$17,554,265
	(2)	$2,600,000	$5,176,849	$20,222,568	$132,992	$28,132,409
	(3)	$—	$1,276,849	$13,481,812	$—	$14,758,661
	(4)	$—	$—	$—	$—	$—
	(5)	$—	$—	$—	$—	$—
Jill M. Griebenow	(1)	$500,000	$1,300,000	$1,690,234	$31,162	$3,521,396
	(2)	$1,000,000	$1,950,000	$9,993,314	$41,550	$12,984,864
	(3)	$—	$—	$7,178,098	$—	$7,178,098
	(4)	$—	$—	$—	$—	$—
	(5)	$—	$—	$1,690,234	$—	$1,690,234
Christopher A. Isaacson	(1)	$650,000	$1,950,000	$3,893,512	$50,197	$6,543,709
	(2)	$1,300,000	$2,925,000	$12,954,361	$66,930	$17,246,291
	(3)	$—	$—	$10,002,099	$—	$10,002,099
	(4)	$—	$—	$—	$—	$—
	(5)	$—	$—	$3,893,512	$—	$3,893,512
Patrick Sexton (9)	(1)	$450,000	$1,080,000	$2,441,226	$54,130	$4,025,356
	(2)	$900,000	$1,620,000	$7,179,353	$72,173	$9,771,526
	(3)	$—	$—	$5,606,085	$—	$5,606,085
	(4)	$—	$—	$5,252,857	$—	$5,252,857
	(5)	$—	$—	$2,441,226	$—	$2,441,226
Timothy Lipscomb	(1)	$465,000	$977,050	$—	$53,724	$1,495,774
	(2)	$930,000	$1,488,550	$1,697,513	$71,633	$4,187,696
	(3)	$—	$—	$1,289,387	$—	$1,289,387
	(4)	$—	$—	$—	$—	$—
	(5)	$—	$—	$—	$—	$—
_____________________________________
(1)Represents amounts to be paid in connection with a termination of the executive's employment by us without cause or by the executive for good reason.
(2)Represents amounts to be paid in connection with a termination of the executive's employment by us without cause or by the executive for good reason following a change in control.
(3)Represents amounts to be paid in connection with death or disability.
(4)Represents amounts to be paid in connection with a qualified retirement. As of December 31, 2025, Messrs.
Isaacson and Lipscomb and Ms. Griebenow have not satisfied the retirement requirements of 55 years of age and 10 years of service and Mr. Donohue has not satisfied the retirement requirement of 55 years of age and 5 years of service.
(5)Represents amounts to be paid in connection with a termination of the executive's employment by the executive without good reason.
(6)The amounts shown represent, in the aggregate, any unpaid bonus earned in any year prior to the year in which the executive's employment terminates, a prorated target bonus amount, and a bonus payment in an amount equal to one or two times target bonus, as applicable.
(7)Amounts for Messrs. Isaacson, Sexton, and Lipscomb and Ms. Griebenow assume satisfaction of the performance period for the 2023 PSU awards as of December 31, 2025, which were certified and issued subsequent to the end of 2025. The amounts shown are based on the market value of our common stock on December 31, 2025. The amounts that include 2023 PSU awards are shown at actual performance

Cboe Global Markets 2026 Proxy Statement	75

amount and include dividend equivalent payments. The amounts that include 2024 and 2025 PSU awards are shown at the maximum performance amounts, except that, in the event of death or disability, amounts are shown at the target performance amounts. Amounts for Mr. Donohue include vesting of the Sign-On
Grant, subject to actual performance at the end of the performance period for the PSU portion of the Sign-
On Grant.
(8)Amounts for Messrs. Isaacson, Sexton, and Lipscomb and Ms. Griebenow represent estimated COBRA costs of 18 months of coverage or 24 months, in the case of a change in control. Amounts for Mr. Donohue represent the estimated lump sum amount of (i) Mr. Donohue's housing stipend (and associated gross-up)
for the remainder of Mr. Donohue's then current lease, not to exceed 12 months and (ii) the equivalent of 24 months of premiums under COBRA. All of the participating NEOs, except for Mr. Donohue, are fully vested in our qualified and non-qualified defined contribution plans, so there is no acceleration of vesting on these events. As of December 31, 2025, Mr. Donohue has not vested in any matching or employer contributions under our qualified and non-qualified defined contribution plans.
(9)If a retirement-eligible executive terminates for any reason, other than death or disability or a termination of the executive's employment by us without cause or by the executive for good reason following a change in control, the executive is assumed to have taken a retirement for purposes of equity awards issued prior to
2024. Amounts for Mr. Sexton in rows 1, 4, and 5 include acceleration of vesting of certain equity awards issued prior to 2024, including pro-rata vesting of PSU awards, as applicable, because he has satisfied, as of December 31, 2025, the retirement requirements of 55 years of age and 10 years of service. With respect to awards issued starting in 2024, retirement eligibility requires, in addition to attaining 55 years of age and 10 years of continuous service, submission of 6 months of advance written notice of a retirement and submission, approval, and satisfactory completion of a transition plan. Amounts for Mr. Sexton in row 4 include all unvested outstanding RSUs and a pro-rata portion of unvested outstanding PSUs issued starting in 2024, which, in the event of a qualified retirement, will remain outstanding and be distributed in accordance with the award's original vesting and settlement schedule, even after the applicable retirement date.
PAY RATIO
As required by SEC rules, we are providing the following information about the relationship of the median of the annual total compensation of our employees (other than Mr. Donohue, our CEO) and the annual total compensation of Mr. Donohue. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
For 2025, the median of the annual total compensation of all employees of the Company (other than Mr.
Donohue) was $197,994 and the annual total compensation of Mr. Donohue was $20,160,177. Based on this information, the ratio of the annual total compensation of Mr. Donohue, our CEO, to the median of the annual total compensation of all employees (excluding Mr. Donohue) was 102:1.
Median Employee
We identified the median employee by reviewing the annual total compensation of all full-time, part-time, and temporary employees employed by us on December 31, 2025 as reflected in our payroll records. Annual total compensation included salary, commissions, bonus, value of equity grants, and value of benefits received. In making this determination, we used our employee population size of 1,600 employees as of December 31,
2025, which excluded, under the non-U.S. de minimis exception to the pay ratio rule, all of our employees in the
Philippines (28), Japan (17), Hong Kong (8), and Singapore (8), out of a total of 1,661 employees, or 3.7%. After identifying the median employee, we calculated annual total compensation for such employee using the same methodology we use for calculating total compensation for each of our NEOs as set forth in the SCT above.
CEO
Mr. Donohue began serving as our CEO effective May 7, 2025. As permitted by Instruction 10 to Item 402(u) of
Regulation S-K, for pay ratio purposes, Mr. Donohue's compensation was annualized to represent his compensation as if he were CEO for the entire 2025 fiscal year. The calculation included the amounts reported in the SCT above for fiscal year 2025, except that (i) the salary was adjusted to assume Mr. Donohue received his year-end base salary rate for the entire fiscal year, (ii) the non-equity incentive plan compensation was adjusted to assume that Mr. Donohue received his year-end annual incentive plan award for the entire fiscal year, and (iii) the car service element of "All Other Compensation" was adjusted to assume he was CEO for the entire fiscal year. Consequently, the annual total compensation reported for CEO pay ratio purposes does not reflect the "Total" column of our SCT above, nor does it reflect amounts actually paid to our CEO for fiscal year

76	Cboe Global Markets 2026 Proxy Statement

2025. Instead, the annual total compensation reported for the CEO above reflects the pay ratio disclosure requirements for a year in which a CEO transition occurs.
PAY VERSUS PERFORMANCE
As required by SEC rules, the following information provides a summary of the relationship between compensation actually paid (determined in accordance with SEC rules) to our principal executive officer ("PEO")
and average compensation actually paid to our non-PEO NEOs (the "Other NEOs") and certain financial performance of the Company, as required by SEC rules. This information is a reasonable estimate calculated in a manner consistent with such SEC rules and there can be no assurances that some of the amounts reported will ever be realized. For information concerning the Company's variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company's performance, refer to "Executive
Compensation—Compensation Discussion and Analysis".

									Value Of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total For PEO (Donohue) (1)	Compensation Actually Paid To PEO (Donohue) (2)	Summary Compensation Table Total For PEO (Tomczyk) (1)	Compensation Actually Paid To PEO (Tomczyk) (2)	Summary Compensation Table Total For PEO (Tilly) (1)	Compensation Actually Paid To PEO (Tilly) (2)	Average Summary Compensation Table Total For Other NEOs (3)	Average Compensation Actually Paid To Other NEOs (4)	Total Shareholder Return (5)	Peer Group Total Shareholder Return (6)	Net Income (7) (in millions)	Adjusted EBITDA (8) (in millions)
2025	$18,347,037	$22,673,566	$11,666,184	$12,303,611	$—	$—	$3,985,670	$3,909,530	$289.12	$175.55	$1,095	$1,646
2024	$—	$—	$3,325,419	$4,350,104	$—	$—	$4,384,076	$5,374,354	$222.49	$149.67	$761	$1,352
2023	$—	$—	$8,366,510	$9,420,432	$9,403,311	$6,889,839	$3,255,931	$5,156,162	$200.90	$125.49	$758	$1,245
2022	$—	$—	$—	$—	$11,915,247	$14,520,578	$4,096,611	$4,865,964	$139.15	$102.26	$234	$1,136
2021	$—	$—	$—	$—	$10,646,558	$16,085,506	$3,188,615	$4,608,036	$142.23	$129.80	$527	$987
_____________________________________
(1)The dollar amounts reported in this column are the amounts of total compensation reported for Messrs.
Donohue, Tomczyk, or Tilly in connection with their service as PEO of the Company during each corresponding year, as applicable, in the "Total" column of the SCT. Refer to "Executive Compensation—
Summary Compensation—Summary Compensation Table".
(2)The dollar amounts reported in this column represent the amount of "compensation actually paid" to
Messrs. Donohue, Tomczyk, or Tilly, respectively, for the years during which they served as PEO. In accordance with SEC rules, the following adjustments were made to Mr. Donohue's and Mr. Tomczyk's total compensation as reported in the 2025 SCT to determine each of their 2025 compensation actually paid.

Craig S. Donohue
Amount Deducted or Added (1)	2025
Subtract stock and option awards reported in SCT	$-14,742,574
Add fair value of stock and option awards granted in covered fiscal years, valued at year-end, that are outstanding and unvested as of the end of the covered fiscal years	$19,013,511
Add/Subtract stock and option awards granted in prior fiscal years that were unvested at the end of covered fiscal years, the change in fair value from the end of prior fiscal years to end of covered fiscal years	$—
Add stock and option awards that were granted and vested in the same year, the fair value as of the vesting date	$—
Add/Subtract stock and option awards granted in prior fiscal years that vested during covered fiscal years, the changes in fair value from the end of prior covered fiscal years to vesting dates	$—
Add dividends paid on unvested shares/units and stock options in the covered fiscal year	$55,592

Cboe Global Markets 2026 Proxy Statement	77

Fredric J. Tomczyk
Amount Deducted or Added (1)	2025
Subtract stock and option awards reported in SCT	$-9,350,028
Add fair value of stock and option awards granted in covered fiscal years, valued at year-end, that are outstanding and unvested as of the end of the covered fiscal years	$8,256,896
Add/Subtract stock and option awards granted in prior fiscal years that were unvested at the end of covered fiscal years, the change in fair value from the end of prior fiscal years to end of covered fiscal years	$823,881
Add stock and option awards that were granted and vested in the same year, the fair value as of the vesting date	$—
Add/Subtract stock and option awards granted in prior fiscal years that vested during covered fiscal years, the changes in fair value from the end of prior covered fiscal years to vesting dates	$730,626
Add dividends paid on unvested shares/units and stock options in the covered fiscal year	$176,052
____________________________________
(1)The assumptions used to calculate the values for each RSU award included in the calculation of
"compensation actually paid" did not differ materially from those used to calculate the grant date fair value for such awards.
(3)The dollar amounts reported in this column represent the average of the amounts reported for the
Company's Other NEOs as a group in the "Total" column of the SCT in each applicable year. The Other
NEOs in each applicable year are as follows: (i) for 2025, Messrs. Isaacson, Sexton, Lipscomb, and
Howson and Mses. Griebenow and Clay; (ii) for 2024, Messrs. Howson, Isaacson, and Sexton and Ms.
Griebenow; (iii) for 2023, Messrs. Schell, Howson, and Isaacson, Mses. Griebenow and Clay; (iv) for 2022,
Messrs. Schell, Howson, Isaacson, and Sexton; and (v) for 2021, Messrs. Schell, Howson, Isaacson, and
Sexton.
(4)The dollar amounts reported in this column represent the average amount of "compensation actually paid"
to the Other NEOs as a group. In accordance with SEC rules, the following adjustments were made to average total compensation for the Other NEOs as a group for 2025 to determine the compensation actually paid. Numbers may not foot due to rounding.

Average Amount Deducted or Added (1)	2025
Subtract average stock and option awards reported in SCT	$-2,589,601
Add average fair value of stock and option awards granted in covered fiscal years, valued at year-end, that are outstanding and unvested as of the end of the covered fiscal years	$1,829,725
Add/Subtract average stock and option awards granted in prior fiscal years that were unvested at the end of covered fiscal years, the change in fair value from the end of prior fiscal years to end of covered fiscal years	$1,352,441
Add average for stock and option awards that were granted and vested in the same year, the fair value as of the vesting date (2)	$135,206
Add/Subtract average stock and option awards granted in prior fiscal years that vested during covered fiscal years, the changes in fair value from the end of prior covered fiscal years to vesting dates	$126,532
For awards granted in prior fiscal years that were forfeited during covered fiscal years, subtract the fair value of forfeited awards determined at end of prior fiscal years	$-953,176
Add average dividends paid on unvested shares/units and stock options in the covered fiscal year	$22,733
____________________________________
(1)The assumptions used to calculate the values for each RSU and PSU award included in the calculation of "compensation actually paid" did not differ materially from those used to calculate the grant date fair value for such awards. For each PSU-TSR, we used a Monte Carlo model and made appropriate adjustments to the grant date assumptions to reflect changes in the stock price volatility, actual relative
TSR and stock price performance, and risk-free interest rates as of the relevant measurement date. For each PSU-EPS, we based the valuation on the probable outcome of earnings per share during the awards' performance periods as of the last day of the fiscal year.
(2)The dollar amounts reported in this row include dividend equivalent units awarded from the reinvestment of dividend equivalents on PSUs. The dividend equivalent units are subject to the same terms regarding vesting, forfeiture, and distribution as the applicable PSUs.
(5)The cumulative TSR amounts reported in this column are calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference

78	Cboe Global Markets 2026 Proxy Statement

between the Company's share price at the end and the beginning of the measurement period by the
Company's share price at the beginning of the measurement period (here, December 31, 2020).
(6)The cumulative peer group TSR amounts reported in this column represent the weighted peer group TSR, weighted according to the respective companies' stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the customized peer group included in our Annual Report on Form 10-K that includes CME Group Inc., Intercontinental Exchange Inc., and
Nasdaq, Inc.
(7)The dollar amounts reported in this column represent the amount of net income reflected in the Company's audited financial statements for the applicable year.
(8)The dollar amounts reported in this column represent adjusted EBITDA, which is a non-GAAP measure used by the Company and reconciliations to GAAP measures are provided in Appendix A. While the
Company uses numerous financial and nonfinancial performance measures for the purpose of evaluating performance for the Company's compensation programs, the Company has determined that adjusted
EBITDA is the financial performance measure that, in the Company's reasonable assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the Company's NEOs, for the most recently completed fiscal year, to company performance.
Financial Performance Measures
As described in greater detail in "Executive Compensation—Compensation Discussion and Analysis", the
Company's executive compensation program reflects a variable pay-for performance philosophy. The most important financial performance measures used by the Company, listed in alphabetical order, to link compensation actually paid to the Company's NEOs, for the most recently completed fiscal year, to the
Company's performance were as follows:

Financial Performance Measures
Adjusted EBITDA
Net Revenue
3-Year Cumulative Adjusted Diluted EPS
3-Year Relative TSR Compared to S&P 500
Analysis of the Information Presented in the Pay versus Performance Table
As described in more detail in "Executive Compensation—Compensation Discussion and Analysis", the
Company's executive compensation program reflects a variable pay-for-performance philosophy. Approximately
18% of the total target compensation mix for the NEOs consists of amounts determined under the Company's short-term annual incentive compensation program and approximately 68% of the total target compensation mix for the NEOs is long-term incentive compensation generally composed of equity awards, including RSUs and/or
PSUs. Mr. Donohue's compensation paid for 2025 includes his Sign-On Grant. Mr. Tomczyk's compensation paid for 2024 does not include any equity grants, as his CEO appointment grant in 2023 was meant to cover equity grants for the 2023 and 2024 fiscal years.
While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table.
Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company's performance measures with compensation that is actually paid for a particular year.

Cboe Global Markets 2026 Proxy Statement	79

Description of Relationship between Compensation Actually Paid to our NEOs and Each Financial
Metric Presented in the Pay versus Performance Table
Compensation Actually Paid and Cumulative TSR
As demonstrated by the following graph, the amount of compensation actually paid to Messrs. Donohue,
Tomczyk, and Tilly and the average amount of compensation actually paid to the Company's Other NEOs as a group is generally aligned with the Company's cumulative TSR over the period presented in the table.

Compensation Actually Paid vs. Company TSR
Compensation Actually Paid
$24,000,000
$22,000,000
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
Cumulative TSR (value of initial $100 investment)
$300
$270
$240
$210
$180
$150
$120
$90
$60
$30
$-
2021
2022
2023
2024
2025
PEO (Donohue)
PEO (Tomczyk)
PEO (Tilly)
Average for Other NEOs
TSR

Compensation Actually Paid and Net Income
As demonstrated by the following table, the amount of compensation actually paid to Messrs. Donohue,
Tomczyk, and Tilly and the average amount of compensation actually paid to the Company's Other NEOs as a group is generally aligned with the Company's net income over the period presented in the table.

Compensation Actually Paid vs. Net Income
Compensation Actually Paid
$24,000,000
$22,000,000
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
Net Income (millions)
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
2021
2022
2023
2024
2025
PEO (Donohue)
PEO (Tomczyk)
PEO (Tilly)
Average for Other NEOs
Net Income

80	Cboe Global Markets 2026 Proxy Statement

Compensation Actually Paid and Adjusted EBITDA
As demonstrated by the following graph, the amount of compensation actually paid to Messrs. Donohue,
Tomczyk, and Tilly and the average amount of compensation actually paid to the Company's Other NEOs as a group is generally aligned with the Company's adjusted EBITDA over the period presented in the table.

Compensation Actually Paid vs. Adjusted EBITDA
$24,000,000
$22,000,000
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
Compensation Actually Paid
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
Adjusted EBITDA (millions)
2021
2022
2023
2024
2025
PEO (Donohue)
PEO (Tomczyk)
PEO (Tilly)
Average for Other NEOs
Adjusted EBITDA

Cumulative TSR of the Company and Cumulative TSR of the Peer Group
As demonstrated by the following graph, the Company's cumulative TSR over the period presented in the table was 189%, while the cumulative TSR of the peer group presented for this purpose was 76% over the period presented in the table. The Company's cumulative TSR generally matched the performance of the peer group in
2021, outperformed the peer group in 2022, outperformed the peer group in 2023, generally matched the performance of the peer group in 2024, and outperformed the peer group in 2025. For more information regarding the Company's performance and the companies that the Compensation and Human Capital
Committee considers when determining compensation, refer to "Executive Compensation—Compensation
Discussion and Analysis".

Cboe Global Markets 2026 Proxy Statement	81

POLICIES AND PRACTICES RELATED TO THE GRANT OF
CERTAIN EQUITY AWARDS CLOSE IN TIME TO THE RELEASE
OF MATERIAL NONPUBLIC INFORMATION
Under the Third Amended and Restated Cboe Global Markets, Inc. Long-Term Incentive Plan, the Company
may grant equity or cash awards, including restricted stock, RSUs, and stock options. Stock options were not featured in our long-term incentive program in 2025. However, the Company has a policy that stock option grants may not be made during a "blackout period", as defined in the Insider Trading Policy, unless the
Compensation and Human Capital Committee determines that special circumstances warrant an equity grant during the blackout period. Blackout periods generally occur when there is a presumption of the possession of material non-public information, which includes (i) quarterly and annual restrictions surrounding the dissemination of financial results and (ii) other specific circumstances surrounding developments known to the
Company and not yet publicly disclosed. See "Corporate Governance—Insider Trading Policy" for additional information.
EQUITY COMPENSATION PLAN INFORMATION
The following is information about our equity compensation plans as of December 31, 2025.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	—	(1)	—	(1)	5,454,678	(2)
Equity compensation plans not approved by security holders	—		—		—
Total	—	(1)	—	(1)	5,454,678	(2)
____________________________________
(1)The Company has grants of unvested 458,809 time-based RSUs and 177,920 PSUs (which are reflected here at maximum of 200%) as of December 31, 2025 under the Third Amended and Restated Cboe Global
Markets, Inc. Long-Term Incentive Plan. The weighted average exercise price of outstanding RSUs and
PSUs is not included at column (b) as such awards do not have an exercise price.
(2)Consists, as of December 31, 2025, of 5,013,538 shares of our common stock available for future issuance under the Third Amended and Restated Cboe Global Markets, Inc. Long-Term Incentive Plan, assuming maximum performance for PSUs, and 441,140 shares of our common stock available for future issuance under the Employee Stock Purchase Plan, including an estimated 15,547 shares of our common stock potentially subject to purchase as of December 31, 2025, with respect to the offering period that ran from
September 16, 2025 through March 15, 2026. The estimated shares of our common stock subject to purchase under the Employee Stock Purchase Plan were calculated by dividing participant withholdings as of December 31, 2025 by a purchase price equal to the closing share price of our common stock on
September 16, 2025 less the applicable program discount.

82	Cboe Global Markets 2026 Proxy Statement

AUDIT MATTERS
PROPOSAL 3—RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
General
KPMG, an independent registered public accounting firm, served as our independent registered public accounting firm for the year ended December 31, 2025, and our Audit Committee has again selected KPMG to serve as our independent registered public accounting firm for the 2026 fiscal year. Representative(s) of KPMG will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.
Although stockholder ratification is not required by our Bylaws or otherwise, the Board, as a matter of good corporate governance, is requesting that stockholders ratify the selection of KPMG as our independent registered public accounting firm for the 2026 fiscal year. If stockholders do not ratify KPMG, the Audit
Committee will reconsider its appointment.
The Board and the Audit Committee recommend that stockholders vote FOR ratification of the appointment of
KPMG as our independent registered public accounting firm for the 2026 fiscal year.
Independent Registered Public Accounting Firm Fees
KPMG served as our independent registered public accounting firm for the years ended December 31, 2025 and 2024 and is serving in such capacity for the 2026 fiscal year. The following table presents fees billed, or expected to be billed, to us by KPMG for the years ended December 31, 2025 and 2024:

	2025	2024
Audit Fees	$4,936,961	$4,529,431
Audit-Related Fees	904,646	446,129
Tax Fees	76,704	—
All Other Fees	—	100,000
Total	$5,918,311	$5,075,560
Audit Fees consist of the aggregate fees billed, or expected to be billed, for professional services rendered by
KPMG for the integrated audit of our annual consolidated financial statements and internal control over financial reporting, quarterly reviews of our unaudited condensed consolidated financial statements, and audits of various domestic and international subsidiaries.
Audit-Related Fees consist of the aggregate fees billed, or expected to be billed, for assurance and related services rendered by KPMG, including services rendered in connection with certain regulatory requirements of our subsidiaries.
Tax Fees consist of the aggregate fees billed, or expected to be billed, for tax consulting services rendered by
KPMG in various jurisdictions in which we operate.
All Other Fees relate to professional services not included in the categories above and consist of the aggregate fees billed, or expected to be billed, for non-financial assessments (including reporting requirement readiness)
rendered by KPMG.
Pre-Approval Policies and Procedures
The Audit Committee of the Board has adopted policies and procedures for the pre-approval of services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services. Such policies and procedures require that the Audit
Committee shall pre-approve all auditing and permitted non-audit services (including the fees and terms thereof).
As permitted under the Sarbanes-Oxley Act of 2002 and its pre-approval policies and procedures, the Audit
Committee has delegated certain pre-approval authority to its Chair and a majority of the Audit Committee

Cboe Global Markets 2026 Proxy Statement	83

members, one of which must be the Chair. The Audit Committee member or members to whom such authority is delegated must then report any pre-approval decisions to the Audit Committee at the next scheduled Audit
Committee meeting.
REPORT OF THE AUDIT COMMITTEE
The Audit Committee assists the Board in its oversight of the integrity of our consolidated financial statements, compliance with legal and regulatory requirements and the performance of the internal audit function.
Management is responsible for our internal control over financial reporting and financial reporting process.
KPMG, our independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements and assertions related to the effectiveness of our internal control over financial reporting and for issuing reports on these consolidated financial statements and assertions related to the effectiveness of our internal control over financial reporting.
In this context, the Audit Committee hereby reports as follows:
The Audit Committee has reviewed and discussed with management and KPMG the audited consolidated financial statements and the assertions related to effectiveness of our internal control over financial reporting.
The Audit Committee has discussed with KPMG the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (U.S.) ("PCAOB") and the SEC.
The Audit Committee has received the written disclosures and communications from KPMG required by applicable requirements of the PCAOB regarding its communications with the Audit Committee concerning independence and has discussed with KPMG its independence.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the consolidated financial statements and our assertions related to the effectiveness of our internal control over financial reporting, along with KPMG's audit opinions thereon, be included in our Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.
We selected KPMG as our independent registered public accounting firm for fiscal year 2026. The Board is recommending that stockholders ratify that selection at the Annual Meeting. See "Proposal 3—Ratification of
Appointment of Independent Registered Public Accounting Firm" for more information.
Audit Committee
James E. Parisi (Chair)
William M. Farrow, III
Alexander J. Matturri, Jr.
Jennifer J. McPeek

84	Cboe Global Markets 2026 Proxy Statement

STOCKHOLDER PROPOSAL
PROPOSAL 4—STOCKHOLDER PROPOSAL—
SHAREHOLDER RIGHT TO ACT BY
WRITTEN CONSENT
We have received notice of the intention of stockholder John Chevedden to present the following proposal at the Annual Meeting. Mr. Chevedden has advised us that he owns at least 50 shares of stock in the Company.
We will furnish the address for the proponent upon receipt of a request to the Corporate Secretary for such information. In accordance with federal securities regulations, the text of the stockholder proposal and supporting statement appears below exactly as received. The contents of the proposal or supporting statement are the sole responsibility of the proponent, and we are not responsible for the content of the proposal or any inaccuracies it may contain.
As explained below, the Board does not support the adoption of this proposal and asks stockholders to consider the Board's response following the proponent's statement below. If the proposal is properly presented at the
Annual Meeting, the Board recommends you vote AGAINST this proposal 4.
Proposal 4—Shareholder Right to Act by Written Consent
Shareholders request that the board of directors take the necessary steps to permit written consent by the shareholders entitled to cast the minimum number of votes that would be necessary to authorize an action at a meeting at which all shareholders entitled to vote thereon were present and voting (without any unnecessary restriction based on length of stock ownership or the method by which Cboe Global Markets shareholders hold their CBOE shares). This includes shareholder ability to initiate any appropriate topic for written consent.
Shareholders acting by written consent and calling for a special shareholder meeting are 2 means that shareholders of a company can use to put forth a proposal on a timely basis without waiting for the annual shareholder meeting.
CBOE recently adopted a right for 25% of CBOE shares to call for a special shareholder meeting following a shareholder vote on a CBOE proposal on this topic at the 25% mark. However on the same ballot 44% of CBOE shareholders approved a proposal on the same topic but at the 10% mark. This 44% approval likely represented more than 50% approval from the CBOE shares that have access to independent proxy voting advice and who are the most informed shareholders on matters put to a vote.
Shareholders whose 44% support was unanswered by CBOE may wish to direct their votes to this proposal because it is another means to put forth a proposal on a timely basis without waiting for the annual shareholder meeting.
Shareholder proposals obtain good support at CBOE yet is unclear how CBOE will respond to the impressive vote of 56% support for 2025 Political Spending Disclosure proposal at the CBOE annual shareholder meeting.
As of late 2025 CBOE has not notified the proponent of the 2025 Political Spending Disclosure whether CBOE will take any action in response to the impressive 56% support that CBOE shareholders gave.
Please vote yes:
Shareholder Right to Act by Written Consent—Proposal 4
BOARD OF DIRECTORS' STATEMENT IN OPPOSITION
Our Board has carefully considered this stockholder proposal, and it believes that the proposal is not in the best interests of the Company or its stockholders. The Company routinely monitors and evaluates trends in corporate governance, reviews them against our current practices and structures and regularly asks for and receives input from stockholders and other stakeholders. The Nominating and Governance Committee considers all this input when reviewing proposals to change our practices. Following a comprehensive review of

Cboe Global Markets 2026 Proxy Statement	85

the Company's governance structures, for the reasons outlined below, our Board recommends a vote AGAINST this proposal 4.
Action by written consent is unnecessary given the ability of stockholders to call special meetings
In addition to stockholders being able to propose and vote on important matters at our annual stockholder meetings, stockholders holding at least 25% of the Company's voting power may call a special meeting of stockholders, without any requirement that stockholders have held their shares for any defined period of time.
This right, which was adopted in response to feedback from our stockholders in 2024, permits the Company's stockholders to bring important matters before all stockholders for consideration in a fully transparent and equitable manner. Stockholder meetings offer important protections and advantages to all stockholders that are absent from the written consent process. The protections and advantages of stockholder meetings include the following:
Meetings are held at a time, date and venue publicly announced in advance, and all stockholders may attend, consider the proposed actions, and vote their shares.
All stockholders have a chance to engage meaningfully in the process, voice their concerns, offer their perspectives, and cast their votes, and also have greater flexibility to change their decisions before the proposed action becomes effective.
Accurate and complete information about the proposed actions is widely distributed in a proxy statement well in advance of stockholder meetings, thereby encouraging a fully informed discussion and consideration of the merits of the proposed actions.
The Board can analyze the proposed actions and provide a well-informed recommendation on them before stockholders vote on the proposed action.
These protections ensure that all stockholders, not just those solicited by a particular group, can participate meaningfully in governance decisions.
Our extensive stockholder engagement program allows stockholders to provide ongoing and constructive feedback to our Board and management, and, despite statements to the contrary from the proponent, we have demonstrated a consistent and meaningful responsiveness to prior stockholder votes
We regularly engage with our investors to learn and understand their views and then communicate those views to the Board or Board committees, as applicable. These engagements routinely cover strategy and performance, corporate governance, executive compensation, and other current and emerging issues to help ensure that our Board and management understand and address the issues that are important to our stockholders. For more information, see "Stockholder Engagement".
The proponent suggests that we were not responsive to stockholders with regard to the 2024 vote on the special meeting proposals and also indicates that we did not take any action in response to the 2025 vote on the political spending proposal. In fact, we were responsive to stockholders on both matters.
At the 2024 Annual Meeting of Stockholders, we supported a proposal to give stockholders a special meeting right at a 25% ownership threshold. At the same meeting, the proponent set forth a competing proposal for a special meeting right at a 10% ownership threshold. The proposal at a 25% ownership threshold received
60.5% of votes in favor and the proposal at a 10% ownership threshold received 44.8% of votes in favor.
The proponent references the 2024 vote on special meeting thresholds and suggests that the stockholders who voted in favor of the 10% ownership threshold would favor the current proposal for a written consent right because their prior "support was unanswered," as stated by the proponent. However, this characterization omits important context. Following the 2024 Annual Meeting of Stockholders, the Board amended the Company's
Bylaws to provide stockholders with a right to call a special stockholder meeting at a 25% ownership threshold in response to the stockholder vote and with additional input gathered through stockholder outreach. Such outreach efforts included conversations with our largest stockholders who indicated support for a 25% threshold as opposed to a 10% threshold. When stockholders voted on these proposals, a greater proportion voted in favor of the Board-recommended 25% special meeting threshold management proposal (60.5%) than the 10%
threshold stockholder proposal (44.8%). The Board implemented the threshold that received majority support and aligns with best practices among peer companies. The Board believes that a 25% threshold strikes the proper balance between stockholder rights and protecting the Company and its stockholders from potential abuse of the special meeting right, while providing stockholders with meaningful and timely access to raise important matters between annual meetings.

86	Cboe Global Markets 2026 Proxy Statement

On political spending disclosure, the Company proactively adopted a Political Contributions Policy in early 2025, before the 2025 Annual Meeting of Stockholders and before stockholders voted on the proposal, and made it publicly available on its website. At the 2025 Annual Meeting of Stockholders, the proponent presented a proposal requesting that the Company issue a report detailing the Company's political contributions. The proposal passed with 56.1% of votes in favor. Following the vote and additional stockholder engagement, we revised the Political Contributions Policy in August 2025. The Political Contributions Policy and a list of contributions made to state and local candidates or political entities is available in the Governance Documents section of our website. Accordingly, we have demonstrated responsiveness to the stockholder proposal regarding political spending both before and after the 2025 Annual Meeting of Stockholders. For additional information regarding our stockholder engagement efforts, see "Stockholder Engagement".
Our corporate governance practices emphasize Board accountability and provide numerous opportunities for stockholder action
In addition to providing for extensive stockholder engagement throughout the year and stockholders' right to call special meetings, our existing corporate governance practices and policies emphasize Board accountability and give stockholders ample opportunity to take action at a properly called stockholders' meeting. Significant examples include the following.
Stockholders can call special meetings;
Proxy access Bylaw provision for director nominations;
Directors are elected annually;
Majority voting standard in director elections;
Majority voting standard for Bylaw and Charter amendments;
10 of the 12 director nominees are independent;
Independent Audit, Compensation and Human Capital, and Nominating and Governance Committees;
Robust annual Board and committee self-evaluation process;
Split Chairman and CEO roles;
Risk oversight by Board and committees, including a Risk Committee;
Human capital and succession oversight by Board and Compensation and Human Capital Committee;
Executive sessions of Board and committees; and
Anti-hedging, anti-pledging, and clawback policies for executive officers.
For additional information, see "Corporate Governance".
We believe that our corporate governance practices and policies enable stockholders to act in support of their interests while avoiding the risks associated with stockholder action by written consent.
Stockholder meetings provide a more transparent, informed, and equitable process for all stockholders to exercise their rights
In contrast to the open and transparent forum of a stockholder meeting, stockholder action by written consent, where there may be limited advance notice, discussion or debate, can result in decisions made with limited transparency and without the benefit of full deliberation by permitting a bare majority of stockholders to act alone. Such action would deprive many stockholders of the opportunity to assess, discuss, deliberate and vote on pending stockholder matters. It would also deprive the Board of the opportunity to carefully discuss the merits, disadvantages, and overall implications of a stockholder proposal and then to vote on a proposed action.
This could include matters that are significant in nature, such as removing directors or amending the Company's governance documents, all without a stockholder meeting to consider the merits or consequences of that matter and without affording all stockholders, including those who may not have been solicited or who need additional time to evaluate the proposal, the opportunity to participate in the decision. The Board believes that matters of sufficient importance to warrant action between annual stockholder meetings should not be decided in this manner.

Cboe Global Markets 2026 Proxy Statement	87

Action by written consent could create confusion and disruption for stockholders and the Company
The Board also believes that permitting stockholder action by written consent is not appropriate for Cboe, a large, widely held public company with both institutional and retail investors. If action by written consent is permitted, multiple stockholder groups could solicit written consents at any time and as frequently as they choose on a range of insignificant or self-interested issues, or with respect to issues that Company management and the Board are already contemplating or reviewing. Some of these written consents may be duplicative or contradictory, which has the potential to create substantial confusion and disruption for stockholders and a significant burden on the Company's resources, including the time and attention of the
Board, its executives and its employees with no corresponding benefit to our stockholders.
Additionally, we face unique regulatory constraints as an exchange operator. Because we operate national securities exchanges that have status as self-regulatory organizations, implementing this proposal would require amendments to the Company's Charter and Bylaws that must be filed with and approved by the SEC as required by Section 19(b)(1) of the Exchange Act. The SEC may request changes to any proposed amendments as part of its review process. This regulatory requirement adds complexity and uncertainty to the implementation of the proposal and represents an additional burden on Company resources.
The Board believes the Company's resources would be better spent on executing its growth strategy to deliver results for the Company's stockholders.
The Company's current practice is consistent with market practice.
The Company's current practice of not permitting stockholder action by written consent is consistent with the practice of most other large public companies. As of March 20, 2026, a significant majority of S&P 500 companies, approximately 70%, either do not permit stockholders to act by written consent or require that any stockholder action by written consent be unanimous (which is effectively the same as not permitting action by written consent for a large public company). As such, the Company believes that the combination of its ongoing dialogue with stockholders and its current corporate governance practices, including a meaningful special meeting right and proxy access right, renders the proposal's implementation unnecessary and not aligned with stockholders' interests.
Conclusion
We believe that our existing corporate governance structure is strongly supportive of stockholder rights and provides stockholders with effective avenues to raise important matters. Accordingly, the adoption of the proposal permitting action by written consent is unnecessary and not in the best interests of the Company and its stockholders.
The Board recommends that the stockholders vote AGAINST this proposal 4, the stockholder proposal on the right to act by written consent.

88	Cboe Global Markets 2026 Proxy Statement

OTHER ITEMS
BENEFICIAL OWNERSHIP OF MANAGEMENT AND DIRECTORS
The following table lists the shares of our common stock that were beneficially owned as of March 19, 2026, or as of the date otherwise indicated below, and the percentage of our common stock beneficially owned, based on 104,742,273 shares outstanding on March 19, 2026, by each of:
Our directors and nominees,
Our NEOs,
Our directors, nominees, and NEOs and other executive officers in service as of March 19, 2026, as a group, and
Beneficial owners of more than 5% of our common stock.

Name	Number of Shares of Common Stock (1)	Percent of Voting Common Stock
Craig S. Donohue	2,604	*
Fredric J. Tomczyk	34,815	*
Jill M. Griebenow	17,081	*
Christopher A. Isaacson (2)	50,059	*
Patrick Sexton	29,575	*
Timothy Lipscomb	2,638	*
David Howson (3)	12,635	*
Catherine R. Clay (4)	—	*
William M. Farrow, III	12,205	*
Edward J. Fitzpatrick	12,921	*
Ivan K. Fong	6,911	*
Janet P. Froetscher	14,500	*
Jill R. Goodman	11,918	*
Erin A. Mansfield	1,911	*
Cecilia H. Mao	1,911	*
Alexander J. Matturri, Jr. (5)	4,761	*
Jennifer J. McPeek	5,838	*
Roderick A. Palmore	27,200	*
James E. Parisi	9,439	*
All serving directors, nominees, NEOs and other executive officers as a group (24 persons)	263,809	*
The Vanguard Group (6)	12,688,861	12.1%
BlackRock, Inc. (7)	9,414,735	9.0%
AllianceBernstein L.P. (8)	6,777,633	6.5%
____________________________________
*Less than 1%.
(1)Except as described below, the RSUs and PSUs granted to our directors and executives, as applicable, which do not entitle the holder to voting rights and are described in the "Non-Employee Director
Compensation" and "Executive Compensation—Summary Compensation" sections of this Proxy Statement, are not included in this table. Beneficial ownership is determined in accordance with Rule 13d-3 under the
Exchange Act, pursuant to which a person or group of persons is deemed to have "beneficial ownership" of a security if that person has the right to acquire beneficial ownership of such security within 60 days. As such, amounts also include shares of common stock that the directors, NEOs and the other executive

Cboe Global Markets 2026 Proxy Statement	89

officers who are not NEOs have or will have the right to acquire pursuant to RSUs and PSUs that will become vested within 60 days following March 19, 2026. Amounts for non-employee directors (other than
Mr. Tomczyk) include 729 shares of unvested RSUs granted to each non-employee director pursuant to the
Third Amended and Restated Cboe Global Markets, Inc. Long-Term Incentive Plan that will become vested within 60 days following March 19, 2026. The number of shares of unvested RSUs that will become vested within 60 days following March 19, 2026 held by applicable directors as a group is 8,019.
(2)Amount is as of March 6, 2026. Mr. Isaacson resigned as Executive Vice President, Chief Operating Officer
at the end of March 6, 2026 and his last day with the Company was March 6, 2026.
(3)Amount is as of March 6, 2026. Mr. Howson resigned as Executive Vice President, Global President, at the
end of August 1, 2025 and his last day with the Company was August 1, 2025. See "Severance, Change in
Control and Employment-Related Agreements—Mr. Howson's Separation Letter Agreement" for a
description of the vesting treatment of Mr. Howson's awards in connection with his resignation.
(4)Amount is as of March 6, 2026. Ms. Clay resigned as Executive Vice President, Global Head of Derivatives,
at the end of September 30, 2025 and her last day with the Company was October 15, 2025. See
"Severance, Change in Control and Employment-Related Agreements—Ms. Clay's Equity Award
Acceleration" for a description of the vesting treatment of Ms. Clay's awards in connection with her resignation.
(5)Mr. Matturri is not standing for reelection as a director at the Annual Meeting.
(6)Based on information set forth in a Schedule 13G/A filed with the SEC on February 13, 2024. The Schedule
13G/A reports that, as of December 29, 2023, The Vanguard Group, 100 Vanguard Blvd., Malvern, PA
19355, has sole dispositive power with respect to 12,242,338 shares of common stock. In addition, The
Vanguard Group has shared voting power with respect to 135,611 shares of common stock and shared dispositive power with respect to 446,523 shares of common stock. On March 26, 2026, The Vanguard
Group filed a Schedule 13G/A noting that, following an internal realignment that occurred on January 12,
2026, certain subsidiaries or business divisions of subsidiaries of The Vanguard Group will report beneficial ownership separately and The Vanguard Group will no longer have beneficial ownership of those shares.
(7)Based on information set forth in a Schedule 13G/A filed with the SEC on October 17, 2025. The Schedule
13G/A reports that, as of September 30, 2025, BlackRock Inc., 50 Hudson Yards, New York, NY 10001, has
sole voting power with respect to 8,747,562 shares of common stock and sole dispositive power with respect to 9,414,735 shares of common stock.
(8)Based on information set forth in a Schedule 13G/A filed with the SEC on November 14, 2025. The
Schedule 13G/A reports that, as of September 30, 2025, AllianceBernstein L.P., 501 Commerce Street,
Nashville, TN 37203, has sole voting power with respect to 6,367,296 shares of common stock and sole dispositive power with respect to 6,772,184 shares of common stock. In addition, AllianceBernstein L.P. has shared dispositive power with respect to 5,449 shares of common stock.
RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Our Audit Committee has responsibility for reviewing and approving all related party transactions. The
Committee has adopted a related-party transactions approval policy. Under this policy, transactions between us and any executive officer, director or holder of more than 5% of our common stock, or any immediate family member of such person, must be approved or ratified by the Committee in accordance with the terms of the policy. Since January 1, 2025, there were no transactions in which Cboe Global Markets or any of its subsidiaries was a party, in which the amount involved exceeded $120,000 and in which a director, a director nominee, an executive officer, a security holder known to own more than 5% of our common stock, or an immediate family member of any of the foregoing had, or will have, a direct or indirect material interest. The
Audit Committee has pre-approved transactions by our directors or director nominees that are due to such director or nominee being a Trading Permit Holder, Trading Privilege Holder, participant or member, or affiliated with a Trading Permit Holder, Trading Privilege Holder, participant or member firm, on one of our exchanges;
provided that the amounts paid or received in such transactions are based on a set fee or rebate schedule applicable to all similarly situated Trading Permit Holders, Trading Privilege Holders, participants or members.
From time to time, we may participate in arms' length transactions with entities formerly affiliated with our related persons in the ordinary course of business. The Company believes that such transactions involve terms no less favorable to the Company than those that it believes would have been obtained in the absence of such former affiliations.

90	Cboe Global Markets 2026 Proxy Statement

INCORPORATION BY REFERENCE
To the extent that this Proxy Statement is incorporated by reference into any other filing by Cboe Global Markets with the SEC under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, the information contained in the sections of this Proxy Statement entitled "Audit Matters—Report of the Audit
Committee" and "Executive Compensation—Pay Versus Performance" (to the extent permitted by the rules of the SEC) shall not be deemed to be "soliciting material" and will not be deemed incorporated, unless specifically provided otherwise in such filing. The information contained in the "Executive Compensation—Compensation and Human Capital Committee Report" shall not be deemed to be "soliciting material" and will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, other than Cboe
Global Markets' Annual Report on Form 10-K, except to the extent specifically provided otherwise in such filing.
STOCKHOLDER PROPOSALS
Any stockholder who, in accordance with SEC rules, wishes to present a proposal for inclusion in the proxy materials to be distributed in connection with next year's annual meeting must timely submit the proposal to the
Corporate Secretary, Cboe Global Markets, Inc., 433 West Van Buren Street, Chicago, Illinois 60607.
Stockholder proposals for inclusion in our proxy statement for the 2027 Annual Meeting of Stockholders must be received on or before December 3, 2026 and must comply in all other respects with applicable SEC rules.
Our Bylaws allow any stockholder, or a group of up to 20 stockholders, owning at least 3% of our outstanding shares of common stock continuously for at least 3 years, to nominate and include in our proxy statement for the 2027 Annual Meeting of Stockholders director nominees constituting up to the greater of 2 individuals and
20% of the total number of directors then in office, provided that the stockholder(s) and nominee(s) satisfy the requirements specified in our Bylaws. The stockholder(s) must notify the Corporate Secretary of Cboe Global
Markets, Inc. in writing and provide the specified information described in our Bylaws concerning the proposed nominee(s). The notice must be delivered to the address set forth in the paragraph above and received at our principal executive offices not less than 120 days nor more than 150 days prior to the first anniversary of the date that we first distributed this Proxy Statement to stockholders, which is April 2, 2026. As a result, notice of director nominations submitted under these requirements must be received no earlier than the open of business on November 3, 2026 and no later than the close of business on December 3, 2026, unless our annual meeting date occurs more than 30 days before or after May 14, 2027, in which case the stockholder's notice must be received no earlier than 150 days before such annual meeting and no later than the later of 120 days before such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by us. The requirements for such notice are set forth in our Bylaws, a copy of which can be obtained upon request directed to the Corporate Secretary at the address set forth above.
Any stockholder who wishes to propose any business or nominate a person for election to the Board to be considered by the stockholders at the 2027 Annual Meeting of Stockholders, which proposal or nomination would not be included in the Company's proxy statement, must notify the Corporate Secretary of Cboe Global
Markets, Inc. in writing and provide the specified information described in our Bylaws concerning the proposed business or nominee. The notice must be delivered to or mailed to the address set forth in the paragraph above and received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the date of the Annual Meeting. As a result, any notice given by a stockholder pursuant to these provisions of our Bylaws (and not pursuant to the SEC rules relating to stockholder proposals for inclusion in the proxy materials) must be received no earlier than 5:00 p.m., Eastern time, on January 14, 2027 and no later than 5:00 p.m., Eastern time, on February 13, 2027, unless our annual meeting date occurs more than 30 days before or more than 70 days after May 14, 2027, in which case the stockholder's notice must be received not later than 5:00 p.m., Eastern time, on the tenth day following the day on which public announcement is first made of the date of the annual meeting. The requirements for such notice are set forth in our Bylaws, a copy of which can be obtained upon request directed to the Corporate Secretary at the address set forth above.
In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company's nominees must provide notice that sets forth the information required by applicable SEC rules, including Rule 14a-19, no later than March 15, 2027. However, we note that this date does not supersede any of the requirements or timing described above and set forth in our Bylaws, a copy of which can be obtained upon request directed to the Corporate Secretary at the address set forth above.
If a stockholder that has notified the Company of its intention to present a proposal at the 2027 Annual Meeting of Stockholders does not appear or send a qualified representative to present their proposal at the 2027 Annual
Meeting of Stockholders, the Company need not present the proposal for a vote at the 2027 Annual Meeting of
Stockholders.

Cboe Global Markets 2026 Proxy Statement	91

VOTING INSTRUCTIONS
Why did I receive these proxy materials?
Our Board is asking for your proxy in connection with the Annual Meeting. By giving us your proxy, you authorize the proxyholders (Craig S. Donohue and Patrick Sexton) to vote your shares at the Annual Meeting according to the instructions that you provide. If the Annual Meeting is adjourned or postponed, your proxy will be used to vote your shares when the meeting reconvenes.
Our 2025 Annual Report to Stockholders, which includes a copy of our Annual Report on Form 10-K for the year ended December 31, 2025 (excluding exhibits), as filed with the SEC, is being mailed to stockholders with this
Proxy Statement.
Who can vote at the Annual Meeting?
You are entitled to vote your shares of our common stock if you were a stockholder at the close of business on
March 19, 2026, the record date for the Annual Meeting. On that date, there were 104,742,273 shares of our common stock outstanding. Therefore, there are 104,742,273 shares of voting common stock outstanding, each of which entitles the holder to 1 vote for each matter to be voted on at the Annual Meeting. Our outstanding common stock is held by approximately 95 stockholders of record as of March 19, 2026. A list of stockholders of record will be open for examination by any stockholder for any purpose germane to the Annual Meeting for a period of 10 days prior to the Annual Meeting at our principal executive offices at 433 West Van Buren Street,
Chicago, Illinois 60607.
Who is and is not a stockholder of record?
If you hold shares of common stock registered in your name at our transfer agent, Broadridge Corporate Issuer
Solutions, Inc. ("Broadridge"), you are a stockholder of record.
If you hold shares of common stock indirectly through a broker, bank, or similar institution, or are an employee or director who holds shares of restricted stock at Fidelity, you are not a stockholder of record, but instead hold in "street name". Please see the information under the heading "If I hold my shares in "street name" and do not provide voting instructions, can my broker still vote my shares?" for important information.
If you are a stockholder of record, Broadridge is sending these proxy materials to you directly. If you hold shares in street name, these materials are being provided to you by the broker, bank, or similar institution through which you hold your shares.
What do I need to do to attend the Annual Meeting?
The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live audio webcast. The live audio webcast of the Annual Meeting will also be available for listening to the general public, but participation in the Annual Meeting, including voting shares and submitting questions, will be limited to stockholders. You are entitled to participate in the Annual Meeting only if you were a stockholder at the close of business on March 19, 2026, the record date for the Annual Meeting, or if you hold a valid proxy to vote at the
Annual Meeting.
If you were a stockholder of record as of the close of business on March 19, 2026, or you hold a valid proxy for the Annual Meeting, you will be able to attend the Annual Meeting via live audio webcast, vote your shares, and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/CBOE2026. To participate, you will need your 16-digit control number included in your proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials.
If you were not a stockholder of record, but you hold shares in street name and you want to attend the Annual
Meeting via live audio webcast, vote your shares, and submit your questions during the meeting by visiting
www.virtualshareholdermeeting.com/CBOE2026, you must obtain, from the broker, bank, or other organization that holds your shares, the information required, including a 16-digit control number, and you may be required to provide proof of beneficial ownership, such as your most recent account statement as of the record date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership.
If you are not a stockholder or if you have lost your 16-digit control number, you will be able to listen to the live audio webcast of the Annual Meeting by visiting www.virtualshareholdermeeting.com/CBOE2026, but you will not be able to vote or submit your questions during the meeting.

92	Cboe Global Markets 2026 Proxy Statement

The Annual Meeting will begin promptly at 8:00 a.m., Central time. We encourage you to access the meeting prior to the start time. Online access will open at 7:45 a.m., Central time, and you should allow ample time to log in to the meeting live audio webcast and test your computer audio system.
We recommend that you carefully review the procedures needed to gain admission in advance. If you do not comply with the procedures described here for attending the Annual Meeting via live audio webcast, you will not be able to participate online.
Please contact Investor Relations at investorrelations@Cboe.com or (312) 786-7559 in advance of the Annual
Meeting if you have questions about attending the Annual Meeting.
If I am unable to attend the live audio webcast of the Annual Meeting, may I listen at a later date?
Yes, an audio replay of the Annual Meeting will be posted and publicly available on the Events and
Presentations page of our Investor Relations website at http://ir.Cboe.com. This audio replay will cover the entire Annual Meeting, including each stockholder question addressed during the Annual Meeting.
What if during the check-in period or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting live audio webcast?
During online check-in and continuing through the length of the virtual Annual Meeting, we will have technicians standing by to assist you with any technical difficulties you may have accessing the live audio webcast. If you encounter any difficulties accessing the Annual Meeting during the check-in or at meeting time, please call (844)
986-0822 (U.S.) or (303) 562-9302 (International).
Why is the Annual Meeting being conducted as a virtual meeting via live audio webcast?
We believe a virtual meeting format for the Annual Meeting may facilitate stockholder attendance, dialogue, and participation by enabling stockholders to participate fully, and equally, from any location around the world, at no cost. We will be able to engage with all stockholders as opposed to just those who can afford to travel to an in-
person meeting. The virtual format will also allow stockholders to submit questions and comments during the meeting.
We are utilizing technology from Broadridge, a leading virtual meeting solution. The platform is expected to accommodate most, if not all, stockholders. Both we and Broadridge will test the platform technology before going "live" for the Annual Meeting.
How do I submit questions or comments for the Annual Meeting?
Stockholders can submit questions or comments online during the Annual Meeting via live audio webcast by visiting www.virtualshareholdermeeting.com/CBOE2026. We will answer timely submitted questions or comments on a matter to be voted on at the Annual Meeting before voting is closed on the matter. Then, we will address appropriate general questions or comments from stockholders regarding the Company. Questions or comments received during the Annual Meeting will be presented as submitted, uncensored and unedited, except that we may omit certain personal details for data protection issues or we may edit profanity or other inappropriate language. Questions or comments regarding general economic, political, or other views that are not directly related to the business of the meeting, that are of an individual concern to a stockholder or that are not an appropriate subject matter for general discussion, are not pertinent to the meeting and therefore will not be presented. If we receive substantially similar questions, we may group those questions together and provide a single response to avoid repetition.
How do I vote?
You may cast your vote in one of four ways:
By Internet before the Annual Meeting. The web address for Internet voting is www.proxyvote.com and is also on the enclosed proxy card. Internet voting is available 24 hours a day.
By Internet during the Annual Meeting. You may vote online during the Annual Meeting (see "What do I need to do to attend the Annual Meeting?"). However, even if you plan to participate in the
Annual Meeting via live audio webcast, we recommend that you also vote by Internet as described above so that your votes will be counted if you later decide not to participate in the Annual Meeting.
By Telephone. The number for telephone voting is 1-800-690-6903 and is also on the enclosed proxy card. Telephone voting is available 24 hours a day.

Cboe Global Markets 2026 Proxy Statement	93

By Mail. Mark the enclosed proxy card, sign and date it, and return it in the pre-paid envelope we have provided.
If you choose to vote by Internet before or during the Annual Meeting or by telephone, then you do not need to return the proxy card. To be valid, your vote by Internet before the Annual Meeting or telephone must be received by 11:59 p.m., Eastern time, on May 13, 2026 for shares held directly, the deadline specified on the proxy card. If you vote by Internet before the Annual Meeting or telephone and subsequently obtain a legal proxy from your account representative, then your prior vote will be revoked regardless of whether you vote that legal proxy.
The Internet and telephone voting procedures are designed to authenticate stockholders' identities, allow stockholders to give their voting instructions, and confirm that stockholders' instructions have been recorded properly. Stockholders voting by Internet or telephone should understand that, while we do not charge any fees for voting by Internet or telephone, there may nevertheless be costs that must be borne by you.
May I change my vote?
If you are a stockholder of record, you may revoke your proxy or change your vote at any time before it is voted at the Annual Meeting by:
Submitting a new proxy by telephone or through the Internet, after the date of the earlier voted proxy,
Returning a signed proxy card dated later than your last proxy,
Submitting a written revocation to the Corporate Secretary of Cboe Global Markets, Inc. at 433 West
Van Buren Street, Chicago, Illinois 60607, or
Voting online during the Annual Meeting.
If you are a stockholder of record and need a new proxy card, to change your vote or otherwise, please contact the Corporate Secretary at the address above or via email at CorporateSecretary@Cboe.com.
If your bank, broker, or other nominee holds your shares in "street name", you may revoke your proxy or change your vote only by following the separate instructions provided by your bank, broker, or nominee.
If I submit a proxy by Internet, telephone or mail, how will my shares be voted?
If you properly submit your proxy by one of these methods, and you do not subsequently revoke your proxy, your shares of common stock will be voted in accordance with your instructions.
If you sign, date, and return your proxy card but do not give voting instructions, your shares of common stock will be voted as follows:
FOR the election of each of our director nominees,
FOR the advisory vote to approve the compensation paid to our executive officers,
FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for our 2026 fiscal year, and
AGAINST the stockholder proposal regarding the shareholder right to act by written consent.
In addition, if you properly submit your proxy by one of these methods, and you do not subsequently revoke your proxy, and any other matters are properly presented at the Annual Meeting, your shares of common stock will be voted in accordance with the judgment of the persons voting the proxy on such matters. We are not aware of any other matters that will be considered at the Annual Meeting.
If I hold my shares in "street name" and do not provide voting instructions, can my broker still vote my shares?
Under the rules of various securities exchanges, brokers that have not received voting instructions from their customers 10 days prior to the meeting date may vote their customers' shares in the brokers' discretion on the proposal regarding the ratification of the appointment of KPMG as our independent registered public accounting firm for our 2026 fiscal year, because the rules of the exchanges currently deem this a "discretionary" matter.
Absent instruction, brokers will not be able to vote on any of the other matters included in this Proxy Statement.
If brokers exercise their discretion in voting on the proposal regarding the ratification of KPMG, a "broker non-
vote" will occur as to the other matters presented for a vote at the Annual Meeting, unless you provide voting instructions.

94	Cboe Global Markets 2026 Proxy Statement

What vote is required for adoption or approval of each matter?
Election of Directors. You may vote FOR or AGAINST each of the director nominees or you may ABSTAIN.
Each nominee must receive the affirmative vote of a majority of the votes properly cast with respect to his or her election in order to be elected. Each nominee has tendered his or her resignation, contingent on failing to receive a majority of the votes cast in this election and acceptance by the Board. In the event any director fails to receive a majority of votes cast, the Nominating and Governance Committee will consider and make a recommendation to the Board as to whether to accept the resignation.
Advisory Vote to Approve Executive Compensation. You may vote FOR or AGAINST the advisory proposal to approve our executive compensation or you may ABSTAIN. A majority of the shares of common stock properly cast upon this proposal must be voted FOR approval of this advisory proposal for it to pass. Votes cast
FOR or AGAINST with respect to the proposal will be counted as shares cast on the proposal.
Ratification of the Appointment of our Independent Registered Public Accounting Firm. You may vote
FOR or AGAINST the ratification of the appointment of our independent registered public accounting firm or you may ABSTAIN. A majority of the shares of common stock properly cast upon this proposal must be voted FOR ratification for it to pass. Votes cast FOR or AGAINST with respect to this matter will be counted as shares cast on the matter.
Stockholder Proposal Regarding the Shareholder Right to Act by Written Consent. You may vote FOR or
AGAINST the stockholder proposal regarding the shareholder right to act by written consent or you may
ABSTAIN. A majority of the shares of common stock properly cast upon this proposal must be voted FOR approval of this proposal for it to pass. Votes cast FOR or AGAINST with respect to the proposal will be counted as shares cast on the proposal.
Abstentions and Broker Non-Votes. Abstentions and broker non-votes will not be considered a vote cast either for or against any of the matters being presented in this Proxy Statement and will not impact the voting results. If you do not provide your broker with voting instructions, the broker cannot vote your shares on any matter other than the ratification of the appointment of our independent registered public accounting firm. A
"broker non-vote" occurs when your broker submits a proxy for the meeting with respect to discretionary matters, but does not vote on non-discretionary matters because you did not provide voting instructions on these matters. In the case of a discretionary matter (i.e., the ratification of the appointment of our independent registered public accounting firm), your broker is permitted to vote your shares of common stock even when you have not given voting instructions (as described above under "If I hold my shares in "street name" and do not provide voting instructions, can my broker still vote my shares?").
How many votes are required to transact business at the Annual Meeting?
A quorum is required to transact business at the Annual Meeting. The holders of a majority of the outstanding shares of our common stock as of March 19, 2026, present or represented by proxy and entitled to vote, will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are treated as present for quorum purposes.
What happens if the meeting is postponed or adjourned or encounters technical difficulties?
Your proxy will remain valid and may be voted at the postponed or adjourned meeting. You will be able to change or revoke your proxy until it is voted. If there are any technical issues in convening or hosting the meeting, we will promptly post information to our Investor Relations website, including information on when the meeting will be reconvened.
How do I obtain more information about Cboe Global Markets, Inc.?
A copy of our 2025 Annual Report to Stockholders, which includes our Annual Report on Form 10-K, is enclosed with this Proxy Statement. The 2025 Annual Report, our Annual Report on Form 10-K for the fiscal year ended
December 31, 2025 filed with the SEC, our Corporate Governance Guidelines, our Code of Business Conduct
and Ethics, and the charters for our Audit, Compensation and Human Capital, and Nominating and Governance
Committees are available on our website at http://ir.Cboe.com. In addition, we intend to disclose any future amendments to certain provisions of our Code of Business Conduct and Ethics, or any waivers of such provisions, applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions on our website at http://ir.Cboe.com.
These documents may also be obtained, free of charge, by writing to: Cboe Global Markets, Inc., 433 West Van
Buren Street, Chicago, Illinois 60607, Attn: Investor Relations; or by sending an e-mail to:
investorrelations@Cboe.com.

Cboe Global Markets 2026 Proxy Statement	95

These documents, as well as other information about us, are also available on our website at http://ir.Cboe.com.
Information on our website does not form a part of this Proxy Statement.
How do I sign up for electronic delivery of proxy materials?
This Proxy Statement and our 2025 Annual Report to Stockholders are available on our website at http://
ir.Cboe.com. If you would like to help reduce our costs of printing and mailing future materials, you can consent to access these documents in the future over the Internet rather than receiving printed copies in the mail.
If you are a stockholder of record, you may sign up for this service by contacting our transfer agent in writing at
Broadridge, 51 Mercedes Way, Edgewood, NY 11717 or calling (866) 301-8223. If you hold shares of common stock in "street name", you can contact your account representative at the broker, bank, or similar institution through which you hold your shares for information regarding electronic delivery of future materials. Your consent to electronic delivery will remain in effect until you revoke it.
Who pays the expenses of this proxy solicitation?
The Company will pay the expenses of the preparation of our proxy materials and the solicitation of proxies by the Company for the Annual Meeting. Certain of our directors, officers or employees may make solicitations in person, telephonically, electronically, or by other means of communication. We have also engaged Sodali & Co
(formerly Morrow Sodali LLC) to assist in the solicitation and distribution of proxies. Our directors, officers, and employees will receive no additional compensation for any such solicitation, and we will pay Sodali & Co a fee of $10,500 for its services, as well as reimbursements for certain expenses. We will request that banks, brokerage houses, and other custodians, nominees, and fiduciaries forward all of our solicitation materials to the beneficial owners of the shares that they hold of record. We will reimburse these record holders for customary clerical and mailing expenses incurred by them in forwarding these materials to customers.
If you have any questions about the Annual Meeting or need additional copies of this Proxy Statement or additional proxy cards, please contact Sodali & Co at 333 Ludlow St, 5th Floor, South Tower, Stamford,
Connecticut 06902. Banks and brokerage firms may call (203) 658-9400 and stockholders may call toll-free at
(800) 662-5200 or by sending an e-mail to: CBOE.info@sodali.com.
Who will count the vote?
The Company has engaged Broadridge to serve as the inspector of elections for the Annual Meeting. As inspector of elections, Broadridge will tabulate the voting results.
What does it mean if I get more than one proxy or voting instruction card?
If your shares are registered in more than one name or in more than one account, you will receive more than one card. This may occur if you hold common stock in multiple accounts, such as with different brokers in street name and as the record holder with Broadridge. Please complete and return all of the proxy or voting instruction cards that you receive (or vote by telephone or through the Internet all of the shares on all of the proxy or voting instruction cards received) to ensure that all of your shares are voted.

96	Cboe Global Markets 2026 Proxy Statement

APPENDIX A—RECONCILIATION OF NON-GAAP
FINANCIAL MEASURES TO GAAP
MEASURES
In addition to disclosing results determined in accordance with GAAP, Cboe Global Markets, Inc. has disclosed certain non-GAAP measures of operating performance in this Proxy Statement. These measures are not in accordance with, or a substitute for, GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. The non-GAAP measures provided in this Proxy Statement are corporate-
wide EBITDA and adjusted EBITDA and 3-year adjusted EPS. Management believes that the non-GAAP financial measures presented in this Proxy Statement provide the appropriate means to determine compensation payouts under our annual incentive plan. The Company also believes that providing a discussion of these metrics provides management and investors an additional perspective on the Company's financial and operational performance and trends.

(in millions)	Twelve Months Ended December 31, 2025
Reconciliation of Net Income Allocated to Common Stockholders to EBITDA and Adjusted EBITDA
Net income allocated to common stockholders	$1,094.8
Interest expense, net	2.9
Income tax provision	466.6
Depreciation and amortization	122.4
EBITDA	$1,686.7

Non-GAAP adjustments not included in above line items
Acquisition-related expenses	0.3
Business realignment costs	7.0
Non-operating investment adjustments, net	(96.8)
Executive compensation adjustment	1.6
Impairment of assets	46.7
Adjusted EBITDA, including minority investments	$1,645.5
Minority investments (1)	9.3
Adjusted EBITDA, excluding minority investments	$1,654.8
_____________________________________
(1)Impact from minority investments are removed for purposes of annual incentive plan achievement calculations.

Cboe Global Markets 2026 Proxy Statement	97

(in millions)	Twelve Months Ended December 31, 2024
Reconciliation of Net Income Allocated to Common Stockholders to EBITDA and Adjusted EBITDA
Net income allocated to common stockholders	$761.0
Interest expense, net	24.2
Income tax provision	318.9
Depreciation and amortization	133.0
EBITDA	$1,237.1

Non-GAAP adjustments not included in above line items
Acquisition-related expenses	1.3
Loss on investments	31.4
Gain on sale of property held for sale	(1.0)
Cboe Digital syndication wind down	(1.0)
Gain on Cboe Digital non-recourse notes and warrants wind down	(1.4)
Costs related to Cboe Digital wind down	2.1
Change in contingent consideration	2.1
Impairment of intangible assets	81.0
Adjusted EBITDA, including minority investments	$1,351.6
Minority investments (1)	11.2
Adjusted EBITDA, excluding minority investments	$1,362.8
_____________________________________
(1)Impact from minority investments are removed for purposes of annual incentive plan achievement calculations.

98	Cboe Global Markets 2026 Proxy Statement

(in millions)	Twelve Months Ended December 31, 2023
Reconciliation of Net Income Allocated to Common Stockholders to EBITDA and Adjusted EBITDA
Net income allocated to common stockholders	$757.5
Interest expense, net	50.4
Income tax provision	286.2
Depreciation and amortization	158.0
EBITDA	$1,252.1

Non-GAAP adjustments not included in above line items
Acquisition-related expenses	7.4
Income from investment	(2.1)
Change in contingent consideration	(14.4)
Impairment of investment	1.8
Adjusted EBITDA, including minority investments	$1,244.8
Minority investments (1)	(3.5)
Adjusted EBITDA, excluding minority investments	$1,241.3
_____________________________________
(1)Impact from minority investments are removed for purposes of annual incentive plan achievement calculations.

(in millions)	Twelve Months Ended December 31, 2022
Reconciliation of Net Income Allocated to Common Stockholders to EBITDA and Adjusted EBITDA
Net income allocated to common stockholders	$234.1
Interest expense, net	56.4
Income tax provision	197.9
Depreciation and amortization	166.8
EBITDA	$655.2

Non-GAAP adjustments not included in above line items
Acquisition-related expenses	19.9
Impairment of investment	10.6
Loan forgiveness	(1.3)
Gain on investment	(7.5)
Goodwill impairment	460.9
Investment establishment costs	3.0
Change in contingent consideration	(5.2)
Adjusted EBITDA	$1,135.6

Cboe Global Markets 2026 Proxy Statement	99

(in millions)	Twelve Months Ended December 31, 2021
Reconciliation of Net Income Allocated to Common Stockholders to EBITDA and Adjusted EBITDA
Net income allocated to common stockholders	$527.3
Interest expense, net	47.4
Income tax provision	227.1
Depreciation and amortization	167.4
EBITDA	$969.2

Non-GAAP adjustments not included in above line items
Acquisition-related expenses	15.6
Impairment of investment	5.0
Change in contingent consideration	(2.7)
Adjusted EBITDA	$987.1

100	Cboe Global Markets 2026 Proxy Statement

(in millions, except per share amounts)	Thirty-Six Months Ended December 31, 2025
Reconciliation of 3-Year Net Income Allocated to Common Stockholders to Non-GAAP
Net income allocated to common stockholders	$2,613.3
Non-GAAP adjustments
Acquisition-related expenses (1)	9.0
Amortization of acquired intangible assets (2)	275.2
Non-operating investment adjustments, net	(65.7)
Change in contingent consideration	(12.3)
Executive compensation adjustment	1.6
Business realignment costs	9.1
Gain on Cboe Digital non-recourse notes and warrants wind down	(1.4)
Cboe Digital syndication wind down	(1.0)
Gain on property held for sale	(1.0)
Impairment of assets	127.7
Total Non-GAAP adjustments	$341.2
Income tax expense related to the items above	(91.1)
Tax reserves	(20.7)
Deferred tax re-measurements	14.4
Valuation allowances	2.3
Net income allocated to participating securities - effect on reconciling items	(1.6)
Adjusted 3-year net income allocated to common stockholders	$2,857.8

Reconciliation of 3-Year Diluted EPS to Non-GAAP
Diluted earnings per common share	24.76
Per share impact of non-GAAP adjustments noted above	2.32
3-year Adjusted diluted earnings per common share	$27.08
_____________________________________
(1)This amount includes professional fees and outside services, severance, facilities expenses, impairment charges and other costs related to the Company's acquisitions.
(2)This amount represents the amortization of acquired intangible assets related to the Company's acquisitions.

CBOE GLOBAL MARKETS, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 13, 2026 for shares held directly. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 13, 2026 for shares held directly. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V84675-P48386

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CBOE GLOBAL MARKETS, INC.

The Board of Directors recommends you vote FOR all the nominees listed.

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. William M. Farrow, III	☐	☐	☐
1b. Craig S. Donohue	☐	☐	☐
1c. Edward J. Fitzpatrick	☐	☐	☐
1d. Ivan K. Fong	☐	☐	☐
1e. Janet P. Froetscher	☐	☐	☐
1f. Jill R. Goodman	☐	☐	☐
1g. Erin A. Mansfield	☐	☐	☐
1h. Cecilia H. Mao	☐	☐	☐
1i. Jennifer J. McPeek	☐	☐	☐
1j. Roderick A. Palmore	☐	☐	☐
1k. James E. Parisi	☐	☐	☐
1l. Fredric J. Tomczyk	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.	**For**	**Against**	**Abstain**
2. Approve, in a non-binding resolution, the compensation paid to our executive officers.	☐	☐	☐
3. Ratify the appointment of KPMG LLP as our independent registered public accounting firm for the 2026 fiscal year.	☐	☐	☐

The Board of Directors recommends you vote AGAINST proposal 4.	**For**	**Against**	**Abstain**
4. Stockholder proposal regarding shareholder right to act by written consent.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date